UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2021

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Reports go here

American Beacon®
FUNDS

# 2021 ANNUAL REPORT

## August 31, 2021

**As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.**

**If you already elected to receive annual/semi-annual shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''**

**You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual shareholder reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.**

SIM_SPFR 0821

About American Beacon Advisors, Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

SIM HIGH YIELD OPPORTUNITIES FUND

Investing in high-yield securities (commonly referred to as “junk bonds”), including loans, restricted securities and floating rate securities, is subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SOUND POINT FLOATING RATE INCOME FUND

Investing in high-yield securities (commonly referred to as “junk bonds”), including loans, CLOs, restricted securities and floating rate securities, is subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. In addition, loans are subject to the risk that the Fund may not be able to obtain the collateral securing the loan in a timely manner, and the value of the collateral may not cover the amount owed on the loan. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	August 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

The 24-hour news cycle has closely followed the COVID-19 pandemic and related events – including the spread of the delta variant and ongoing global vaccination efforts; U.S. stimulus and infrastructure spending; and the reopening of our nation’s airports, businesses, and schools – for more than a year now. Given the continued uncertainty, it appears we are still navigating turbulent waters and facing waves of virus variants that could dampen economic recovery.

However, during challenging times such as we’ve all experienced since March 2020, the fear of loss can be a powerful emotion. And it can cause many individuals to make short-term investment decisions that have the potential to sink their long-term financial objectives. We encourage you to remain focused on achieving your long-term investment goals by working with financial professionals to develop a personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand crises. By staying the course, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for continuing your financial journey with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Global Bond Market Overview

August 31, 2021 (Unaudited)

Within the U.S. fixed-income markets for the 12-month period ended August 31, 2021, the investment-grade Bloomberg U.S. Aggregate Bond Index fell slightly and returned -0.08%, while the ICE BofA U.S. High Yield Index returned 10.26% and the Credit Suisse Leveraged Loan Index returned 8.50%. Returns in the credit sectors were very strong during the period as spreads continued to narrow following the economic recovery.

Lower-quality bonds significantly outperformed with triple-C and lower-rated bonds returning 23.78%; in comparison, single-B bonds were up 8.74% and double-B bonds were up 8.41%, according to the ICE BofA U.S. High Yield Index. The highest-returning sectors within the ICE BofA U.S. High Yield Index included: Energy, 20.49%; Transportation, 18.94%; and Leisure 11.89%. The lowest-returning sectors included: Utility, 4.49%; Telecommunications, 5.23%; and Media 6.01%. Conversely, investment-grade credit returned 2.26% and U.S. Treasuries returned -2.11%, according to the Bloomberg U.S. Aggregate Bond Index.

Economic news throughout the 12-month period was mostly positive despite disruptions triggered by the ongoing COVID-19 pandemic. After a brief recession that lasted from February 2020 to April 2020, the economy started rebounding in the summer of 2020. By late 2020, the earlier-than-expected arrival of COVID-19 vaccines led to businesses reopening and expectations for even stronger economic growth. By period end, consumer spending was solid, driven by increased sales in housing and retail. The labor market steadily added new jobs, and generous unemployment benefits aided those temporarily out of work.

Inflation picked up steam during 2021, reflecting supply-chain disruptions and pent-up demand brought about by the pandemic. While inflationary issues remain, the Federal Reserve viewed the recent price increases as transitory and argued that slack in the labor market, low manufacturing capacity utilization rates and an economy that is still running below potential would help keep inflation muted. Additionally, the 10-year U.S. Treasury yield ended the period at 1.3% as of August 31, 2021, suggesting investors did not have long-term concerns about inflation.

With regard to monetary policy, the Federal Reserve maintained the federal funds rate at 0% to 0.25% during the 12-month period and continued purchasing at least $80 billion in Treasuries and $40 billion in mortgage-backed securities each month. Federal Open Market Committee members appeared to be feeling better about the economy, and there has been discussion of tapering quantitative easing as early as the fourth quarter of 2021. Any potential federal funds rate increases would be further down the road; there is little chance of any hikes occurring before late 2022 or early 2023.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2021 (Unaudited)

The Investor Class of the American Beacon SiM High Yield Opportunities Fund (the “Fund”) returned 15.73% for the twelve-month period ending August 31, 2021. The Fund outperformed the ICE BofA US High Yield Index (the “Index”) which returned 10.26% during the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 8/31/2011 through 8/31/2021

Total Returns for the Period ended August 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 8/31/2011- 8/31/2021
R5 Class (1,2,4)	SHOIX	16.08%	7.88%	7.25%	7.79%	$21,179
Y Class (1,2,4)	SHOYX	16.06%	7.83%	7.20%	7.72%	$21,035
Investor Class (1,2,4)	SHYPX	15.73%	7.49%	6.91%	7.44%	$20,501
A Class with sales Charge (1,2,4)	SHOAX	10.25%	5.61%	5.81%	6.81%	$19,333
A Class without sales charge (1,2,4)	SHOAX	15.75%	7.35%	6.83%	7.34%	$20,299
C Class with sales charge (1,2,4)	SHOCX	13.94%	6.74%	6.12%	6.59%	$18,930
C Class without sales charge (1,2,4)	SHOCX	14.94%	6.74%	6.12%	6.59%	$18,930

ICE BofA US High Yield Index (3)		10.26%	6.82%	6.49%	6.90%	$19,487

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

A portion of fees charged to the R5 Class of the Fund was waived from Fund inception through 2018, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the Investor Class of the Fund was waived in 2011 and 2012, partially recovered in 2013, fully recovered in 2016 and waived in 2021. Performance prior to

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2021 (Unaudited)

waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the Y Class of the Fund was waived from 2011 through 2013, fully recovered in 2015 and waived in 2016 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the A and C Classes of the Fund was waived from 2011 through 2014, partially recovered in 2015, fully recovered in 2016 and waived in 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

3.

The ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated, below-investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below-investment-grade rating and an investment-grade rated country of risk. In addition, qualifying securities must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 0.86%, 0.90%, 1.18%, 1.15%, 1.89%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Issue selection within the Fund’s Energy, Finance and Transportation sectors contributed the most to relative returns. Conversely, the Fund’s issue selection within the Consumer and Manufacturing sectors detracted from relative performance.

From a sector allocation perspective, the Fund’s overweight to the Transportation sector and underweight to the Telecommunications sector contributed to relative performance. On the other hand, an overweight to the Services sector detracted slightly from the Fund’s relative returns.

From a credit quality issue selection standpoint, issue selection within the B-rated and Not-rated credit categories contributed positively to relative performance. Security selection within the BB-rated and BBB-rated credit category somewhat offset this performance by negatively impacting the Fund’s returns.

From a credit quality allocation perspective, the Fund’s underweight to the CCC-rated credit category and overweight to the Not-rated credit category detracted from the Fund’s relative performance. On the other hand, a significant underweight to the BB-rated credit category and an overweight to the BBB-rated credit category contributed positively to the Fund’s relative returns.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out-of-favor sectors through bottom-up fundamental research remains in place.

Top Ten Holdings (% Net Assets)
Athabasca Oil Corp., 9.875%, Due 2/24/2022		2.3
Berry Petroleum Co. LLC, 7.000%, Due 2/15/2026		1.8
CES Energy Solutions Corp., 6.375%, Due 10/21/2024		1.8
Station Casinos LLC, 4.500%, Due 2/15/2028		1.7
Baytex Energy Corp., 8.750%, Due 4/1/2027		1.6
Boyd Gaming Corp., 4.750%, Due 6/15/2031		1.6
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, Due 2/15/2023		1.6
Scorpio Tankers, Inc., 3.000%, Due 5/15/2025		1.5
Select Medical Corp., 6.250%, Due 8/15/2026		1.5
TreeHouse Foods, Inc., 4.000%, Due 9/1/2028		1.5

Total Fund Holdings	92

Sector Allocation (% Investments)
Consumer, Non-Cyclical		34.0
Industrial		17.4
Consumer, Cyclical		17.2
Energy		14.0
Technology		10.7
Communications		3.7
Financial		3.0

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2021 (Unaudited)

Country Allocation (% Fixed Income)
United States	80.7
Canada	10.6
Norway	2.1
United Kingdom	2.0
Monaco	1.6
Chile	1.3
Netherlands	1.3
Ireland	0.4

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2021 (Unaudited)

The Investor Class of the American Beacon Sound Point Floating Rate Income Fund (the “Fund”) returned 10.31% for the twelve months ended August 31, 2021. The Fund outperformed the Credit Suisse Leveraged Loan Index (the “Index”) return of 8.50% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 12/3/2012 through 8/31/2021

Total Returns for the Period ended August 31, 2021

	Ticker	1 Year	3 Years	5 Years	Since Inception 12/3/2012	Value of $10,000 12/3/2012- 8/31/2021
R5 Class (1,2,6)	SPFLX	10.68%	2.61%	3.77%	4.81%	$15,081
Y Class (1,2,3,6)	SPFYX	10.60%	2.50%	3.68%	4.73%	$14,975
Investor Class (1,2,3,6)	SPFPX	10.31%	2.21%	3.44%	4.56%	$14,772
A Class with sales Charge (1,2,3,6)	SOUAX	7.56%	1.42%	2.89%	4.24%	$14,377
A Class without sales charge (1,2,3,6)	SOUAX	10.36%	2.27%	3.41%	4.55%	$14,751
C Class with sales charge (1,2,3,6)	SOUCX	8.61%	1.49%	2.66%	4.04%	$14,143
C Class without sales charge (1,2,3,6)	SOUCX	9.61%	1.49%	2.66%	4.04%	$14,143
SP Class (1,2,4,6)	SPFRX	13.27%	3.13%	4.00%	4.86%	$15,147

Credit Suisse Leveraged Loan Index (5)		8.50%	4.10%	4.69%	4.38%	$14,551

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2021 (Unaudited)

2.

A portion of the fees charged to the R5 Class of the Fund was waived from Fund inception through 2017, partially recovered in 2018 and 2019 and waived in 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of the fees charged to the Investor Class of the Fund was waived from Fund inception through 2016, fully recovered in 2017 and waived in 2021. Performance prior to waiving fees was lower than returns shown for periods when waivers were in effect. A portion of the fees charged to the Y Class of the Fund was waived from Fund inception through 2016, fully recovered in 2017 and waived in 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of the fees charged to A and C Classes was waived from Fund inception through 2016, partially recovered in 2017 and 2018 and waived in 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the SP Class of the Fund was waived from Fund inception through 2016, partially recovered from 2017 through 2019 and waived in 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

3.

Fund performance represents the returns achieved by the R5 Class from 12/3/12 up to 12/11/15, the inception date of the Y, Investor, A, and C Classes and the returns of each Class since its inception. Expenses of the R5 Class are lower than the other Classes. Therefore, total returns shown may be higher than they would have been had the Y, Investor, A, and C Classes been in existence since 12/3/12.

4.

Fund performance represents the returns achieved by the R5 Class from 12/3/12 up to 5/30/14, the inception date of the SP Class, and the returns of the SP Class since its inception. Expenses of the R5 Class are lower than the SP Class. Therefore, total returns shown may be higher than they would have been had the SP Class been in existence since 12/3/12.

5.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and SP Class shares were 0.91%, 0.97%, 1.25%, 1.18%, 1.95%, and 1.17%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund benefitted primarily from its investments in medium-to-smaller sized companies with slightly lower average credit quality (and higher yields) as they outperformed during the period. Issuers rated near or below single-B outperformed, while issuers rated double-B and higher lagged. Likewise, smaller issuers in the Index, with under $1 billion outstanding, outperformed while larger issuers with over $1 billion outstanding lagged.

The low interest rate and narrow credit spread environment encouraged investors to seek higher yields in a variety of market segments, and record amounts of stimulus from the Federal Reserve Bank and Congress supported greater risk tolerance. Additionally, the secured and floating-rate nature of bank loan obligations was appealing to investors relative to traditional, unsecured fixed-rate high-yield bonds, and strong demand from the collateralized loan obligation (CLO) market provided a steady source of loan buyers.

Offsetting the benefits of the Fund’s issuer size and quality was slight underperformance from the Fund’s avoidance of certain highly leveraged and volatile sectors, such as Mining, Energy and certain consumer-oriented sectors, that posted strong returns as the economy recovered from the pandemic. By comparison, the Fund was overweight the more stable sectors, such as Media/Telecom and Technology, that lagged the Index. Likewise, residual cash balances in the Fund caused returns to lag given strong performance from the loan market.

The historic market disruption from the pandemic in early-2020 also allowed the Fund to benefit by identifying mini bull-market themes created from the stay-at-home environment, including home improvement, take-out dining, internet connectivity and aftermarket autos. Additionally, given historic-low interest rates, the Fund increased its allocation to loans with interest rate floors, which helped to maintain its yield advantage, relative to the Index, during the period.

Despite the unusual environment, the Fund sought to maintain a diversified portfolio of resilient issuers and avoided the more volatile sectors of the market. The Fund identified opportunity across the credit spectrum and concentrated on issuers with capacity to endure the pandemic. Over time, the strategy aims to generate higher yield and lower volatility than the Index over a full market cycle.

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2021 (Unaudited)

Top Ten Holdings (% Net Assets)
Cengage Learning, Inc., 9.500%, Due 6/15/2024		1.0
Cirque Du Soleil, Inc.		0.9
LogMeIn, Inc., 4.847%, Due 8/31/2027, Term Loan B, (1-mo. LIBOR + 4.750%)		0.9
Magenta Buyer LLC, 5.750%, Due 7/27/2028, 2021 USD 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)		0.9
Metis Merger Sub LLC, 6.500%, Due 5/15/2029		0.9
Mileage Plus Holdings LLC, 6.250%, Due 6/21/2027, 2020 Term Loan B, (3-mo. LIBOR + 5.250%)		0.9
United Airlines, Inc., 4.500%, Due 4/21/2028, 2021 Term Loan B, (3-mo. LIBOR + 3.750%)		0.9
Amynta Agency Borrower, Inc., 4.585%, Due 2/28/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)		0.8
Grab Holdings, Inc., 5.500%, Due 1/29/2026, Term Loan B, (6-mo. LIBOR + 4.500%)		0.8
Asurion LLC, 5.335%, Due 1/20/2029, 2021 Second Lien Term Loan B4, (1-mo. LIBOR + 5.250%)		0.7

Total Fund Holdings	356

Sector Weightings (% Investments)
Consumer, Cyclical		21.7
Consumer, Non-Cyclical		19.4
Technology		16.2
Communications		14.4
Industrial		11.2
Financial		8.1
Energy		3.7
Basic Materials		3.5
Consumer Discretionary		1.0
Diversified		0.4
Financials		0.3
Consumer Cyclical		0.1

American Beacon FundsSM

Expense Examples

August 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2021 through August 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

August 31, 2021 (Unaudited)

American Beacon SiM High Yield Opportunities Fund

	Beginning Account Value 3/1/2021	Ending Account Value 8/31/2021	Expenses Paid During Period 3/1/2021-8/31/2021*
R5 Class
Actual	$1,000.00	$1,052.30	$3.83
Hypothetical**	$1,000.00	$1,021.48	$3.77
Y Class
Actual	$1,000.00	$1,052.30	$3.88
Hypothetical**	$1,000.00	$1,021.43	$3.82
Investor Class
Actual	$1,000.00	$1,051.70	$5.69
Hypothetical**	$1,000.00	$1,019.66	$5.60
A Class
Actual	$1,000.00	$1,050.70	$5.53
Hypothetical**	$1,000.00	$1,019.81	$5.45
C Class
Actual	$1,000.00	$1,046.60	$9.34
Hypothetical**	$1,000.00	$1,016.08	$9.20

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.74%, 0.75%, 1.10%, 1.07%, and 1.81% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Sound Point Floating Rate Income Fund

	Beginning Account Value 3/1/2021	Ending Account Value 8/31/2021	Expenses Paid During Period 3/1/2021-8/31/2021*
R5 Class
Actual	$1,000.00	$1,030.80	$4.15
Hypothetical**	$1,000.00	$1,021.12	$4.13
Y Class
Actual	$1,000.00	$1,029.40	$4.45
Hypothetical**	$1,000.00	$1,020.82	$4.43
Investor Class
Actual	$1,000.00	$1,029.00	$5.88
Hypothetical**	$1,000.00	$1,019.41	$5.85
A Class
Actual	$1,000.00	$1,029.30	$5.52
Hypothetical**	$1,000.00	$1,019.76	$5.50
C Class
Actual	$1,000.00	$1,025.30	$9.44
Hypothetical**	$1,000.00	$1,015.88	$9.40
SP Class
Actual	$1,000.00	$1,056.70	$5.60
Hypothetical**	$1,000.00	$1,019.76	$5.50

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.82%, 0.88%, 1.16%, 1.09%, and 1.86% for the R5, Y, Investor, A, C, and SP Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of August 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at August 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

October 29, 2021

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 0.09% (Cost $288,016)

Energy - 0.09%

Oil, Gas & Consumable Fuels - 0.09%
Pioneer Energy Services Corp.A B	75,602	$1,257,261

PREFERRED STOCKS - 0.49%

Financials - 0.49%

Mortgage Real Estate Investment Trusts (REITs) - 0.49%
Annaly Capital Management, Inc., Series F, 6.950%, (3-mo. USD LIBOR + 4.993%)C D	164,682	4,222,447
Annaly Capital Management, Inc., Series I, 6.750%, (3-mo. USD LIBOR + 4.989%)C D	105,809	2,766,905

		6,989,352

Total Financials		6,989,352

Total Preferred Stocks (Cost $7,050,324)		6,989,352

	Principal Amount*

CORPORATE OBLIGATIONS - 75.52%

Communications - 3.57%

Advertising - 1.39%
Lamar Media Corp., 3.625%, Due 1/15/2031E	$19,976,000	19,926,060

Internet - 1.31%
Go Daddy Operating Co. LLC / GD Finance Co., Inc.,
5.250%, Due 12/1/2027E	10,895,000	11,485,509
3.500%, Due 3/1/2029E	7,425,000	7,332,187

		18,817,696

Media - 0.87%
Townsquare Media, Inc., 6.875%, Due 2/1/2026E	11,815,000	12,523,900

Total Communications		51,267,656

Consumer, Cyclical - 14.79%

Entertainment - 6.48%
Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, Due 10/15/2025E	17,120,000	17,363,104
Churchill Downs, Inc., 4.750%, Due 1/15/2028E	19,792,000	20,698,474
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, Due 2/15/2023E	22,075,000	23,040,781
SeaWorld Parks & Entertainment, Inc., 5.250%, Due 8/15/2029E	14,170,000	14,148,036
Six Flags Entertainment Corp., 5.500%, Due 4/15/2027E	17,340,000	17,946,900

		93,197,295

Household Products/Wares - 1.00%
CD&R Smokey Buyer, Inc., 6.750%, Due 7/15/2025E	13,575,000	14,449,773

Leisure Time - 0.99%
Carnival Corp., 6.650%, Due 1/15/2028	13,230,000	14,248,181

Lodging - 4.13%
Boyd Gaming Corp., 4.750%, Due 6/15/2031E	22,145,000	22,850,872
Marriott Ownership Resorts, Inc.,
4.750%, Due 1/15/2028	6,945,000	7,049,175
4.500%, Due 6/15/2029E	4,390,000	4,433,461
Station Casinos LLC, 4.500%, Due 2/15/2028E	24,720,000	24,967,200

		59,300,708

Retail - 2.19%
Brinker International, Inc.,
3.875%, Due 5/15/2023	11,135,000	11,474,618
5.000%, Due 10/1/2024E	2,420,000	2,559,150

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2021

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 75.52% (continued)

Consumer, Cyclical - 14.79% (continued)

Retail - 2.19% (continued)
QVC, Inc., 5.950%, Due 3/15/2043	$16,711,000	$17,379,440

		31,413,208

Total Consumer, Cyclical		212,609,165

Consumer, Non-Cyclical - 29.53%

Agriculture - 0.84%
Darling Ingredients, Inc., 5.250%, Due 4/15/2027E	11,640,000	12,157,165

Biotechnology - 0.99%
HCRX Investments Holdco LP, 4.500%, Due 8/1/2029E	14,000,000	14,180,425

Commercial Services - 4.16%
AMN Healthcare, Inc., 4.625%, Due 10/1/2027E	19,673,000	20,509,103
Carriage Services, Inc. Co., 4.250%, Due 5/15/2029E	20,595,000	20,627,128
TriNet Group, Inc., 3.500%, Due 3/1/2029E	18,460,000	18,598,450

		59,734,681

Food - 5.48%
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, Due 1/15/2030E	18,459,000	20,831,904
Pilgrim’s Pride Corp., 5.875%, Due 9/30/2027E	17,731,000	18,923,764
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, Due 3/1/2029E	16,760,000	17,055,814
TreeHouse Foods, Inc., 4.000%, Due 9/1/2028	22,710,000	21,889,034

		78,700,516

Health Care - Products - 2.21%
Avantor Funding, Inc., 4.625%, Due 7/15/2028E	17,585,000	18,594,379
Teleflex, Inc., 4.250%, Due 6/1/2028E	12,715,000	13,239,494

		31,833,873

Health Care - Services - 13.28%
Acadia Healthcare Co., Inc., 5.500%, Due 7/1/2028E	19,158,000	20,211,690
Centene Corp., 3.000%, Due 10/15/2030	16,829,000	17,364,793
Charles River Laboratories International, Inc., 3.750%, Due 3/15/2029E	20,500,000	21,132,220
Encompass Health Corp., 4.750%, Due 2/1/2030	16,515,000	17,608,954
HCA, Inc., 3.500%, Due 9/1/2030	19,700,000	21,138,888
IQVIA, Inc., 5.000%, Due 5/15/2027E	13,710,000	14,325,990
MEDNAX, Inc., 6.250%, Due 1/15/2027E	20,245,000	21,333,169
Select Medical Corp., 6.250%, Due 8/15/2026E	20,401,000	21,574,057
Syneos Health, Inc., 3.625%, Due 1/15/2029E	17,379,000	17,287,065
Tenet Healthcare Corp., 4.875%, Due 1/1/2026E	18,190,000	18,868,487

		190,845,313

Pharmaceuticals - 2.57%
Elanco Animal Health, Inc., 5.900%, Due 8/28/2028	16,965,000	19,859,399
Horizon Therapeutics USA, Inc., 5.500%, Due 8/1/2027E	16,161,000	17,130,660

		36,990,059

Total Consumer, Non-Cyclical		424,442,032

Energy - 3.73%

Oil & Gas - 3.73%
Berry Petroleum Co. LLC, 7.000%, Due 2/15/2026E	25,940,000	25,744,413
California Resources Corp., 7.125%, Due 2/1/2026E	7,880,000	8,266,356

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2021

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 75.52% (continued)

Energy - 3.73% (continued)

Oil & Gas - 3.73% (continued)
Murphy Oil Corp.,
5.875%, Due 12/1/2027	$13,100,000	$13,624,000
6.375%, Due 12/1/2042	5,975,000	5,945,125

		53,579,894

Total Energy		53,579,894

Financial - 1.95%

Financial Services - 0.75%
Encore Capital Group, Inc., 4.250%, Due 6/1/2028E	GBP 7,775,000	10,689,460

REITS - 1.20%
MPT Operating Partnership LP / MPT Finance Corp.,
4.625%, Due 8/1/2029	8,175,000	8,740,444
3.500%, Due 3/15/2031	8,295,000	8,528,090

		17,268,534

Total Financial		27,957,994

Industrial - 11.62%

Aerospace/Defense - 1.38%
Kratos Defense & Security Solutions, Inc., 6.500%, Due 11/30/2025E	19,105,000	19,869,200

Engineering & Construction - 0.98%
AECOM, 5.125%, Due 3/15/2027	1,776,000	1,983,756
Dycom Industries, Inc., 4.500%, Due 4/15/2029E	11,785,000	12,109,088

		14,092,844

Environmental Control - 1.47%
Stericycle, Inc., 3.875%, Due 1/15/2029E	20,781,000	21,149,032

Machinery - Construction & Mining - 1.20%
BWX Technologies, Inc., 4.125%, Due 4/15/2029E	16,798,000	17,280,942

Machinery - Diversified - 2.40%
JPW Industries Holding Corp., 9.000%, Due 10/1/2024E	19,595,000	20,555,155
Mueller Water Products, Inc., 4.000%, Due 6/15/2029E	13,451,000	13,888,157

		34,443,312

Packaging & Containers - 1.21%
TriMas Corp., 4.125%, Due 4/15/2029E	17,006,000	17,322,992

Transportation - 2.98%
Eagle Bulk Shipco LLC, 8.250%, Due 11/28/2022	16,258,954	16,665,428
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 11.250%, Due 8/15/2022E	12,508,000	12,508,000
Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc., 10.750%, Due 7/1/2025E	12,510,000	13,635,900

		42,809,328

Total Industrial		166,967,650

Technology - 10.33%

Computers - 5.78%
Booz Allen Hamilton, Inc., 3.875%, Due 9/1/2028E	20,506,000	21,136,765
KBR, Inc., 4.750%, Due 9/30/2028E	20,296,000	20,600,440

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2021

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 75.52% (continued)

Technology - 10.33% (continued)

Computers - 5.78% (continued)
Leidos, Inc.,
7.125%, Due 7/1/2032	$9,520,000	$13,029,358
5.500%, Due 7/1/2033	8,771,000	10,843,149
Science Applications International Corp., 4.875%, Due 4/1/2028E	16,668,000	17,407,892

		83,017,604

Semiconductors - 3.82%
Entegris, Inc., 3.625%, Due 5/1/2029E	20,580,000	21,225,800
Qorvo, Inc., 3.375%, Due 4/1/2031E	15,277,000	16,246,937
Synaptics, Inc., 4.000%, Due 6/15/2029E	17,100,000	17,420,625

		54,893,362

Software - 0.73%
Clarivate Science Holdings Corp., 3.875%, Due 7/1/2028E	10,380,000	10,552,619

Total Technology		148,463,585

Total Corporate Obligations (Cost $1,041,977,990)		1,085,287,976

CONVERTIBLE OBLIGATIONS - 2.32%

Consumer, Non-Cyclical - 0.40%

Food - 0.40%
Chefs’ Warehouse, Inc., 1.875%, Due 12/1/2024	5,665,000	5,792,463

Energy - 0.95%

Oil & Gas - 0.95%
Pioneer Energy Services Corp., Due 11/15/2025, PIK (in-kind rate 5.000%)A B E	12,997,792	13,613,887

Financial - 0.49%

Financial Services - 0.49%
EZCORP, Inc., 2.375%, Due 05/1/2025	7,835,000	6,975,500

Industrial - 0.48%

Transportation - 0.48%
Eagle Bulk Shipping, Inc., 5.000%, Due 08/1/2024	4,835,000	6,956,707

Total Convertible Obligations (Cost $28,957,063)		33,338,557

FOREIGN CONVERTIBLE OBLIGATIONS - 1.52% (Cost $22,802,141)

Industrial - 1.52%

Transportation - 1.52%
Scorpio Tankers, Inc., 3.000%, Due 05/15/2025E	22,780,000	21,885,718

FOREIGN CORPORATE OBLIGATIONS - 17.03%

Consumer, Cyclical - 1.92%

Entertainment - 1.92%
Ladbrokes Group Finance PLC, 5.125%, Due 9/8/2023F	GBP 12,800,000	18,504,383
William Hill PLC, 4.750%, Due 5/1/2026F	6,212,000	9,031,515

		27,535,898

Total Consumer, Cyclical		27,535,898

Consumer, Non-Cyclical - 2.98%

Agriculture - 1.34%
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.500%, Due 12/15/2022E	$18,847,000	19,247,499

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2021

	Principal Amount*	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 17.03% (continued)

Consumer, Non-Cyclical - 2.98% (continued)

Food - 1.26%
Nova Austral SA,
12.000%, Due 11/26/2026, PIK (in-kind rate 12.000%)E F	$22,318,689	$14,283,961
12.000%, Due 11/26/2026, Cash (2.000%) or PIK (in-kind rate 10.000%)G	12,989,236	3,831,824

		18,115,785

Pharmaceuticals - 0.38%
Indigo Merger Sub, Inc., 2.875%, Due 7/15/2026E	5,340,000	5,460,898

Total Consumer, Non-Cyclical		42,824,182

Energy - 8.86%

Oil & Gas - 8.86%
Athabasca Oil Corp., 9.875%, Due 2/24/2022E	34,996,000	33,246,200
Baytex Energy Corp., 8.750%, Due 4/1/2027E	23,115,000	22,708,176
CES Energy Solutions Corp., 6.375%, Due 10/21/2024E	CAD 31,125,000	25,286,827
OKEA ASA,
6.646%, Due 6/28/2023, (3-mo. USD LIBOR + 6.500%)C F	16,600,000	17,056,500
8.750%, Due 12/11/2024	11,100,000	11,373,397
Vermilion Energy, Inc., 5.625%, Due 3/15/2025E	17,557,000	17,737,837

		127,408,937

Total Energy		127,408,937

Industrial - 3.27%

Environmental Control - 0.53%
Tervita Corp., 11.000%, Due 12/1/2025E	6,576,000	7,564,307

Machinery - Diversified - 1.45%
ATS Automation Tooling Systems, Inc., 4.125%, Due 12/15/2028E	20,235,000	20,851,358

Transportation - 1.29%
MPC Container Ships Invest BV, 4.885%, Due 3/22/2023, PIK (in-kind rate 4.885%), (3-mo. USD LIBOR + 4.750%)C F	18,406,933	18,591,002

Total Industrial		47,006,667

Total Foreign Corporate Obligations (Cost $232,788,865)		244,775,684

	Shares

SHORT-TERM INVESTMENTS - 0.86% (Cost $12,397,700)

Investment Companies - 0.86%
American Beacon U.S. Government Money Market Select Fund, 0.01%H I	12,397,700	12,397,700

TOTAL INVESTMENTS - 97.83% (Cost $1,346,262,099)		$1,405,932,248
OTHER ASSETS, NET OF LIABILITIES - 2.17%		31,215,022

TOTAL NET ASSETS - 100.00%		$1,437,147,270

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $14,871,148 or 1.03% of net assets.

B Value was determined using significant unobservable inputs.

C Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on August 31, 2021.

D A type of Preferred Stock that has no maturity date.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2021

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,059,802,812 or 73.74% of net assets. The Fund has no right to demand registration of these securities.

F Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

G Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

H The Fund is affiliated by having the same investment advisor.

I 7-day yield.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

Short Futures Contracts Open on August 31, 2021:

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency	454	September 2021	$(39,827,912)	$(39,038,325)	$789,587
Canadian Dollar Currency	323	September 2021	(26,701,130)	(25,620,360)	1,080,770

			$(66,529,042)	$(64,658,685)	$1,870,357

OTC Swap Agreements Outstanding on August 31, 2021:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Payment Frequency	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	1-Month USD-FEDEF	BHP Group Ltd.	GST	0.570%	Monthly	7/19/2024	132,300	12,182,232	$-	$102,869

									$-	$102,869

Glossary:

Counterparty Abbreviations:
GST	Goldman Sachs International

Exchange Abbreviations:
FEDEF	Effective Federal Funds Rate.

Currency Abbreviations:
CAD	Canadian Dollar
GBP	Pound Sterling
USD	United States Dollar

Other Abbreviations:
OTC	Over-the-Counter.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2021

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2021, the investments were classified as described below:

SiM High Yield Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$-	$-	$1,257,261	$1,257,261
Preferred Stocks	6,989,352	-	-	6,989,352
Corporate Obligations	-	1,085,287,976	-	1,085,287,976
Convertible Obligations	-	19,724,670	13,613,887	33,338,557
Foreign Convertible Obligations	-	21,885,718	-	21,885,718
Foreign Corporate Obligations	-	244,775,684	-	244,775,684
Short-Term Investments	12,397,700	-	-	12,397,700

Total Investments in Securities - Assets	$19,387,052	$1,371,674,048	$14,871,148	$1,405,932,248

Financial Derivative Instruments - Assets
Futures Contracts	$1,870,357	$-	$-	$1,870,357
Swap Contract Agreements	-	102,869	-	102,869

Total Financial Derivative Instruments - Assets	$1,870,357	$102,869	$-	$1,973,226

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2021, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the year:

Security Type	Balance as of 8/31/2020	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 8/31/2021	Unrealized Appreciation (Depreciation) at Year End*
Common Stock	$821,794	$-	$-	$-	$-	$435,467	$-	$-	$1,257,261	$474,786
Convertible Obligations	12,412,725	602,793	-	147,265	-	451,104	-	-	13,613,887	1,351,227

	$13,234,519	$602,793	$-	$147,265	$-	$886,571	$-	$-	$14,871,148	$1,826,013

*

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The following is a summary of significant unobservable inputs used in the fair valuation of the asset categorized within Level 3 of the fair value hierarchy:

Security Type	Fair Value at 8/31/2021	Valuation Technique	Input Description	Unobservable Input	Impact to Valuation From an Increase in Input**
Common Stock(1)	$1,257,261	Transaction Price	Patterson-UTI, Inc. Share Price	$7.76	Increase
		Enterprise Valuation	TEV/EBITDA Multiples	7.34x	Increase
			EBITDA Estimate	$38 million	Increase
			Illiquidity discount	20%	Decrease
Convertible Obligations(2)	$13,613,887	Transaction Price	Patterson-UTI, Inc. Share Price	$7.76	Increase
		Discounted Cash Flow Model	Implied Benchmark Yield	7.495%	Decrease
			Credit Spread	10.98%	Decrease
		Black-Scholes Model	Common Stock Valuation Estimate	$15.20	Increase
			Equity Volatility	65.00%	Increase

**

Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(1)

During July 2021, Pioneer Energy agreed to be acquired by Patterson-UTI, Inc., (“PTEN”). The transaction was expected to be completed by the fourth quarter of 2021 and was completed on October 4, 2021. Due to transaction uncertainty, the value was determined using a probability weighted average of (83%) transaction price based on public stock value of PTEN, which is observable and (17%) enterprise valuation using guideline public companies.

(2)	The valuation for Pioneer Energy convertible notes was determined based on the probability weighted averages of the two scenarios described in Note (1).

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 1.25%

Consumer Discretionary - 0.96%

Commercial Services & Supplies - 0.04%
Constellis Holdings LLCA	69,609	$214,605

Diversified Consumer Services - 0.00%
Tweddle Group, Inc.A B C	2,722	-

Entertainment - 0.92%
Cirque Du Soleil, Inc.A	698,070	5,933,595
Deluxe EntertainmentA B C	102,794	-

		5,933,595

Total Consumer Discretionary		6,148,200

Energy - 0.00%

Oil, Gas & Consumable Fuels - 0.00%
Southcross Energy Partners LPA	336,500	2,692

Financials - 0.29%

Diversified Financial Services - 0.29%
Gee Acquisition Holdings Corp.A	94,492	1,842,594
RCS 2L EscrowA B C	667	-

		1,842,594

Total Financials		1,842,594

Information Technology - 0.00%

Communications Equipment - 0.00%
4L Technologies, Inc.A	140,935	14,093
Internap Corp.A	87,247	13,087

		27,180

Total Information Technology		27,180

Total Common Stocks (Cost $4,705,189)		8,020,666

WARRANTS - 0.12% (Cost $15,287)

Consumer Cyclical - 0.12%
CDS US Intermediate Holdings, Inc.A	485,314	788,635

PREFERRED STOCKS - 0.34% (Cost $2,070,155)

Energy - 0.34%

Oil, Gas & Consumable Fuels - 0.34%
Southcross Energy Partners LPA D	2,635,755	2,155,215

	Principal Amount

BANK LOAN OBLIGATIONSE - 87.80%

Basic Materials - 3.33%

Chemicals - 2.55%
Archroma Finance SARL, 4.385% - 4.397%, Due 8/12/2024, USD 2017 Term Loan B2, (3-mo. LIBOR + 4.250%)	$1,600,669	1,577,668
Ascend Performance Materials Operations LLC, 5.500%, Due 8/27/2026, 2021 Term Loan B, (3-mo. LIBOR + 4.750%)	1,474,826	1,493,955
ASP Unifrax Holdings, Inc., 3.897%, Due 12/12/2025, Term Loan B, (3-mo. LIBOR + 3.750%)	2,537,533	2,466,482
ASP Unifrax Holdings, Inc. (continued) 8.619%, Due 12/14/2026, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	2,287,000	2,245,079
CPC Acquisition Corp., 4.500%, Due 12/29/2027, Term Loan, (3-mo. LIBOR + 3.750%)	1,101,240	1,098,487

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Basic Materials - 3.33% (continued)

Chemicals - 2.55% (continued)
GEON Performance Solutions LLC, Due 8/9/2028, 2021 Term LoanF	$278,000	$278,523
Illuminate Buyer LLC, 3.585%, Due 6/30/2027, 2021 Term Loan, (1-mo. LIBOR + 3.500%)	2,529,306	2,514,029
Lonza Group AG, 4.750%, Due 6/29/2028, USD Term Loan B, (3-mo. LIBOR + 4.000%)	1,139,000	1,139,000
LSF11 Skyscraper Holdco SARL, 4.250%, Due 9/29/2027, 2021 USD Term Loan B, (3-mo. LIBOR + 3.500%)	647,378	646,568
SCIH Salt Holdings, Inc., 4.750%, Due 3/16/2027, 2021 Incremental Term Loan B, (6-mo. LIBOR + 4.000%)	2,085,748	2,087,980
Sparta US HoldCo LLC, 4.250%, Due 8/2/2028, 2021 Term Loan, (3-mo. LIBOR + 3.500%)	620,000	619,615
W.R. Grace & Co., Due 8/12/2028, 2021 Term Loan BF	245,000	245,409

		16,412,795

Forest Products & Paper - 0.04%
Spa Holdings OY, Due 2/4/2028, USD Term Loan BF	280,298	279,947

Iron/Steel - 0.74%
Phoenix Services International LLC, 4.750%, Due 3/1/2025, Term Loan, (1-mo. LIBOR + 3.750%)	4,773,203	4,749,337

Total Basic Materials		21,442,079

Communications - 11.32%

Advertising - 1.24%
ABG Intermediate Holdings LLC, 4.000%, Due 9/27/2024, 2021 Term Loan B, (3-mo. LIBOR + 3.250%)	2,892,008	2,878,444
Clear Channel Outdoor Holdings, Inc., 3.607% - 3.629%, Due 8/21/2026, Term Loan B, (2-mo. LIBOR + 3.500%, 3-mo. LIBOR + 3.500%)	2,187,760	2,134,619
Polyconcept Investments BV, 5.500%, Due 8/16/2023, USD 2016 Term Loan B, (6-mo. LIBOR + 4.500%)	2,629,605	2,557,291
Red Ventures LLC, 4.250%, Due 11/8/2024, 2020 Term Loan B, (1-mo. LIBOR + 3.500%)	396,010	395,020

		7,965,374

Internet - 2.22%
Arches Buyer, Inc., 3.750%, Due 12/6/2027, 2021 Term Loan B, (1-mo. LIBOR + 3.250%)	427,000	422,730
CNT Holdings Corp., 4.500%, Due 11/8/2027, 2020 Term Loan, (6-mo. LIBOR + 3.750%)	1,015,455	1,014,328
7.500%, Due 11/6/2028, 2020 2nd Lien Term Loan, (6-mo. LIBOR + 6.750%)	1,168,000	1,185,520
Endure Digital, Inc., 4.250%, Due 2/10/2028, Term Loan, (3-mo. LIBOR + 3.500%)	1,146,000	1,137,050
Hunter Holdco Ltd., 4.750%, Due 8/19/2028, USD Term Loan B, (3-mo. LIBOR + 4.250%)	4,004,000	4,004,000
I-Logic Technologies Bidco Ltd., 4.500%, Due 2/16/2028, 2021 USD Term Loan B, (6-mo. LIBOR + 4.000%)	469,219	468,928
Internap Corp., 5.500%, Due 5/8/2025, 2020 Second Out Term Loan, PIK (in-kind rate 3.500%)	418,770	209,385
ION Trading Finance Ltd., 4.917%, Due 4/1/2028, 2021 USD Term Loan, (6-mo. LIBOR + 4.750%)	2,643,000	2,642,339
Proofpoint, Inc., Due 8/31/2028, 1st Lien Term LoanF	326,000	323,917
Shutterfly, Inc.,
Due 9/25/2026, 2021 Delayed Draw Term LoanF	567,561	565,790
Due 9/25/2026, 2021 Term LoanF	2,349,439	2,342,109

		14,316,096

Media - 3.78%
Cengage Learning, Inc., 5.750%, Due 6/29/2026, 2021 Term Loan B, (3-mo. LIBOR + 4.750%)	3,992,894	4,001,758
Diamond Sports Group LLC, 3.340%, Due 8/24/2026, Term Loan, (1-mo. LIBOR + 3.250%)	923,524	574,506
Gannett Holdings LLC, 7.750%, Due 1/29/2026, 2021 Term Loan B, (6-mo. LIBOR + 7.000%)F	4,076,904	4,102,385
GEE Holdings LLC,
9.000%, Due 3/24/2025, 2021 Exit Term Loan, (3-mo. LIBOR + 8.000%)	2,192,511	2,190,691
2.500%, Due 3/23/2026, 2021 2nd Lien Takeback Term Loan, PIK (in-kind rate 6.750%)	1,634,070	1,495,174
McGraw-Hill Global Education Holdings LLC, 5.250%, Due 7/28/2028, 2021 Term Loan, (1-mo. LIBOR + 4.750%)	2,791,000	2,770,068
NEP/NCP Holdco, Inc., 3.335%, Due 10/20/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)F	4,821,409	4,581,689

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Communications - 11.32% (continued)

Media - 3.78% (continued)
Springer Nature Deutschland GmbH, 3.750%, Due 8/14/2026, 2021 USD Term Loan B18, (1-mo. LIBOR + 3.000%)	$1,822,452	$1,818,880
Univision Communications, Inc.,
4.250%, Due 3/15/2026, 2020 Replacement Term Loan, (1-mo. LIBOR + 3.250%)	1,963,807	1,957,365
Due 5/5/2028, 2021 Term Loan BF	874,000	870,355

		24,362,871

Telecommunications - 4.08%
CCI Buyer, Inc., 4.750%, Due 12/17/2027, Term Loan, (3-mo. LIBOR + 4.000%)	693,263	694,566
Connect Finco SARL, 4.500%, Due 12/11/2026, 2021 Term Loan B, (1-mo. LIBOR + 3.500%)	2,474,938	2,472,364
Crown Subsea Communications Holding, Inc., 5.750%, Due 4/20/2027, 2021 Term Loan, (1-mo. LIBOR + 5.000%)F	1,190,664	1,197,118
Gigamon, Inc., 4.500%, Due 12/27/2024, 1st Lien Term Loan, (6-mo. LIBOR + 3.750%)	1,484,892	1,484,892
Intelsat Jackson Holdings SA,
6.500%, Due 7/13/2022, 2020 DIP Term Loan, (3-mo. LIBOR + 5.500%)	193,218	194,003
8.625%, Due 1/2/2024, 2017 Term Loan B5G	514,000	522,111
Intrado Corp., 5.000%, Due 10/10/2024, 2017 Term Loan, (3-mo. LIBOR + 4.000%)	3,000,476	2,897,169
Iridium Satellite LLC, 3.250%, Due 11/4/2026, 2021 Term Loan B, (1-mo. LIBOR + 2.500%)	766,654	764,975
LogMeIn, Inc., 4.847%, Due 8/31/2027, Term Loan B, (1-mo. LIBOR + 4.750%)	5,570,010	5,548,231
Maxar Technologies Ltd., 2.840%, Due 10/4/2024, Term Loan B, (1-mo. LIBOR + 2.750%)	3,258,111	3,219,144
MLN US HoldCo LLC,
4.583%, Due 11/30/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	1,628,042	1,475,413
8.833%, Due 11/30/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	3,985,000	2,505,569
US Telepacific Corp., 7.000%, Due 5/2/2023, 2017 Term Loan B, (6-mo. LIBOR + 6.000%)	1,656,039	1,495,088
West Corp., 4.500%, Due 10/10/2024, 2018 Term Loan B1, (3-mo. LIBOR + 3.500%)F	1,857,937	1,779,272

		26,249,915

Total Communications		72,894,256

Consumer, Cyclical - 19.41%

Airlines - 3.19%
Air Canada, 4.250%, Due 8/11/2028, 2021 Term Loan B, (3-mo. LIBOR + 3.500%)	4,322,000	4,315,041
American Airlines, Inc., 1.838%, Due 6/27/2025, 2018 Term Loan B, (1-mo. LIBOR + 1.750%)	1,435,204	1,344,112
Mileage Plus Holdings LLC, 6.250%, Due 6/21/2027, 2020 Term Loan B, (3-mo. LIBOR + 5.250%)	5,523,000	5,854,380
SkyMiles IP Ltd., 4.750%, Due 10/20/2027, 2020 Skymiles Term Loan B, (3-mo. LIBOR + 3.750%)	3,006,000	3,185,789
United Airlines, Inc., 4.500%, Due 4/21/2028, 2021 Term Loan B, (3-mo. LIBOR + 3.750%)F	5,813,320	5,819,250

		20,518,572

Apparel - 0.34%
Champ Acquisition Corp., 5.667% - 5.703%, Due 12/19/2025, Term Loan, (6-mo. LIBOR + 5.500%)	947,329	949,934
S&S Holdings LLC, 5.500%, Due 3/11/2028, Term Loan, (3-mo. LIBOR + 5.000%)	1,253,858	1,238,184

		2,188,118

Auto Manufacturers - 0.20%
American Trailer World Corp., 4.500%, Due 3/3/2028, Term Loan B, (1-mo. LIBOR + 3.750%)	1,148,000	1,134,465
OEConnection LLC,
Due 9/25/2026, 2019 Delayed Draw Term LoanF	635	630
4.086%, Due 9/25/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	185,959	184,486

		1,319,581

Auto Parts & Equipment - 1.08%
Autokiniton US Holdings, Inc., 5.000%, Due 4/6/2028, 2021 Term Loan B, (12-mo. LIBOR + 4.500%)	1,353,000	1,355,111
First Brands Group LLC, 6.000%, Due 3/30/2027, 2021 Term Loan, (3-mo. LIBOR + 5.000%)	242,393	243,907
IXS Holdings, Inc., 5.000%, Due 3/5/2027, 2020 Term Loan B, (3-mo. LIBOR + 4.250%)	1,425,495	1,419,436
PAI Holdco, Inc., 4.500%, Due 10/28/2027, 2020 Term Loan B, (3-mo. LIBOR + 3.750%)	276,308	275,962

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Consumer, Cyclical - 19.41% (continued)

Auto Parts & Equipment - 1.08% (continued)
Truck Hero, Inc., 4.000%, Due 1/31/2028, 2021 Term Loan B, (1-mo. LIBOR + 3.250%)	$525,683	$523,186
Wheel Pros LLC, 5.250%, Due 5/11/2028, 2021 Term Loan, (1-mo. LIBOR + 4.500%)F	3,113,000	3,113,000

		6,930,602

Distribution/Wholesale - 0.87%
BCPE Empire Holdings, Inc.,
Due 6/11/2026, 2021 Incremental Delayed Draw Term LoanF H	222,106	219,885
4.085%, Due 6/11/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	2,547,220	2,522,818
4.500%, Due 6/11/2026, 2021 Incremental Term Loan, (1-mo. LIBOR + 4.000%)	428,894	424,605
DEI Sales, Inc., 6.250%, Due 4/23/2028, 2021 Term Loan B, (1-mo. LIBOR + 5.500%)	370,183	366,481
Fluid-Flow Products, Inc.,
4.250%, Due 3/31/2028, Delayed Draw Term Loan, (3-mo. LIBOR + 3.750%)F H	266,880	265,212
4.250%, Due 3/31/2028, Term Loan, (3-mo. LIBOR + 3.750%)	1,401,120	1,392,363
Protective Industrial Products, Inc., 4.750%, Due 1/20/2028, 2021 Term Loan, (1-mo. LIBOR + 4.000%)	424,935	423,609

		5,614,973

Entertainment - 2.32%
Allen Media LLC,
Due 2/10/2027, 2021 Delayed Draw Term Loan BF	106,667	105,387
Due 2/10/2027, 2021 Incremental Term LoanF	117,333	115,925
5.647%, Due 2/10/2027, 2020 Term Loan B, (3-mo. LIBOR + 5.500%)	1,975,672	1,951,964
AP Core Holdings LLC,
Due 7/21/2027, Amortization Term Loan B1F	1,488,000	1,473,745
Due 7/21/2027, High-Yield Term Loan B2F	2,433,000	2,408,670
CDS US Intermediate Holdings, Inc.,
7.000%, Due 11/24/2025, 2020 First Lien Term Loan, (3-mo. LIBOR + 6.000%)	2,101,007	2,094,179
2.000%, Due 11/24/2027, 2020 2nd Lien Term Loan, PIK (in-kind rate 7.000%)	1,921,051	1,895,847
Crown Finance US. Inc., 3.500%, Due 2/28/2025, 2018 USD Term Loan, (6-mo. LIBOR + 2.500%)	1,956,916	1,522,618
Deluxe Entertainment Services Group, Inc.,
6.000%, Due 3/25/2024, 2019 1st Lien Term Loan, PIK (in-kind rate 1.500%)B C	110,359	37,047
7.000%, Due 9/25/2024, 2019 2nd Lien Term Loan, PIK (in-kind rate 2.500%)B C	1,050,462	-
Enterprise Development Authority, 5.000%, Due 2/18/2028, Term Loan B, (1-mo. LIBOR + 4.250%)	291,313	291,677
Great Canadian Gaming Corp., Due 11/1/2026, 2021 Term LoanF	238,000	238,357
Herschend Entertainment Co. LLC, Due 8/27/2028, 2021 Term LoanF	459,000	457,568
SMG US Midco, Inc., 2.585% - 2.629%, Due 1/23/2025, 2020 Term Loan, (1-mo. LIBOR + 2.500%, 3-mo. LIBOR + 2.500%)	1,802,277	1,691,888
Sweetwater Borrower LLC, 5.500%, Due 8/7/2028, Term Loan B, (1-mo. LIBOR + 4.750%)	653,000	648,102

		14,932,974

Home Builders - 0.14%
ACProducts, Inc., 4.750%, Due 5/5/2028, 2021 Term Loan B, (6-mo. LIBOR + 4.250%)	873,000	872,092

		872,092

Home Furnishings - 0.98%
AI Aqua Merger Sub, Inc.,
Due 7/31/2028, 2021 1st Lien Term LoanF	36,000	35,981
4.500%, Due 7/31/2028, 2021 1st Lien Term Loan B, (1-mo. LIBOR + 4.000%)	288,000	287,844
Hunter Fan Co., 5.875%, Due 4/9/2028, 2021 Term Loan, (3-mo. LIBOR + 5.000%)	1,023,000	1,024,279
Mattress Firm, Inc., 6.250%, Due 11/26/2027, 2020 Term Loan B, (6-mo. LIBOR + 5.250%)	2,644,800	2,684,472
TGP Holdings LLC,
Due 6/29/2028, 2021 Delayed Draw Term LoanF H	44,911	44,873
4.250%, Due 6/29/2028, 2021 Term Loan, (3-mo. LIBOR + 3.500%)	340,603	340,320
Weber-Stephen Products LLC, 4.000%, Due 10/30/2027, Term Loan B, (1-mo. LIBOR + 3.250%)	1,885,154	1,884,758

		6,302,527

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Consumer, Cyclical - 19.41% (continued)

Leisure Time - 2.73%
Bulldog Purchaser, Inc., 3.871%, Due 9/5/2025, 2018 Term Loan, (3-mo. LIBOR + 3.750%)	$3,269,790	$3,138,999
Callaway Golf Co., 4.589%, Due 1/2/2026, Term Loan B, (1-mo. LIBOR + 4.500%)	1,276,561	1,279,752
City Football Group Ltd., 4.000%, Due 7/21/2028, Term Loan, (3-mo. LIBOR + 3.500%)	760,000	755,250
ClubCorp Holdings, Inc., 2.897%, Due 9/18/2024, 2017 Term Loan B, (3-mo. LIBOR + 2.750%)	744,067	696,945
MajorDrive Holdings LLC, 4.500%, Due 5/12/2028, Term Loan B, (3-mo. LIBOR + 4.000%)	457,000	456,717
SRAM LLC, 3.250%, Due 5/12/2028, 2021 Term Loan B, (1-mo. LIBOR + 2.750%, 3-mo. LIBOR + 2.750%, 6-mo. LIBOR + 2.750%)	1,860,845	1,850,760
TopGolf International, Inc., 7.000%, Due 2/8/2026, Term Loan B, (3-mo. LIBOR + 6.250%)	3,910,000	3,988,200
United PF Holdings LLC, 4.147%, Due 12/30/2026, 2019 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	2,230,906	2,134,710
Varsity Brands, Inc., 4.500%, Due 12/15/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	3,342,336	3,266,531

		17,567,864

Lodging - 0.17%
Playa Resorts Holding BV, 3.750%, Due 4/29/2024, 2017 Term Loan B, (1-mo. LIBOR + 2.750%)	1,121,146	1,076,446

Retail - 7.39%
At Home Group, Inc., 4.750%, Due 7/24/2028, Term Loan B, (3-mo. LIBOR + 4.250%)F	3,040,000	3,031,123
BDF Acquisition Corp., 6.250%, Due 8/14/2023, 1st Lien Term Loan, (1-mo. LIBOR + 5.250%)	1,443,360	1,436,143
Empire Today LLC, 5.750%, Due 4/3/2028, 2021 Term Loan B, (1-mo. LIBOR + 5.000%)	1,200,000	1,200,000
Fogo De Chao, Inc., 5.250%, Due 4/7/2025, 2018 Add On Term Loan, (3-mo. LIBOR + 4.250%)	1,037,031	1,024,068
Foundation Building Materials Holding Co. LLC, 3.750%, Due 2/3/2028, 2021 Term Loan, (1-mo. LIBOR + 3.250%, 3-mo. LIBOR + 3.250%)	1,081,000	1,070,417
Great Outdoors Group LLC, 5.000%, Due 3/6/2028, 2021 Term Loan B, (6-mo. LIBOR + 4.250%)	3,140,916	3,151,375
Harbor Freight Tools USA, Inc., 3.250%, Due 10/19/2027, 2021 Term Loan B, (1-mo. LIBOR + 2.750%)	1,630,573	1,623,904
Jo-Ann Stores, Inc., 5.500%, Due 7/7/2028, 2021 Term Loan B1, (6-mo. LIBOR + 4.750%)	3,161,000	3,143,614
Kodiak Building Partners, Inc., 4.000%, Due 3/12/2028, Term Loan B, (3-mo. LIBOR + 3.250%)	2,279,288	2,269,783
LBM Acquisition LLC,
Due 12/17/2027, 2021 Incremental Delayed Draw Term Loan B2F	112,000	110,292
4.500%, Due 12/17/2027, 2021 Incremental Term Loan B2, (3-mo. LIBOR + 3.750%)	224,000	220,584
4.500%, Due 12/17/2027, Term Loan B, (3-mo. LIBOR + 3.750%)F	3,591,470	3,536,700
Les Schwab Tire Centers, 4.000%, Due 11/2/2027, Term Loan B, (6-mo. LIBOR + 3.250%)	2,732,225	2,728,809
Michaels Companies, Inc., 5.000%, Due 4/15/2028, 2021 Term Loan B, (1-mo. LIBOR + 4.250%)	2,893,000	2,893,000
NPC International, Inc., 5.750%, Due 4/19/2024, 1st Lien Term Loan, (3-mo. PRIME + 2.500%)B C	964,468	475,868
Park River Holdings, Inc., 4.000%, Due 12/28/2027, Term Loan, (3-mo. LIBOR + 3.250%)	389,025	386,399
Petco Health and Wellness Co., Inc., 4.000%, Due 3/3/2028, 2021 Term Loan B, (3-mo. LIBOR + 3.250%)	1,539,143	1,535,295
PetSmart, Inc., 4.500%, Due 2/12/2028, 2021 Term Loan B, (6-mo. LIBOR + 3.750%)	463,000	463,384
PS HoldCo LLC, 5.500%, Due 3/13/2025, Term Loan, (1-mo. LIBOR + 4.500%)	3,663,569	3,655,949
Rising Tide Holdings, Inc., 5.500%, Due 6/1/2028, Term Loan, (1-mo. LIBOR + 4.750%)	883,000	883,556
RVR Dealership Holdings LLC,
Due 2/8/2028, Delayed Draw Term LoanF	109,778	109,503
4.750%, Due 2/8/2028, Term Loan B, (3-mo. LIBOR + 4.000%)	384,222	383,262
Serta Simmons Bedding LLC, 8.500%, Due 8/10/2023, 2020 Super Priority Second Out Term Loan, (1-mo. LIBOR + 7.500%)	4,923,572	4,676,015
SP PF Buyer LLC, 4.585%, Due 12/22/2025, Term Loan, (1-mo. LIBOR + 4.500%)	1,896,044	1,863,451
SRS Distribution Inc., 4.250%, Due 6/2/2028, 2021 Term Loan B, (6-mo. LIBOR + 3.750%)	462,000	460,268
Whatabrands LLC, 3.750%, Due 8/3/2028, 2021 Term Loan B, (1-mo. LIBOR + 3.250%)	465,000	463,400
White Cap Buyer LLC, 4.500%, Due 10/19/2027, Term Loan B, (1-mo. LIBOR + 4.000%)	4,787,330	4,788,096

		47,584,258

Total Consumer, Cyclical		124,908,007

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Consumer, Non-Cyclical - 16.97%

Beverages - 0.37%
City Brewing Co. LLC, 4.250%, Due 4/5/2028, Closing Date Term Loan, (3-mo. LIBOR + 3.500%)	$868,000	$865,830
Triton Water Holdings, Inc., 4.000%, Due 3/31/2028, Term Loan, (3-mo. LIBOR + 3.500%)	1,499,000	1,487,922

		2,353,752

Commercial Services - 6.54%
Adtalem Global Education, Inc., 5.250%, Due 2/11/2028, 2021 Term Loan B, (1-mo. LIBOR + 4.500%)F	3,702,000	3,704,776
AEA International Holdings SARL, Due 8/5/2028, Term Loan BF	702,000	701,122
AlixPartners LLP, 3.250%, Due 2/4/2028, 2021 USD Term Loan B, (1-mo. LIBOR + 2.750%)	1,026,428	1,019,869
Allied Universal Holdco LLC, 4.250%, Due 5/12/2028, 2021 USD Incremental Term Loan B, (3-mo. LIBOR + 3.750%)	976,000	975,590
Amentum Government Services Holdings LLC, 3.585%, Due 1/29/2027, Term Loan B, (1-mo. LIBOR + 3.500%)	2,621,520	2,597,481
Ankura Consulting Group LLC, 5.250%, Due 3/17/2028, Term Loan, (1-mo. LIBOR + 4.500%)	374,000	373,843
APX Group, Inc., 4.000%, Due 7/10/2028, 2021 Term Loan B, (1-mo. LIBOR + 3.500%)	1,229,000	1,224,391
AVSC Holding Corp., Due 3/3/2025, 2020 Term Loan B1F	374,274	323,957
CCRR Parent, Inc., 5.000%, Due 3/6/2028, Term Loan B, (3-mo. LIBOR + 4.250%)	460,845	462,573
Cimpress Public Ltd. Co., 4.000%, Due 5/17/2028, USD Term Loan B, (1-mo. LIBOR + 3.500%)	916,000	914,470
Comet Bidco Ltd., 6.000%, Due 9/30/2024, 2018 USD Term Loan B, (6-mo. LIBOR + 5.000%)	1,996,061	1,876,756
CoreLogic, Inc., 4.000%, Due 6/2/2028, Term Loan, (1-mo. LIBOR + 3.500%)	3,701,000	3,683,642
Employbridge LLC, 5.500%, Due 7/14/2028, 2021 Term Loan B, (3-mo. LIBOR + 4.750%)	698,000	690,364
Hertz Corp.,
Due 6/30/2028, 2021 Term Loan BF	751,392	747,905
Due 6/30/2028, 2021 Term Loan CF	141,608	140,951
Inmar Holdings, Inc., 5.000%, Due 5/1/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	2,969,072	2,965,361
Kingpin Intermediate Holdings LLC, 4.500%, Due 7/3/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	1,151,203	1,133,221
KUEHG Corp., 4.750%, Due 2/21/2025, 2018 Incremental Term Loan, (3-mo. LIBOR + 3.750%)	3,968,057	3,899,608
Mavis Tire Express Services Corp., 4.750%, Due 5/4/2028, 2021 Term Loan B, (1-mo. LIBOR + 4.000%)	2,606,000	2,604,541
New Constellis Borrower LLC,
8.500%, Due 3/27/2024, 2020 Term Loan, (1-mo. LIBOR + 7.500%)	1,316,330	1,305,365
12.000%, Due 3/27/2025, 2020 2nd Lien Term Loan, (1-mo. LIBOR + 11.000%)	911,135	763,075
Nielsen Consumer, Inc., 4.096%, Due 3/6/2028, 2021 USD Term Loan B, (1-mo. LIBOR + 4.000%)	935,655	933,709
PSC Industrial Holdings Corp., 4.750%, Due 10/11/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	2,745,158	2,741,040
RLG Holdings LLC,
Due 7/7/2028, 2021 Delayed Draw Term LoanF H	111,919	111,745
5.000%, Due 7/7/2028, 2021 Term Loan, (3-mo. LIBOR + 4.250%)	442,081	441,391
Sabre GLBL, Inc.,
4.000%, Due 12/17/2027, 2021 Term Loan B1, (1-mo. LIBOR + 3.500%)	574,004	569,555
4.000%, Due 12/17/2027, 2021 Term Loan B2, (1-mo. LIBOR + 3.500%)	914,996	907,905
Travelport Finance SARL,
2.500%, Due 2/28/2025, 2020 Super Priority Term Loan, PIK (in-kind rate 6.500%)	2,551,406	2,599,245
5.203%, Due 5/29/2026, 2021 Consented Term Loan, (3-mo. LIBOR + 5.000%)	1,681,344	1,541,060
Tweddle Group, Inc., 5.500%, Due 9/17/2023, 2016 Term Loan, (1-mo. LIBOR + 4.500%)	239,741	121,369

		42,075,880

Cosmetics/Personal Care - 0.93%
Conair Holdings LLC, 4.250%, Due 5/17/2028, Term Loan B, (3-mo. LIBOR + 3.750%)	1,846,000	1,843,305
Journey Personal Care Corp., 5.000%, Due 3/1/2028, 2021 Term Loan B, (3-mo. LIBOR + 4.250%)	4,166,000	4,173,832

		6,017,137

Food - 1.85%
Dhanani Group, Inc., 3.835% - 3.836%, Due 7/20/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	2,795,267	2,770,809
H Food Holdings LLC, 3.772%, Due 5/23/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.688%)	3,070,920	3,038,768

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Consumer, Non-Cyclical - 16.97% (continued)

Food - 1.85% (continued)
Quirch Foods Holdings LLC, 5.750%, Due 10/19/2027, 2020 Term Loan, (1-mo. LIBOR + 4.750%)	$1,258,675	$1,261,821
Shearer’s Foods, Inc., 4.250%, Due 9/23/2027, 2021 Term Loan, (3-mo. LIBOR + 3.500%)	1,985,025	1,980,380
Snacking Investments Bidco Pty Ltd., 5.000%, Due 12/18/2026, USD Term Loan, (1-mo. LIBOR + 4.000%)	2,825,965	2,831,843

		11,883,621

Health Care - Products - 0.60%
Lifescan Global Corp., 6.146%, Due 10/1/2024, 2018 1st Lien Term Loan, (3-mo. LIBOR + 6.000%)	3,935,727	3,894,953

Health Care - Services - 5.21%
ADMI Corp., 4.000%, Due 12/23/2027, 2021 Incremental Term Loan B3, (1-mo. LIBOR + 3.500%)	683,000	680,439
AHP Health Partners, Inc., 4.000%, Due 8/4/2028, 2021 Term Loan B, (1-mo. LIBOR + 3.500%)	696,000	696,870
Cambrex Corp., 4.250%, Due 12/4/2026, 2021 Term Loan, (1-mo. LIBOR + 3.500%)	1,274,595	1,272,046
Compassus Intermediate, Inc., 5.000%, Due 12/31/2026, 2021 Term Loan, (3-mo. LIBOR + 4.250%)	1,219,492	1,218,577
Da Vinci Purchaser Corp., 5.000%, Due 1/8/2027, 2019 Term Loan, (1-mo. LIBOR + 4.000%)	2,537,370	2,541,607
Envision Healthcare Corp., 3.835%, Due 10/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	3,100,151	2,718,460
Global Medical Response, Inc.,
5.250%, Due 3/14/2025, 2017 Term Loan B2, (6-mo. LIBOR + 4.250%)	955,482	956,829
5.750%, Due 10/2/2025, 2020 Term Loan B, (6-mo. LIBOR + 4.750%)	995,000	998,522
Heartland Dental LLC, 4.096%, Due 4/30/2025, 2021 Incremental Term Loan, (1-mo. LIBOR + 4.000%)	797,000	794,346
ICON Luxembourg SARL,
3.000%, Due 7/3/2028, LUX Term Loan, (3-mo. LIBOR + 2.500%)	3,844,212	3,840,214
3.000%, Due 7/3/2028, US Term Loan, (3-mo. LIBOR + 2.500%)	957,788	956,792
Keystone Acquisition Corp., 6.250%, Due 5/1/2024, 1st Lien Term Loan, (3-mo. LIBOR + 5.250%)	2,096,943	2,060,246
Medical Solutions LLC, 5.500%, Due 6/14/2024, 2017 Term Loan, (1-mo. LIBOR + 4.500%)	1,979,849	1,979,849
Midwest Physician Administrative Services LLC, 3.750%, Due 3/12/2028, 2021 Term Loan, (3-mo. LIBOR + 3.000%)	409,780	406,514
National Mentor Holdings, Inc.,
4.500%, Due 2/18/2028, 2021 Term Loan, (1-mo. LIBOR + 3.750%, 3-mo. LIBOR + 3.750%)	1,847,847	1,842,082
Due 3/2/2028, 2021 Delayed Draw Term LoanF H	203,773	203,137
4.500%, Due 3/2/2028, 2021 Term Loan C, (3-mo. LIBOR + 3.750%)	61,749	61,557
Pacific Dental Services LLC, 4.250%, Due 5/5/2028, 2021 Term Loan, (1-mo. LIBOR + 3.500%)	821,000	822,543
Parexel International Corp., Due 8/11/2028, 2021 1st Lien Term LoanF	1,873,000	1,872,064
Phoenix Guarantor, Inc., 3.596%, Due 3/5/2026, 2021 Term Loan B, (1-mo. LIBOR + 3.500%)	807,426	802,493
Upstream Rehabilition, Inc., 4.333%, Due 11/20/2026, 2021 Term Loan, (1-mo. LIBOR + 4.250%)	632,000	629,630
US Renal Care, Inc.,
5.125%, Due 6/26/2026, 2019 Term Loan B, (1-mo. LIBOR + 5.000%)	1,101,592	1,100,998
6.500%, Due 6/26/2026, 2021 Term Loan B, (1-mo. LIBOR + 5.500%)	447,000	448,489
WP CityMD Bidco LLC, 4.500%, Due 8/13/2026, 2021 Term Loan B, (6-mo. LIBOR + 3.750%)	4,648,126	4,663,232

		33,567,536

Household Products/Wares - 0.56%
Illuminate Merger Sub Corp., 4.000%, Due 7/21/2028, Term Loan, (3-mo. LIBOR + 3.500%)	696,000	693,606
Instant Brands Holdings, Inc., 5.750%, Due 4/12/2028, Term Loan, (3-mo. LIBOR + 5.000%)	659,000	657,353
Kronos Acquisition Holdings, Inc., 4.250%, Due 12/22/2026, 2021 Term Loan B, (3-mo. LIBOR + 3.750%)	2,297,455	2,238,594

		3,589,553

Pharmaceuticals - 0.91%
Alvogen Pharma, Inc., 6.250%, Due 12/31/2023, 2020 Extended Term Loan, (3-mo. LIBOR + 5.250%)	2,442,000	2,409,644
Gainwell Acquisition Corp., 4.750%, Due 10/1/2027, Term Loan B, (3-mo. LIBOR + 4.000%)	2,698,630	2,705,376

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Consumer, Non-Cyclical - 16.97% (continued)

Pharmaceuticals - 0.91% (continued)
HC Group Holdings, Inc., 3.835%, Due 8/6/2026, Term Loan B, (1-mo. LIBOR + 3.750%)	$729,593	$727,951

		5,842,971

Total Consumer, Non-Cyclical		109,225,403

Diversified - 0.38%

Holding Companies - Diversified - 0.38%
Emerald Expositions Holding, Inc., 2.585%, Due 5/22/2024, 2017 Term Loan B, (1-mo. LIBOR + 2.500%)	2,528,010	2,419,002

Energy - 2.95%

Coal - 0.07%
Oxbow Carbon LLC, 5.000%, Due 10/13/2025, 2020 Term Loan B, (1-mo. LIBOR + 4.250%)	488,950	487,425

Energy - Alternate Sources - 0.21%
Esdec Solar Group BV, Due 8/30/2028, Term Loan BF	1,358,000	1,337,630

Oil & Gas - 0.87%
Apergy Corp., 6.000%, Due 6/3/2027, 2020 Term Loan, (3-mo. LIBOR + 5.000%)	4,044,150	4,094,702
McDermott Technology Americas, Inc., 3.085%, Due 6/30/2024, 2020 Make Whole Term Loan, (1-mo. LIBOR + 3.000%)	142,892	85,735
Waterbridge Midstream Operating LLC, 6.750%, Due 6/22/2026, Term Loan B, (1-mo. LIBOR + 5.750%)	1,500,000	1,445,085

		5,625,522

Pipelines - 1.80%
BCP Renaissance Parent LLC, 4.500%, Due 10/31/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	3,560,924	3,520,863
GIP III Stetson I, LP, 4.335%, Due 7/18/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.250%)	4,459,281	4,270,565
Southcross Energy Partners LP, Due 1/31/2025, 2020 RevolverF H	573,708	550,759
Traverse Midstream Partners LLC, 6.500%, Due 9/27/2024, 2017 Term Loan, (1-mo. LIBOR + 5.500%)	3,221,739	3,221,223

		11,563,410

Total Energy		19,013,987

Financial - 7.63%

Banks - 0.52%
AqGen Ascensus, Inc., 7.000%, Due 8/2/2029, 2021 2nd Lien Term Loan, (2-mo. LIBOR + 6.500%)	2,120,000	2,098,800
AqGen Island Holdings, Inc., 4.000%, Due 8/2/2028, Term Loan, (3-mo. LIBOR + 3.500%)	1,246,000	1,239,545

		3,338,345

Diversified Financial Services - 3.07%
4L Holdings Corp., 8.500%, Due 2/5/2024, Takeback Term Loan, (3-mo. LIBOR + 7.500%)	1,141,393	1,066,255
Apex Group Treasury LLC, Due 7/27/2028, USD Term LoanF	1,121,000	1,118,197
Cowen, Inc., 4.000%, Due 3/24/2028, Term Loan B, (3-mo. LIBOR + 3.250%)	479,590	478,991
Hudson River Trading LLC, 3.085%, Due 3/20/2028, 2021 Term Loan, (1-mo. LIBOR + 3.000%)	3,185,503	3,136,000
IG Investment Holdings LLC, 4.750%, Due 5/23/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	2,520,615	2,520,313
Jane Street Group LLC, 2.835%, Due 1/26/2028, 2021 Term Loan, (1-mo. LIBOR + 2.750%)	2,140,220	2,108,117
Minotaur Acquisition, Inc., 4.835%, Due 3/27/2026, Term Loan B, (1-mo. LIBOR + 4.750%)	2,363,952	2,349,059
NBG Acquisition, Inc., 6.500%, Due 4/26/2024, Term Loan, (3-mo. LIBOR + 5.500%)	252,517	216,849
Resolute Investment Managers, Inc., 4.750%, Due 4/30/2024, 2020 Term Loan, (3-mo. LIBOR + 3.750%)	606,000	602,970
Russell Investments US Institutional Holdco, Inc., 4.500%, Due 5/30/2025, 2020 Term Loan, (3-mo. LIBOR + 3.500%)	4,167,000	4,160,499

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Financial - 7.63% (continued)

Diversified Financial Services - 3.07% (continued)
VFH Parent LLC, 3.088%, Due 3/1/2026, 2019 Term Loan B, (1-mo. LIBOR + 3.000%)	$1,603,024	$1,593,005
Zebra Buyer LLC, Due 4/21/2028, Term Loan BF	419,000	419,524

		19,769,779

Insurance - 3.49%
Alliant Holdings Intermediate LLC, 4.250%, Due 11/5/2027, 2020 Term Loan B3, (1-mo. LIBOR + 3.750%)	1,544,751	1,544,565
AmWINS Group, Inc., 3.000%, Due 2/19/2028, 2021 Term Loan B, (1-mo. LIBOR + 2.250%)	807,000	798,817
Amynta Agency Borrower, Inc., 4.585%, Due 2/28/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	5,432,539	5,403,095
Asurion LLC,
3.335%, Due 7/31/2027, 2021 Term Loan B9, (1-mo. LIBOR + 3.250%)	4,768,637	4,672,263
5.335%, Due 1/20/2029, 2021 Second Lien Term Loan B4, (1-mo. LIBOR + 5.250%)	4,849,759	4,822,503
Hyperion Insurance Group Ltd., 4.000%, Due 11/12/2027, 2021 Term Loan B, (1-mo. LIBOR + 3.250%)	3,189,587	3,177,627
Sedgwick Claims Management Services, Inc., 5.250%, Due 9/3/2026, 2020 Term Loan B3, (1-mo. LIBOR + 4.250%)	2,037,965	2,038,393

		22,457,263

Real Estate - 0.55%
Brookfield Property REIT, Inc., 2.585%, Due 8/27/2025, 1st Lien Term Loan B, (1-mo. LIBOR + 2.500%)	3,630,118	3,542,778

Total Financial		49,108,165

Industrial - 10.55%

Building Materials - 1.89%
Airxcel, Inc.,
Due 4/28/2025, 2018 1st Lien Term LoanF	2,826,640	2,814,288
Due 4/27/2026, 2018 2nd Lien Term LoanF	824,000	809,580
CHI Overhead Doors, Inc., 4.500%, Due 7/31/2025, Term Loan, (1-mo. LIBOR + 3.500%)	1,289,134	1,285,912
Cornerstone Building Brands, Inc., 3.750%, Due 4/12/2028, 2021 Term Loan B, (1-mo. LIBOR + 3.250%)	2,156,329	2,146,906
CP Atlas Buyer, Inc., 4.250%, Due 11/23/2027, 2021 Term Loan B, (2-mo. LIBOR + 3.750%, 3-mo. LIBOR + 3.750%)	2,661,330	2,648,928
DiversiTech Holdings, Inc., 4.250%, Due 12/2/2024, 2021 Term Loan, (3-mo. LIBOR + 3.250%)	297,468	297,096
LEB Holdings, Inc., 4.500%, Due 11/2/2027, Term Loan B, (3-mo. LIBOR + 3.750%)	305,465	305,211
MI Windows and Doors LLC, 4.500%, Due 12/18/2027, 2020 Term Loan, (1-mo. LIBOR + 3.750%)	488,545	489,400
Standard Industries, Inc., Due 8/5/2028, 2021 Term Loan BF	1,342,000	1,337,692

		12,135,013

Electronics - 1.77%
Deliver Buyer, Inc.,
5.147%, Due 5/1/2024, Term Loan B, (3-mo. LIBOR + 5.000%)	2,885,193	2,888,800
7.250%, Due 5/1/2024, 2020 Incremental Term Loan B, (3-mo. LIBOR + 6.250%)	1,188,015	1,189,500
Ingram Micro, Inc., 4.000%, Due 6/30/2028, 2021 Term Loan B, (2-mo. LIBOR + 3.500%)	2,725,000	2,729,088
NorthPole Newco SARL, 7.147%, Due 3/18/2025, Term Loan, (3-mo. LIBOR + 7.000%)	5,313,282	4,556,139

		11,363,527

Engineering & Construction - 2.30%
Artera Services LLC,
4.500%, Due 3/6/2025, Incremental Term Loan, (2-mo. LIBOR + 3.500%)	1,780,000	1,758,871
4.250%, Due 3/6/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	2,412,058	2,389,144
Brand Energy & Infrastructure Services, Inc., 5.250%, Due 6/21/2024, 2017 Term Loan, (3-mo. LIBOR + 4.250%)	1,456,825	1,436,386
Centuri Group, Inc., Due 8/18/2028, Term Loan BF	571,000	568,619

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Industrial -10.55% (continued)

Engineering & Construction -2.30% (continued)
DG Investment Intermediate Holdings, Inc.,
4.500%, Due 3/31/2028, 2021 Delayed Draw Term Loan, (1-mo. LIBOR + 3.750%, 3-mo. LIBOR + 3.750%)F H	$104,589	$104,477
4.500%, Due 3/31/2028, 2021 Term Loan, (1-mo. LIBOR + 3.750%)	499,411	498,877
KKR Apple Bidco LLC,
Due 7/14/2028, 2021 Term LoanF	917,000	913,561
Due 7/13/2029, 2021 2nd Lien Term LoanF	1,344,000	1,360,800
Q Holding Co., 6.000%, Due 12/29/2023, 2019 Term Loan B, (3-mo. LIBOR + 5.000%)	4,604,133	4,512,050
Tutor Perini Corp., 5.750%, Due 8/13/2027, Term Loan B, (3-mo. LIBOR + 4.750%)	466,463	466,463
USIC Holdings, Inc., 7.250%, Due 5/7/2029, 2021 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)	770,000	774,812

		14,784,060

Environmental Control - 1.12%
Innovative Water Care Global Corp., 6.000%, Due 2/27/2026, 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	488,501	486,518
Madison IAQ LLC, 3.750%, Due 6/21/2028, Term Loan, (3-mo. LIBOR + 3.250%)	1,253,000	1,244,392
Packers Holdings LLC, 4.000%, Due 3/9/2028, 2021 Term Loan, (3-mo. LIBOR + 3.250%)	875,805	867,231
Robertshaw US Holding Corp., 4.500%, Due 2/28/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	4,826,718	4,632,152

		7,230,293

Hand/Machine Tools - 0.24%
Alliance Laundry Systems LLC, 4.250%, Due 10/8/2027, Term Loan B, (3-mo. LIBOR + 3.500%)	1,575,841	1,575,180

Machinery - Diversified - 0.49%
Blount International, Inc., 4.750%, Due 4/12/2023, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	2,230,310	2,229,507
Pro Mach Group, Inc.,
Due 8/13/2028, 2021 Term Loan BF	776,883	777,372
Due 8/31/2028, 2021 Delayed Draw Term LoanF	126,117	126,197

		3,133,076

Metal Fabricate/Hardware - 0.04%
Tiger Acquisition LLC, 3.750%, Due 6/1/2028, 2021 Term Loan, (3-mo. LIBOR + 3.250%)	279,000	277,139

Miscellaneous Manufacturing - 1.08%
International Textile Group, Inc.,
5.145%, Due 5/1/2024, 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	3,099,525	2,987,167
9.145%, Due 5/1/2025, 2nd Lien Term Loan, (3-mo. LIBOR + 9.000%)	2,347,000	1,771,985
MB Aerospace Holdings, Inc., 4.500%, Due 1/22/2025, 2017 Term Loan, (3-mo. LIBOR + 3.500%)	2,386,173	2,216,158

		6,975,310

Packaging & Containers - 0.35%
Pregis TopCo Corp., 4.500%, Due 7/31/2026, 2021 Incremental Term Loan, (1-mo. LIBOR + 4.000%)	378,000	378,945
Proampac PG Borrower LLC, 4.500% - 5.000%, Due 11/3/2025, 2020 Term Loan, (1-mo. LIBOR + 3.750%, 2-mo. LIBOR + 4.000%, 3-mo. LIBOR + 3.750%)	1,895,000	1,893,825

		2,272,770

Shipbuilding - 0.11%
MHI Holdings LLC, 5.085%, Due 9/21/2026, Term Loan B, (1-mo. LIBOR + 5.000%)	683,791	685,501

Transportation - 1.16%
Daseke, Inc., 4.750%, Due 3/5/2028, 2021 Term Loan B, (1-mo. LIBOR + 4.000%)	550,620	550,163
First Student Bidco, Inc.,
3.500%, Due 7/21/2028, Term Loan B, (1-mo. LIBOR + 3.000%)	2,034,873	2,018,471
3.500%, Due 7/21/2028, Term Loan C, (1-mo. LIBOR + 3.000%)	751,127	745,073
LaserShip, Inc., 5.250%, Due 5/7/2028, 2021 Term Loan, (6-mo. LIBOR + 4.500%)	1,362,000	1,359,453

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Industrial -10.55% (continued)

Transportation - 1.16% (continued)
PODS LLC, 3.750%, Due 3/31/2028, 2021 Term Loan B, (1-mo. LIBOR + 3.000%)	$340,148	$338,767
Savage Enterprises LLC, Due 8/11/2028, 2021 Term Loan BF	1,256,000	1,257,570
Worldwide Express Operations LLC, 5.000%, Due 7/26/2028, 2021 1st Lien Term Loan, (2-mo. LIBOR + 4.250%)	1,178,000	1,176,893

		7,446,390

Total Industrial		67,878,259

Technology - 15.26%

Computers - 5.90%
24-7 Intouch, Inc., 4.835%, Due 8/25/2025, 2018 Term Loan, (1-mo. LIBOR + 4.750%)	3,039,414	3,035,614
Atlas CC Acquisition Corp.,
4.379%, Due 5/25/2028, Term Loan C, (3-mo. LIBOR + 4.250%)	190,479	190,902
5.000%, Due 5/25/2028, Term Loan B, (3-mo. LIBOR + 4.250%)	936,521	938,600
ConvergeOne Holdings, Inc., 5.085%, Due 1/4/2026, 2019 Term Loan, (1-mo. LIBOR + 5.000%)	3,901,288	3,867,698
Corsair Components, Inc., Due 8/28/2024, 2017 1st Lien Term Loan BF	1,109,617	1,109,617
Electronics for Imaging, Inc., 5.085%, Due 7/23/2026, Term Loan, (1-mo. LIBOR + 5.000%)	2,964,850	2,809,195
Imprivata, Inc., 4.000%, Due 12/1/2027, Term Loan, (3-mo. LIBOR + 3.500%)	912,713	911,143
Magenta Buyer LLC,
5.750%, Due 7/27/2028, 2021 USD 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)F	5,602,000	5,584,522
9.000%, Due 5/3/2029, 2021 USD 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)F	728,000	725,270
Netsmart Technologies, Inc., 4.750%, Due 10/1/2027, 2020 Term Loan B, (3-mo. LIBOR + 4.000%)	4,030,773	4,035,811
NeuStar, Inc., 4.500%, Due 8/8/2024, 2018 Term Loan B4, (3-mo. LIBOR + 3.500%)	4,524,519	4,441,585
PAE Holding Corp., 5.250%, Due 10/19/2027, 2020 Term Loan B, (3-mo. LIBOR + 4.500%)	2,046,585	2,043,004
Peraton Corp.,
4.500%, Due 2/1/2028, Term Loan B, (1-mo. LIBOR + 3.750%)	2,248,365	2,247,893
8.500%, Due 2/1/2029, 2nd Lien Term Loan B1, (1-mo. LIBOR + 7.750%)	1,471,000	1,471,000
Perforce Software, Inc., 3.835%, Due 7/1/2026, 2020 Term Loan B, (1-mo. LIBOR + 3.750%)	2,349,744	2,324,296
Redstone Holdco LP, 5.500%, Due 4/24/2028, 2021 Term Loan, (3-mo. LIBOR + 4.750%)F	2,274,000	2,265,472

		38,001,622

Semiconductors - 0.22%
Natel Engineering Co., Inc., 6.000%, Due 4/30/2026, 2019 Term Loan B, (1-mo. LIBOR + 5.000%, 3-mo. LIBOR + 5.000%)	1,486,852	1,425,520

Software - 9.14%
Aptean, Inc., 4.336%, Due 4/23/2026, 2019 Term Loan, (1-mo. LIBOR + 4.250%)	2,434,439	2,418,713
Apttus Corp., 5.000%, Due 5/8/2028, 2021 Term Loan, (3-mo. LIBOR + 4.250%)	719,000	720,438
Athenahealth, Inc., 4.345% - 4.377%, Due 2/11/2026, 2021 Term Loan B1, (1-mo. LIBOR + 4.250%, 3-mo. LIBOR + 4.250%)	1,398,723	1,402,220
Atlas Purchaser, Inc., 5.372%, Due 5/8/2028, 2021 Term Loan, (3-mo. LIBOR + 5.250%)	2,717,000	2,666,056
Castle US Holding Corp., 4.750%, Due 1/29/2027, 2021 Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	566,817	561,857
CommerceHub, Inc., 4.750%, Due 12/29/2027, 2020 Term Loan B, (3-mo. LIBOR + 4.000%)	1,043,755	1,044,193
Constant Contact, Inc.,
4.750%, Due 2/10/2028, Delayed Draw Term Loan, (3-mo. LIBOR + 4.000%)	340,518	338,815
4.750%, Due 2/10/2028, Term Loan, (6-mo. LIBOR + 4.000%)	1,267,482	1,261,145
Cvent, Inc., 3.835%, Due 11/29/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	2,992,268	2,980,119
DCert Buyer, Inc., 7.085%, Due 2/16/2029, 2021 2nd Lien Term Loan, (1-mo. USD LIBOR)	1,084,000	1,091,740
DTI Holdco, Inc., 5.750%, Due 9/30/2023, 2018 Term Loan B, (2-mo. LIBOR + 4.750%, 3-mo. LIBOR + 4.750%)	3,256,846	3,162,690
Grab Holdings, Inc., 5.500%, Due 1/29/2026, Term Loan B, (6-mo. LIBOR + 4.500%)	5,421,413	5,457,573
Greeneden US Holdings LLC, 4.750%, Due 12/1/2027, 2020 USD Term Loan B4, (1-mo. LIBOR + 4.000%)	1,288,525	1,290,677
Helios Software Holdings, Inc., 3.917%, Due 3/11/2028, 2021 USD Term Loan B, (6-mo. LIBOR + 3.750%)	1,254,457	1,248,498

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 87.80% (continued)

Technology - 15.26% (continued)

Software - 9.14% (continued)
Ivanti Software, Inc.,
4.750%, Due 12/1/2027, 2021 Add On Term Loan B, (3-mo. LIBOR + 4.000%)	$203,490	$203,490
5.750%, Due 12/1/2027, 2020 Term Loan B, (3-mo. LIBOR + 4.750%)	1,320,690	1,321,522
MA FinanceCo. LLC, 5.250%, Due 6/5/2025, 2020 USD Term Loan B, (3-mo. LIBOR + 4.250%)	1,950,000	1,954,875
Mavenir Systems, Inc., 5.250%, Due 8/13/2028, 2021 Term Loan B, (3-mo. LIBOR + 4.750%)	803,000	800,655
Mitchell International, Inc., 4.750%, Due 11/29/2024, 2020 Add-On Term Loan, (1-mo. LIBOR + 4.250%)	1,587,008	1,587,008
Navicure, Inc., 4.085%, Due 10/22/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	583,575	581,754
Particle Investments SARL, 5.750%, Due 2/18/2027, Term Loan, (3-mo. LIBOR + 5.250%)	3,180,341	3,176,366
Planview Parent, Inc., 4.750%, Due 12/17/2027, Term Loan, (3-mo. LIBOR + 4.000%)	429,840	430,377
Polaris Newco LLC, 4.500%, Due 6/2/2028, USD Term Loan B, (6-mo. LIBOR + 4.000%)	1,945,000	1,942,666
Project Leopard Holdings, Inc., 5.750%, Due 7/7/2024, 2019 Term Loan, (3-mo. LIBOR + 4.750%)	498,495	499,532
Renaissance Holding Corp., 3.335%, Due 5/30/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	429,472	423,300
Riverbed Technology, Inc., 7.000%, Due 12/31/2025, 2020 Term Loan B, (2-mo. LIBOR + 6.000%, 3-mo. LIBOR + 6.000%)	2,625,320	2,330,785
Rocket Software, Inc., 4.750%, Due 11/28/2025, 2021 USD Incremental Term Loan B, (1-mo. LIBOR + 4.250%)	2,961,000	2,901,040
Sirius Computer Solutions, Inc., 3.585%, Due 7/1/2026, 2020 Term Loan, (1-mo. LIBOR + 3.500%)	2,104,246	2,092,967
Skopima Merger Sub, Inc., 4.500%, Due 4/30/2028, Term Loan B, (1-mo. LIBOR + 4.000%)	1,643,000	1,629,856
Symplr Software, Inc., 5.250%, Due 12/22/2027, 2020 Term Loan, (6-mo. LIBOR + 4.500%)	1,985,025	1,984,529
Ultimate Software Group, Inc., 4.000%, Due 5/4/2026, 2021 Incremental Term Loan, (3-mo. LIBOR + 3.250%)	3,639,543	3,639,543
Veritas US, Inc., Due 9/1/2025, 2021 USD Term Loan BF	1,772,000	1,773,471
Virgin Pulse, Inc., 4.750%, Due 3/30/2028, 2021 Term Loan, (3-mo. LIBOR + 4.000%)	762,000	760,095
Weld North Education LLC, 4.750%, Due 12/21/2027, 2020 Term Loan B, (1-mo. LIBOR + 4.000%)	1,645,715	1,647,772
Xperi Corp., 3.585%, Due 6/2/2025, 2020 Term Loan B, (1-mo. LIBOR + 3.500%)	1,514,000	1,500,753

		58,827,090

Total Technology		98,254,232

Total Bank Loan Obligations (Cost $566,597,867)		565,143,390

CORPORATE OBLIGATIONS - 3.98%

Communications - 1.92%

Advertising - 0.41%
National CineMedia LLC, 5.875%, Due 4/15/2028I	3,000,000	2,647,500

Media - 1.26%
Cengage Learning, Inc., 9.500%, Due 6/15/2024I	6,167,000	6,336,592
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, Due 8/15/2026I	2,665,000	1,765,563
		8,102,155

Telecommunications - 0.25%
Intrado Corp., 8.500%, Due 10/15/2025I	1,667,000	1,600,320

Total Communications		12,349,975

Consumer, Cyclical - 0.63%

Leisure Time - 0.63%
Constellation Merger Sub, Inc., 8.500%, Due 9/15/2025I	4,194,000	4,057,695

Consumer, Non-Cyclical - 1.27%

Commercial Services - 0.95%
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.000%, Due 6/1/2029I	450,000	449,960
Metis Merger Sub LLC, 6.500%, Due 5/15/2029I	5,642,000	5,642,000

		6,091,960

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 3.98% (continued)

Consumer, Non-Cyclical - 1.27% (continued)

Pharmaceuticals - 0.32%
Organon & Co / Organon Foreign Debt Co-Issuer BV,
4.125%, Due 4/30/2028I	$1,333,000	$1,375,256
5.125%, Due 4/30/2031I	667,000	699,656

		2,074,912

Total Consumer, Non-Cyclical		8,166,872

Energy - 0.16%

Pipelines - 0.16%
EnLink Midstream LLC, 5.625%, Due 1/15/2028I	1,000,000	1,045,000

Total Corporate Obligations (Cost $26,414,206)		25,619,542

FOREIGN CORPORATE OBLIGATIONS - 0.68%

Communications - 0.29%

Telecommunications - 0.29%
Telesat Canada / Telesat LLC, 4.875%, Due 6/1/2027I	2,000,000	1,845,620

Consumer, Cyclical - 0.39%

Entertainment - 0.39%
Raptor Acquisition Corp. / Raptor Co-Issuer LLC, 4.875%, Due 11/1/2026I	2,500,000	2,532,625

Total Foreign Corporate Obligations (Cost $4,395,675)		4,378,245

	Shares

SHORT-TERM INVESTMENTS - 9.13% (Cost $58,794,896)

Investment Companies - 9.13%
American Beacon U.S. Government Money Market Select Fund, 0.01%J K	58,794,896	58,794,896

TOTAL INVESTMENTS - 103.30% (Cost $662,993,275)		664,900,589
LIABILITIES, NET OF OTHER ASSETS - (3.30%)		(21,251,533)

TOTAL NET ASSETS - 100.00%		$643,649,056

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $512,915 or 0.08% of net assets.

C Value was determined using significant unobservable inputs.

D A type of Preferred Stock that has no maturity date.

E Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

F Coupon rates may not be available for all or a portion of bank loans that are unsettled and/or unfunded as of August 31, 2021.

G Fixed Rate.

H All or a portion of the security is an Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $1,145,605 or 0.18% of net assets. Of this amount, $222,106, $8,001, $93,942, $91,018, $111,919, $573,708 and $44,911 relates to BCPE Empire Holdings, Inc., DG Investment Intermediate Holdings, Inc., Fluid-Flow Products, Inc., National Mentor Holdings, Inc., RLG Holdings LLC, Southcross Energy Partners LP and TGP Holdings LLC, respectively.

I Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $29,997,787 or 4.66% of net assets. The Fund has no right to demand registration of these securities.

J The Fund is affiliated by having the same investment advisor.

K 7-day yield.

DIP - Debtor-in-possession.

IP Ltd. - Intellectual Property Ltd.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2021

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Pty Ltd. - Proprietary Ltd.

REIT - Real Estate Investment Trust.

USD - United States Dollar.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2021, the investments were classified as described below:

Sound Point Floating Rate Income Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$244,477	$7,776,189	$0	(1)	$8,020,666
Warrants	788,635	-	-		788,635
Preferred Stocks	2,155,215	-	-		2,155,215
Bank Loan Obligations(2)	-	564,630,475	512,915	(1)	565,143,390
Corporate Obligations	-	25,619,542	-		25,619,542
Foreign Corporate Obligations	-	4,378,245	-		4,378,245
Short-Term Investments	58,794,896	-	-		58,794,896

Total Investments in Securities - Assets	$61,983,223	$602,404,451	$512,915		$664,900,589

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.
(2)	Unfunded loan commitments represent $1,145,605 at year end.

U.S. GAAP requires transfers between all levels to/from Level 3 be disclosed. During the year ended August 31, 2021, a common stock was transferred from Level 1 to Level 3 with a fair value of $0. In addition, a bank loan obligation with a fair value of $475,868 was transferred from Level 2 to Level 3 due to fair valuation based on estimate of recovery value. During the year ended August 31, 2021, two bank loan obligations with a combined fair value of $672,128 were transferred out of Level 3 to Level 2 as they were no longer fair valued.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the year:

Security Type	Balance as of 8/31/2020		Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3		Transfer out of Level 3	Balance as of 8/31/2021		Unrealized Appreciation (Depreciation) at Year End*
Common Stocks	$4,137	(1)	$-	$-	$-	$-	$(4,137)	$0	(1)	$-	$0	(1)	$(649,364)
Preferred Stocks	511,321		-	1,022,642	-	511,321	-	-		-	-		-
Bank Loan Obligations	2,205,819		29,949	503,836	17,514	(1,188,407)	148,136	475,868		672,128	512,915	(1)	(1,523,238)

	$2,721,277		$29,949	$1,526,478	$17,514	$(677,086)	$143,999	$475,868		$672,128	$512,915		$(2,172,602)

*

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

(1)	Investments held in the Fund’s portfolio with $0 fair value.

For the year ended August 31, 2021, three common stocks have been fair valued at $0 by the Valuation Committee. The remaining bank loan obligations valued at $512,915 have been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2021

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Assets:
Investments in unaffiliated securities, at fair value†	$1,393,534,548	$606,105,693
Investments in affiliated securities, at fair value‡	12,397,700	58,794,896
Cash	-	1,878,862
Dividends and interest receivable	19,677,210	4,527,089
Receivable for investments sold	16,036,990	27,206,256
Receivable for fund shares sold	3,134,698	1,668,508
Receivable for expense reimbursement (Note 2)	77,244	-
Receivable for variation margin on open futures contracts (Note 5)	1,874,212	-
OTC swap agreements, at fair value	102,869	-
Prepaid expenses	56,181	46,811

Total assets	1,446,891,652	700,228,115

Liabilities:
Payable for investments purchased	4,483,288	52,393,273
Payable for fund shares redeemed	2,281,285	2,088,439
Payable for expense recoupment (Note 2)	-	74,653
Cash collateral held at broker for the benefit of the custodian	729,000	-
Cash due to broker for futures contracts	264,701	-
Dividends payable	686,453	148,862
Unfunded loan commitments	-	1,145,605
Management and sub-advisory fees payable (Note 2)	859,334	358,617
Service fees payable (Note 2)	55,472	48,005
Transfer agent fees payable (Note 2)	88,510	36,150
Custody and fund accounting fees payable	115,702	153,214
Professional fees payable	84,502	85,872
Payable for prospectus and shareholder reports	90,576	19,753
Other liabilities	5,559	26,616

Total liabilities	9,744,382	56,579,059

Net assets	$1,437,147,270	$643,649,056

Analysis of net assets:
Paid-in-capital	$1,416,213,940	$843,446,144
Total distributable earnings (deficits)A	20,933,330	(199,797,088)

Net assets	$1,437,147,270	$643,649,056

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2021

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	47,863,832	19,254,653

Y Class	84,394,994	38,308,735

Investor Class	5,430,802	5,700,497

A Class	3,599,609	3,174,086

C Class	4,253,218	2,742,516

SP Class	N/A	6,157

Net assets:
R5 Class	$472,951,383	$179,069,561

Y Class	$833,189,237	$356,429,827

Investor Class	$53,412,551	$52,900,976

A Class	$35,403,008	$29,551,551

C Class	$42,191,091	$25,638,104

SP Class	N/A	$59,037

Net asset value, offering and redemption price per share:
R5 Class	$9.88	$9.30

Y Class	$9.87	$9.30

Investor Class	$9.84	$9.28

A Class	$9.84	$9.31

A Class (offering price)	$10.33	$9.55

C Class	$9.92	$9.35

SP Class	N/A	$9.59

† Cost of investments in unaffiliated securities	$1,333,864,399	$604,198,379
‡ Cost of investments in affiliated securities	$12,397,700	$58,794,896

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2021

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Investment income:
Dividend income from unaffiliated securities	$934,665	$-
Dividend income from affiliated securities (Note 2)	1,481	4,069
Interest income	86,002,381	29,423,949

Total investment income	86,938,527	29,428,018

Expenses:
Management and sub-advisory fees (Note 2)	9,086,775	4,194,505
Transfer agent fees:
R5 Class (Note 2)	122,279	44,500
Y Class (Note 2)	749,573	338,148
Investor Class	3,342	3,342
A Class	2,433	1,679
C Class	3,024	2,183
SP Class	-	50
Custody and fund accounting fees	189,176	234,378
Professional fees	154,234	127,816
Registration fees and expenses	140,046	116,118
Service fees (Note 2):
Investor Class	161,699	197,370
A Class	25,686	18,206
C Class	30,103	22,016
Distribution fees (Note 2):
A Class	72,622	73,966
C Class	421,700	285,450
SP Class	-	178
Prospectus and shareholder report expenses	235,433	23,503
Trustee fees (Note 2)	82,192	39,201
Loan expense (Note 9)	7,213	281,549
Other expenses	79,054	85,033

Total expenses	11,566,584	6,089,191

Net fees waived and expenses (reimbursed) (Note 2)	(767,953)	(103,309)
Net sub-advisory fees waived (Note 2)	(189,569)	(164,411)

Net expenses	10,609,062	5,821,471

Net investment income	76,329,465	23,606,547

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	26,532,557	(14,573,883)
Foreign currency transactions	66,128	-
Futures contracts	(5,837,368)	-
Swap agreements	(373)	-
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	80,217,481	50,177,760
Foreign currency transactions	(82,103)	-
Futures contracts	4,242,363	-
Swap agreements	102,869	-

Net gain from investments	105,241,554	35,603,877

Net increase in net assets resulting from operations	$181,571,019	$59,210,424

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$76,329,465	$76,204,283	$23,606,547	$56,888,496
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, futures contracts and swap agreements	20,760,944	(54,736,617)	(14,573,883)	(138,895,739)
Change in net unrealized appreciation of investments in unaffiliated securities, foreign currency transactions, futures contracts and swap agreements	84,480,610	9,302,736	50,177,760	18,846,979

Net increase (decrease) in net assets resulting from operations	181,571,019	30,770,402	59,210,424	(63,160,264)

Distributions to shareholders:
Total retained earnings:
R5 Class	(26,780,193)	(24,656,231)	(7,976,726)	(15,651,271)
Y Class	(43,580,848)	(45,283,091)	(15,422,721)	(31,011,790)
Investor Class	(2,584,019)	(3,545,239)	(2,444,844)	(6,712,557)
A Class	(1,683,403)	(1,316,760)	(1,352,423)	(2,232,615)
C Class	(2,174,527)	(2,633,449)	(1,085,209)	(2,160,406)
SP Class	–	–	(3,272)	(12,119)
Total return of capital:
R5 Class	(247,938)	–	–	–
Y Class	(436,596)	–	–	–
Investor Class	(26,294)	–	–	–
A Class	(17,599)	–	–	–
C Class	(17,482)	–	–	–
SP Class	–	–	–	–

Net distributions to shareholders	(77,548,899)	(77,434,770)	(28,285,195)	(57,780,758)

Capital share transactions (Note 10):
Proceeds from sales of shares	538,811,461	626,185,003	242,899,481	340,219,054
Reinvestment of dividends and distributions	69,368,493	69,380,780	26,526,434	54,176,789
Cost of shares redeemed	(521,178,305)	(619,275,694)	(258,904,461)	(1,121,048,159)

Net increase (decrease) in net assets from capital share transactions	87,001,649	76,290,089	10,521,454	(726,652,316)

Net increase (decrease) in net assets	191,023,769	29,625,721	41,446,683	(847,593,338)

Net assets:
Beginning of year	1,246,123,501	1,216,497,780	602,202,373	1,449,795,711

End of year	$1,437,147,270	$1,246,123,501	$643,649,056	$602,202,373

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of August 31, 2021, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Class	Eligible Investors	Minimum Initial Investments
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary, such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

SP Class	Retail investors who invest directly through a financial intermediary, such as a broker, or through employee directed benefit plans and were formerly shareholders of the Investor Class Shares of the Sound Point Floating Rate Income Fund prior to its reorganization.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with the following Sub-Advisors pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Strategic Income Management, LLC

First $250 million	0.45%
Next $250 million	0.40%
Next $500 million	0.35%
Over $1 billion	0.30%

Sound Point Capital Management, LP

All Assets	0.35%

The Management and Sub-Advisory Fees paid by the Funds for the year ended August 31, 2021 were as follows:

SiM High Yield Opportunities Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$4,419,760
Sub-Advisor Fees	0.37%	4,667,015

Total	0.72%	$9,086,775

Sound Point Floating Rate Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,102,218
Sub-Advisor Fees	0.35%	2,092,287

Total	0.70%	$4,194,505

Effective January 1, 2021, Strategic Income Management, LLC voluntarily agreed to waive a portion of its sub-advisory fee equal to 0.03% of the SiM High Yield Opportunities Fund’s average net assets through June 30, 2021 and Sound Point Capital Management, LP contractually agreed to waive a portion of its sub-advisory fee equal to 0.04% of the Sound Point Floating Rate Income Fund’s average daily net assets through December 31, 2021. For the period ended August 31, 2021, $189,569 and $164,410 of sub-advisory fees were waived by Strategic Income Management, LLC and Sound Point Capital Management, LP, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A, C and SP Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A and SP Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Service Plans

The Investor, A and C Classes have each adopted a Service Plan (collectively, the “Plans”). The Plans authorize the payment to the Manager of an annual fee up to 0.375% of the average daily net assets of the Investor Class, up to 0.25% of the average daily net assets of the A Class and up to 0.25% of the average daily net assets of the C Class. In addition, the Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, R5 Class and Investor Class including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees will be payable monthly in arrears. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended August 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
SiM High Yield Opportunities	$819,882
Sound Point Floating Rate Income	360,238

As of August 31, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
SiM High Yield Opportunities	$78,854
Sound Point Floating Rate Income	31,130

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds listed below held the following shares with an August 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	August 31, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	August 31, 2021 Fair Value
U.S. Government Money Market Select	Direct	SiM High Yield Opportunities	$12,397,700	$-	$-	$1,481	$12,397,700
U.S. Government Money Market Select	Direct	Sound Point Floating Rate Income	58,794,896	-	-	4,069	58,794,896

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2021, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
SiM High Yield Opportunities	$20,651
Sound Point Floating Rate Income	59,801

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2021, the SiM High Yield Opportunities Fund borrowed on average $7,858,751 for 5 days at an average interest rate of 0.83% with interest charges of $892. These amounts are recorded as “Other expenses” in the Statements of Operations. During the period ended August 31, 2021, the Sound Point Floating Rate Income Fund did not utilize the credit facility.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap through December 31, 2021. During the year ended August 31, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	9/1/2020 – 12/31/2020	1/1/2021 - 8/31/2021	Reimbursed Expenses	(Recouped) Expenses
SiM High Yield Opportunities	R5	-	0.74%	$150,144	$(10,134)**	2023-2024
SiM High Yield Opportunities	Y	-	0.75%	590,339	-	2023-2024
SiM High Yield Opportunities	Investor	-	1.10%	10,765	-	2023-2024
SiM High Yield Opportunities	A	-	1.07%	8,339	-	2023-2024
SiM High Yield Opportunities	C	-	1.81%	8,366	-	2023-2024
Sound Point Floating Rate Income	R5	-	0.82%	42,534	(35,225)*	2023-2024
Sound Point Floating Rate Income	Y	-	0.88%	94,509	(46,554)	2023-2024
Sound Point Floating Rate Income	Investor	-	1.16%	13,821	(10,727)	2023-2024
Sound Point Floating Rate Income	A	-	1.09%	9,460	(3,852)	2023-2024
Sound Point Floating Rate Income	C	-	1.86%	8,198	(4,101)	2023-2024
Sound Point Floating Rate Income	SP	-	1.08%	49	(36)*	2023-2024

  * Of these amounts, $35,232 represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

** This amount represents Recouped Expenses from prior fiscal years and reflected in Total Expenses on the Statements of Operations.

Of the above amounts, $77,244 was disclosed as a Receivable for Expense Reimbursement on the Statements of Assets and Liabilities at August 31, 2021 for the SiM High Yield Opportunities Fund and $74,653 was disclosed as a Payable for Expense Recoupment on the Statements of Assets and Liabilities at August 31, 2021 for the Sound Point Floating Rate Income Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
SiM High Yield Opportunities	$10,134	$-	$22,548	2020-2021
SiM High Yield Opportunities	-	53,922	-	2021-2022
SiM High Yield Opportunities	-	43,974	-	2022-2023
Sound Point Floating Rate Income	24,122	-	1,558	2020-2021
Sound Point Floating Rate Income	11,110	22,021	-	2021-2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended August 31, 2021, RID collected $21,103 and $1,783 for SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively, from the sale of Class A Shares.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2021, CDSC fees of $2,325 were collected for the Class A Shares of Sound Point Floating Rate Income Fund. There were no CDSC fees collected for the Class A Shares of the SiM High Yield Opportunities Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2021, CDSC fees of $1,610 and $829 were collected for the Class C Shares of SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Bank Loans and Senior Loans

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Funds may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Funds may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. The investment return of corporate debt securities reflects interest earning and changes in the market value of the security. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

The Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Floating and Variable Rate Securities

The coupons on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating or variable rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating or variable rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

Foreign Debt Securities

The Funds may each invest a significant portion of its assets in a particular geographic region or country, including emerging markets. The Funds may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Bonds

High-yield, non-investment-grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings (“S&P Global”) and Fitch, Inc. rate them below Baa and BBB, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the year ended August 31, 2021 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended August 31, 2021, the SiM High Yield Opportunities Fund entered into futures contracts primarily for hedging and exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2021
SiM High Yield Opportunities	732

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members – generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

Total Return Swap Agreements

The SiM High Yield Opportunities Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Year Ended August 31, 2021
SiM High Yield Opportunities	$3,045,558

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

SiM High Yield Opportunities Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$1,870,357	$-	$-	$-	$1,870,357
Unrealized appreciation from swap agreements	-	-	-	-	102,869	102,869

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$(5,837,368)	$-	$-	$-	$(5,837,368)
Swap agreements	-	-	-	-	(373)	(373)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$4,242,363	$-	$-	$-	$4,242,363
Swap agreements	-	-	-	-	102,869	102,869

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2021.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

SiM High Yield Opportunities Fund

Offsetting of Financial and Derivative Assets as of August 31, 2021:
	Assets	Liabilities
Futures Contracts(1)	$1,870,357	$-
Swap Agreement – OTC	102,869	-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,973,226	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,870,357)	$-

Total derivative assets and liabilities subject to an MNA	$102,869	$-

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of August 31, 2021:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral (Pledged)	Cash Collateral (Pledged)	Net Amount
Goldman Sachs International	$102,869	$-	$-	$(102,869)	$-

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Convertible Securities Risk

The conversion value of a convertible security, including a convertible preferred security, is the market value that would be received if the convertible were converted to its underlying common stock. The value of a convertible security typically increases or decreases with the price of the underlying common stock. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock when the underlying stock’s price is high relative to the conversion price. A convertible security also is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk, and there is a risk that the credit standing of the issuer may have an effect on the convertible security’s investment value. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade (commonly known as “junk bonds”) and are subject to the same risks as an investment in lower-rated debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and a Fund could lose its entire investment. In addition, to the extent a Fund invests in convertible securities issued by small- or mid-capitalization companies, it will be subject to the risks of

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

investing in such companies. The stocks of small- and mid-capitalization companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-capitalization stocks.

Covenant-Lite Obligations Risk

Certain investments, such as loans in which a Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite”. Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of loans or securities with financial maintenance covenants.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the

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International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Floating and Variable Rate Securities Risk

The coupons on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating and variable rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating and variable rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating and variable rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

Futures Contracts Risk

There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of a Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin

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requirements, it might need to sell securities at a time when such sales are disadvantageous. Treasury futures contracts expose a Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

High-Yield Securities Risk

Exposure in high-yield securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price a Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. Below investment grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

Interest Rate Risk

Investments in fixed income securities or derivatives that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed income securities or derivatives, will move in the opposite direction as movements in interest rates. For example, the value of a Fund’s fixed income investments or derivatives typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in fixed income securities with intermediate and long terms to maturity. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed income securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Yields of fixed income securities will fluctuate over time. As of the date of this Prospectus, interest rates are historically low. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on

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deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among U.S. and foreign issuers. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

LIBOR Risk

Certain of the instruments identified in a Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in determining a Fund’s payment obligations under a derivative instrument, the cost of financing to a Fund, or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s performance. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to a Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for a Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or

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performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Loan Interests Risk

In making investments in bank loans or senior loans, the Funds will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the Funds once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults which may be exposed to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and a Fund may have difficulty selling them. Unlike publicly traded common stocks, which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade.

Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value, which would cause a material decline in a Fund’s NAV and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which a Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. In addition, if a secured loan is foreclosed, a Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and a Fund would bear the risk that the collateral may decline in value while a Fund is holding it. A Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, a Fund may acquire a participation interest in a loan that is held by another party. When a Fund’s loan interest is a participation, a Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, a Fund also would be subject to the risk that the party selling the participation interest

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would not remit a Fund’s pro rata share of loan payments to a Fund. It may be difficult for a Fund to obtain an accurate picture of a lending bank’s financial condition. Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading insecurities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that a Fund does not receive material non-public information about a security may have the effect of causing a Fund to have less information than other investors about certain interests in which it seeks to invest.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have

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an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Fund’s performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Pay-In-Kind Securities Risk

Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their prices can be volatile when interest rates fluctuate. If an issuer of pay-in-kind securities defaults, the Fund may lose its entire investment. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code, and avoid federal excise tax, a Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, potentially during periods of adverse market prices.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to

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contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

A Fund may experience periods of high levels of redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause a Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, a Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed income securities on a large scale. Heavy redemptions could hurt a Fund’s performance.

Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. A Fund may not be able to sell a restricted security when a sub-advisor considers it

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desirable to do so and/or may have to sell the security at a lower price than a Fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and a Fund may receive only limited information regarding the issuer of a restricted security. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Sub-Advisor’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated RIC, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020
Distributions paid from:
Ordinary income*
R5 Class	$26,780,193	$24,656,231	$7,976,726	$15,651,271
Y Class	43,580,848	45,283,091	15,422,721	31,011,790
Investor Class	2,584,019	3,545,239	2,444,844	6,712,557
A Class	1,683,403	1,316,760	1,352,423	2,232,615
C Class	2,174,527	2,633,449	1,085,209	2,160,406
SP Class	–	–	3,272	12,119
Return of capital
R5 Class	247,938	–	–	–
Y Class	436,596	–	–	–
Investor Class	26,294	–	–	–
A Class	17,599	–	–	–
C Class	17,482	–	–	–
SP Class	–	–	–	–

Total distributions paid	$77,548,899	$77,434,770	$28,285,195	$57,780,758

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SiM High Yield Opportunities	$1,347,261,855	$73,481,917	$(14,726,422)	$58,755,495
Sound Point Floating Rate Income	663,413,374	12,802,469	(11,315,254)	1,487,215

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
SiM High Yield Opportunities	$58,755,495	$-	$-	$(37,135,711)	$(686,454)	$20,933,330
Sound Point Floating Rate Income	1,487,215	2,193,339	-	(203,328,780)	(148,862)	(199,797,088)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital loss carryforwards, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, dividends payable at the end of period, premium amortization, and deemed distributions from convertible obligations.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from tax-exempt interest and nondeductible expenses from investments in publicly traded partnerships as of August 31, 2021:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
SiM High Yield Opportunities	$(828)	$828
Sound Point Floating Rate Income	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year ended August 31, 2021, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
SiM High Yield Opportunities	$-	$37,135,711
Sound Point Floating Rate Income	47,334,712	155,994,068

SiM High Yield Opportunities utilized $5,876,166 in short-term and $17,788,592 in long-term capital loss carryforwards. Sound Point Floating Rate Income utilized $4,870,303 in short-term capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended August 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
SiM High Yield Opportunities	$820,501,420	$757,846,027
Sound Point Floating Rate Income	612,753,281	423,671,656

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2021 were as follows:

Fund	Type of Transaction	August 31, 2020 Shares/Fair Value	Purchases	Sales	August 31, 2021 Shares/Fair Value
SiM High Yield Opportunities	Direct	$19,195,338	$567,304,571	$574,102,209	$12,397,700
Sound Point Floating Rate Income	Direct	64,749,576	344,076,715	350,031,395	58,794,896

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

9.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended August 31, 2021, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended August 31,
	2021		2020
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	13,654,936	$131,234,277	17,504,959	$149,703,776
Reinvestment of dividends	2,329,325	22,180,116	2,371,512	21,005,242
Shares redeemed	(12,206,970)	(116,747,992)	(17,829,769)	(155,861,200)

Net increase in shares outstanding	3,777,291	$36,666,401	2,046,702	$14,847,818

	Y Class
	Year Ended August 31,
	2021		2020
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	36,473,559	$351,085,559	50,494,683	$439,436,786
Reinvestment of dividends	4,352,266	41,485,282	4,703,522	41,683,769
Shares redeemed	(38,264,507)	(357,353,662)	(43,475,282)	(376,792,567)

Net increase in shares outstanding	2,561,318	$35,217,179	11,722,923	$104,327,988

	Investor Class
	Year Ended August 31,
	2021		2020
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	3,602,184	$34,409,925	2,496,097	$21,846,413
Reinvestment of dividends	252,934	2,403,441	367,583	3,271,009
Shares redeemed	(2,888,657)	(27,274,128)	(6,765,414)	(58,335,121)

Net increase (decrease) in shares outstanding	966,461	$9,539,238	(3,901,734)	$(33,217,699)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

	A Class
	Year Ended August 31,
	2021		2020
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	1,718,902	$16,340,041	1,085,127	$9,561,268
Reinvestment of dividends	134,466	1,278,748	129,538	1,147,893
Shares redeemed	(909,694)	(8,554,316)	(1,076,150)	(9,442,477)

Net increase in shares outstanding	943,674	$9,064,473	138,515	$1,266,684

	C Class
	Year Ended August 31,
	2021		2020
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	593,901	$5,741,659	628,934	$5,636,760
Reinvestment of dividends	211,537	2,020,906	254,828	2,272,867
Shares redeemed	(1,170,580)	(11,248,207)	(2,140,359)	(18,844,329)

Net (decrease) in shares outstanding	(365,142)	$(3,485,642)	(1,256,597)	$(10,934,702)

	R5 Class
	Year Ended August 31,
	2021		2020
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	6,884,330	$63,355,374	10,544,402	$99,086,583
Reinvestment of dividends	726,164	6,654,689	1,486,306	13,605,713
Shares redeemed	(6,590,362)	(60,151,643)	(28,908,466)	(263,675,597)

Net increase (decrease) in shares outstanding	1,020,132	$9,858,420	(16,877,758)	$(150,983,301)

	Y Class
	Year Ended August 31,
	2021		2020
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	16,440,165	$151,327,904	22,766,403	$206,582,764
Reinvestment of dividends	1,648,612	15,125,599	3,268,352	29,930,283
Shares redeemed	(16,410,736)	(149,564,235)	(69,646,779)	(634,592,790)

Net increase (decrease) in shares outstanding	1,678,041	$16,889,268	(43,612,024)	$(398,079,743)

	Investor Class
	Year Ended August 31,
	2021		2020
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,138,150	$19,404,110	2,253,017	$20,615,546
Reinvestment of dividends	265,498	2,426,439	719,119	6,620,546
Shares redeemed	(3,194,945)	(28,958,237)	(18,434,171)	(170,404,180)

Net (decrease) in shares outstanding	(791,297)	$(7,127,688)	(15,462,035)	$(143,168,088)

	A Class
	Year Ended August 31,
	2021		2020
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	479,720	$4,404,627	1,213,758	$11,069,016
Reinvestment of dividends	145,136	1,331,114	241,973	2,202,955
Shares redeemed	(820,336)	(7,497,963)	(2,730,177)	(25,016,775)

Net (decrease) in shares outstanding	(195,480)	$(1,762,222)	(1,274,446)	$(11,744,804)

	C Class
	Year Ended August 31,
	2021		2020
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	476,331	$4,404,972	307,244	$2,865,145
Reinvestment of dividends	106,966	985,468	196,727	1,805,678
Shares redeemed	(1,376,041)	(12,668,417)	(2,922,921)	(27,208,734)

Net (decrease) in shares outstanding	(792,744)	$(7,277,977)	(2,418,950)	$(22,537,911)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

	SP Class
	Year Ended August 31,
	2021		2020
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	105	$2,494	-	$-
Reinvestment of dividends	340	3,125	1,266	11,614
Shares redeemed	(7,048)	(63,966)	(17,247)	(150,083)

Net (decrease) in shares outstanding	(6,603)	$(58,347)	(15,981)	$(138,469)

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31,
	2021		2020	2019	2018		2017

Net asset value, beginning of period	$9.06		$9.44	$9.52	$9.61		$9.49

Income (loss) from investment operations:
Net investment income	0.59		0.57	0.59	0.59		0.57
Net gains (losses) on investments (both realized and unrealized)	0.83		(0.37)	(0.07)	(0.11)		0.13

Total income from investment operations	1.42		0.20	0.52	0.48		0.70

Less distributions:
Dividends from net investment income	(0.59)		(0.58)	(0.60)	(0.55)		(0.53)
Tax return of capital	(0.01	)B	-	-	(0.02	)B	(0.05	)B

Total distributions	(0.60)		(0.58)	(0.60)	(0.57)		(0.58)

Net asset value, end of period	$9.88		$9.06	$9.44	$9.52		$9.61

Total returnC	16.08%		2.39%	5.65%	5.13%		7.51%

Ratios and supplemental data:
Net assets, end of period	$472,951,383		$399,310,742	$396,916,950	$382,074,042		$355,492,590
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.82%		0.86%	0.83%	0.87%		0.85%
Expenses, net of reimbursements and/or recoupments	0.77	%D	0.85%	0.84%	0.84%		0.84%
Net investment income, before expense reimbursements and/or recoupments	6.09%		6.33%	6.31%	5.91%		6.00%
Net investment income, net of reimbursements and/or recoupments	6.14%		6.34%	6.30%	5.94%		6.01%
Portfolio turnover rate	62%		57%	44%	51%		50%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed the stated expense caps in Note 2 due to the change in the contractual caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,
	2021		2020	2019	2018		2017

Net asset value, beginning of period	$9.05		$9.43	$9.51	$9.60		$9.48

Income (loss) from investment operations:
Net investment income	0.59		0.56	0.59	0.59		0.58
Net gains (losses) on investments (both realized and unrealized)	0.82		(0.37)	(0.08)	(0.11)		0.11

Total income from investment operations	1.41		0.19	0.51	0.48		0.69

Less distributions:
Dividends from net investment income	(0.58)		(0.57)	(0.59)	(0.55)		(0.52)
Tax return of capital	(0.01	)A	-	-	(0.02	)A	(0.05	)A

Total distributions	(0.59)		(0.57)	(0.59)	(0.57)		(0.57)

Net asset value, end of period	$9.87		$9.05	$9.43	$9.51		$9.60

Total returnB	16.06%		2.33%	5.58%	5.09%		7.46%

Ratios and supplemental data:
Net assets, end of period	$833,189,237		$740,616,507	$661,486,121	$591,845,939		$577,349,417
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.89%		0.90%	0.91%	0.88%		0.89%
Expenses, net of reimbursements and/or recoupments	0.80	%C	0.90%	0.91%	0.88%		0.89%
Net investment income, before expense reimbursements and/or recoupments	6.01%		6.29%	6.23%	5.90%		5.93%
Net investment income, net of reimbursements and/or recoupments	6.10%		6.29%	6.23%	5.90%		5.93%
Portfolio turnover rate	62%		57%	44%	51%		50%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed the stated expense caps in Note 2 due to the change in the contractual caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2021		2020	2019	2018		2017

Net asset value, beginning of period	$9.02		$9.41	$9.49	$9.58		$9.45

Income (loss) from investment operations:
Net investment income	0.64		0.32	0.54	0.51		0.53
Net gains (losses) on investments (both realized and unrealized)	0.74		(0.17)	(0.05)	(0.06)		0.15

Total income from investment operations	1.38		0.15	0.49	0.45		0.68

Less distributions:
Dividends from net investment income	(0.56)		(0.54)	(0.57)	(0.52)		(0.51)
Tax return of capital	(0.00	)A D	–	–	(0.02	)A	(0.04	)A

Total distributions	(0.56)		(0.54)	(0.57)	(0.54)		(0.55)

Net asset value, end of period	$9.84		$9.02	$9.41	$9.49		$9.58

Total returnB	15.73%		1.91%	5.32%	4.81%		7.31%

Ratios and supplemental data:
Net assets, end of period	$53,412,551		$40,259,060	$78,700,798	$89,459,142		$115,679,739
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.16%		1.18%	1.15%	1.14%		1.13%
Expenses, net of reimbursements and/or recoupments	1.12	%C	1.18%	1.15%	1.14%		1.13%
Net investment income, before expense reimbursements and/or recoupments	5.72%		5.91%	5.98%	5.62%		5.70%
Net investment income, net of reimbursements and/or recoupments	5.76%		5.91%	5.98%	5.62%		5.70%
Portfolio turnover rate	62%		57%	44%	51%		50%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed the stated expense caps in Note 2 due to the change in the contractual caps on December 31, 2020.
D	Amount represents less than $0.01 per share.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,
	2021		2020	2019	2018		2017

Net asset value, beginning of period	$9.02		$9.41	$9.53	$9.61		$9.49

Income (loss) from investment operations:
Net investment income	0.62		0.55	0.47	0.48		0.55
Net gains (losses) on investments (both realized and unrealized)	0.76		(0.39)	(0.02)	(0.01)		0.11

Total income from investment operations	1.38		0.16	0.45	0.47		0.66

Less distributions:
Dividends from net investment income	(0.56)		(0.55)	(0.57)	(0.53)		(0.50)
Tax return of capital	(0.00	)A D	–	–	(0.02	)A	(0.04	)A

Total distributions	(0.56)		(0.55)	(0.57)	(0.55)		(0.54)

Net asset value, end of period	$9.84		$9.02	$9.41	$9.53		$9.61

Total returnB	15.75%		1.94%	4.85%	5.00%		7.12%

Ratios and supplemental data:
Net assets, end of period	$35,403,008		$23,945,109	$23,694,436	$37,998,012		$84,955,157
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.14%		1.15%	1.17%	1.07%		1.20%
Expenses, net of reimbursements and/or recoupments	1.09	%C	1.15%	1.17%	1.07%		1.20%
Net investment income, before expense reimbursements and/or recoupments	5.73%		6.01%	5.94%	5.65%		5.62%
Net investment income, net of reimbursements and/or recoupments	5.78%		6.01%	5.94%	5.65%		5.62%
Portfolio turnover rate	62%		57%	44%	51%		50%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed the stated expense caps in Note 2 due to the change in the contractual caps on December 31, 2020.
D	Amount represents less than $0.01 per share.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2021		2020	2019	2018		2017

Net asset value, beginning of period	$9.09		$9.48	$9.56	$9.65		$9.53

Income (loss) from investment operations:
Net investment income	0.48		0.46	0.49	0.48		0.47
Net gains (losses) on investments (both realized and unrealized)	0.85		(0.37)	(0.07)	(0.09)		0.12

Total income from investment operations	1.33		0.09	0.42	0.39		0.59

Less distributions:
Dividends from net investment income	(0.50)		(0.48)	(0.50)	(0.47)		(0.43)
Tax return of capital	(0.00	)A D	-	-	(0.01	)A	(0.04	)A

Total distributions	(0.50)		(0.48)	(0.50)	(0.48)		(0.47)

Net asset value, end of period	$9.92		$9.09	$9.48	$9.56		$9.65

Total returnB	14.94%		1.22%	4.54%	4.08%		6.33%

Ratios and supplemental data:
Net assets, end of period	$42,191,091		$41,992,083	$55,699,475	$60,797,852		$69,698,961
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.87%		1.89%	1.89%	1.85%		1.94%
Expenses, net of reimbursements and/or recoupments	1.83	%C	1.89%	1.89%	1.85%		1.94%
Net investment income, before expense reimbursements and/or recoupments	5.08%		5.26%	5.24%	4.93%		4.90%
Net investment income, net of reimbursements and/or recoupments	5.12%		5.26%	5.24%	4.93%		4.90%
Portfolio turnover rate	62%		57%	44%	51%		50%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed the stated expense caps in Note 2 due to the change in the contractual caps on December 31, 2020.
D	Amount represents less than $0.01 per share.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$8.82		$9.79	$10.28	$10.35	$10.20

Income (loss) from investment operations:
Net investment income	0.38		0.50	0.56	0.53	0.46
Net gains (losses) on investments (both realized and unrealized)	0.55		(0.92)	(0.44)	(0.05)	0.18

Total income (loss) from investment operations	0.93		(0.42)	0.12	0.48	0.64

Less distributions:
Dividends from net investment income	(0.45)		(0.55)	(0.61)	(0.52)	(0.47)
Distributions from net realized gains	-		-	-	(0.03)	(0.02)

Total distributions	(0.45)		(0.55)	(0.61)	(0.55)	(0.49)

Net asset value, end of period	$9.30		$8.82	$9.79	$10.28	$10.35

Total returnB	10.68%		(4.08)%	1.77%	4.71%	6.37%

Ratios and supplemental data:
Net assets, end of period	$179,069,561		$160,767,886	$343,916,230	$391,526,212	$231,445,512
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.88%		0.90%	0.84%	0.82%	0.85%
Expenses, net of reimbursements and/or recoupments	0.84	%C	0.90%	0.84%	0.84%	0.84%
Net investment income, before expense reimbursements and/or recoupments	4.02%		6.29%	6.10%	5.16%	4.51%
Net investment income, net of reimbursements and/or recoupments	4.06%		6.29%	6.10%	5.14%	4.52%
Portfolio turnover rate	75%		56%	58%	69%	86%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed the stated expense caps in Note 2 due to the change in the contractual caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$8.82		$9.80	$10.29	$10.36	$10.21

Income (loss) from investment operations:
Net investment income	0.38		0.46	0.54	0.52	0.46
Net gains (losses) on investments (both realized and unrealized)	0.54		(0.89)	(0.42)	(0.04)	0.17

Total income (loss) from investment operations	0.92		(0.43)	0.12	0.48	0.63

Less distributions:
Dividends from net investment income	(0.44)		(0.55)	(0.61)	(0.52)	(0.46)
Distributions from net realized gains	-		-	-	(0.03)	(0.02)

Total distributions	(0.44)		(0.55)	(0.61)	(0.55)	(0.48)

Net asset value, end of period	$9.30		$8.82	$9.80	$10.29	$10.36

Total returnA	10.60%		(4.24)%	1.68%	4.68%	6.27%

Ratios and supplemental data:
Net assets, end of period	$356,429,827		$323,133,710	$786,638,267	$1,260,705,246	$507,077,617
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.95%		0.96%	0.90%	0.88%	0.92%
Expenses, net of reimbursements and/or recoupments	0.91	%B	0.96%	0.90%	0.88%	0.93%
Net investment income, before expense reimbursements and/or recoupments	3.95%		6.21%	5.99%	5.13%	4.43%
Net investment income, net of reimbursements and/or recoupments	3.99%		6.21%	5.99%	5.13%	4.42%
Portfolio turnover rate	75%		56%	58%	69%	86%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed the stated expense caps in Note 2 due to the change in the contractual caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$8.80		$9.78	$10.26	$10.33	$10.18

Income (loss) from investment operations:
Net investment income	0.29		0.30	0.49	0.50	0.46
Net gains (losses) on investments (both realized and unrealized)	0.60		(0.76)	(0.40)	(0.04)	0.15

Total income (loss) from investment operations	0.89		(0.46)	0.09	0.46	0.61

Less distributions:
Dividends from net investment income	(0.41)		(0.52)	(0.57)	(0.50)	(0.44)
Distributions from net realized gains	-		-	-	(0.03)	(0.02)

Total distributions	(0.41)		(0.52)	(0.57)	(0.53)	(0.46)

Net asset value, end of period	$9.28		$8.80	$9.78	$10.26	$10.33

Total returnA	10.31%		(4.53)%	1.38%	4.51%	6.12%

Ratios and supplemental data:
Net assets, end of period	$52,900,976		$57,117,869	$214,702,538	$538,668,514	$129,817,379
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.22%		1.24%	1.22%	1.04%	1.07%
Expenses, net of reimbursements and/or recoupments	1.18	%B	1.24%	1.22%	1.04%	1.09%
Net investment income, before expense reimbursements and/or recoupments	3.68%		5.99%	5.60%	5.02%	4.24%
Net investment income, net of reimbursements and/or recoupments	3.72%		5.99%	5.60%	5.02%	4.22%
Portfolio turnover rate	75%		56%	58%	69%	86%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$8.83		$9.82	$10.28	$10.35	$10.20

Income (loss) from investment operations:
Net investment income	0.34		0.51	0.56	0.49	0.42
Net gains (losses) on investments (both realized and unrealized)	0.56		(0.97)	(0.44)	(0.04)	0.17

Total income (loss) from investment operations	0.90		(0.46)	0.12	0.45	0.59

Less distributions:
Dividends from net investment income	(0.42)		(0.53)	(0.58)	(0.49)	(0.42)
Distributions from net realized gains	–		–	–	(0.03)	(0.02)

Total distributions	(0.42)		(0.53)	(0.58)	(0.52)	(0.44)

Net asset value, end of period	$9.31		$8.83	$9.82	$10.28	$10.35

Total returnA	10.36%		(4.53)%	1.53%	4.39%	5.92%

Ratios and supplemental data:
Net assets, end of period	$29,551,551		$29,739,876	$45,602,098	$58,987,550	$32,450,342
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.17%		1.17%	1.13%	1.13%	1.22%
Expenses, net of reimbursements and/or recoupments	1.12	%B	1.17%	1.13%	1.14%	1.24%
Net investment income, before expense reimbursements and/or recoupments	3.73%		5.95%	5.80%	4.85%	4.07%
Net investment income, net of reimbursements and/or recoupments	3.78%		5.95%	5.80%	4.84%	4.04%
Portfolio turnover rate	75%		56%	58%	69%	86%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed the stated expense caps in Note 2 due to the change in the contractual caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$8.86		$9.85	$10.29	$10.35	$10.21

Income (loss) from investment operations:
Net investment income	0.27		0.45	0.51	0.42	0.35
Net gains (losses) on investments (both realized and unrealized)	0.57		(0.98)	(0.44)	(0.04)	0.16

Total income (loss) from investment operations	0.84		(0.53)	0.07	0.38	0.51

Less distributions:
Dividends from net investment income	(0.35)		(0.46)	(0.51)	(0.41)	(0.35)
Distributions from net realized gains	–		–	–	(0.03)	(0.02)

Total distributions	(0.35)		(0.46)	(0.51)	(0.44)	(0.37)

Net asset value, end of period	$9.35		$8.86	$9.85	$10.29	$10.35

Total returnA	9.61%		(5.25)%	0.67%	3.73%	5.03%

Ratios and supplemental data:
Net assets, end of period	$25,638,104		$31,330,022	$58,653,731	$59,792,915	$31,434,098
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.94%		1.94%	1.90%	1.88%	1.97%
Expenses, net of reimbursements and/or recoupments	1.89	%B	1.94%	1.90%	1.88%	1.99%
Net investment income, before expense reimbursements and/or recoupments	2.96%		5.19%	5.07%	4.10%	3.31%
Net investment income, net of reimbursements and/or recoupments	3.01%		5.19%	5.07%	4.10%	3.29%
Portfolio turnover rate	75%		56%	58%	69%	86%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed the stated expense caps in Note 2 due to the change in the contractual caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	SP Class
	Year Ended August 31,
	2021		2020		2019		2018	2017

Net asset value, beginning of period	$8.86		$9.84		$10.30		$10.36	$10.19

Income from investment operations:
Net investment income	0.35	A	0.56	A	0.58	A	0.49	0.25	A
Net gains (losses) on investments (both realized and unrealized)	0.80		(1.02)		(0.46)		(0.03)	0.37

Total income (loss) from investment operations	1.15		(0.46)		0.12		0.46	0.62

Less distributions:
Dividends from net investment income	(0.42)		(0.52)		(0.58)		(0.49)	(0.43)
Distributions from net realized gains	–		–		–		(0.03)	(0.02)

Total distributions	(0.42)		(0.52)		(0.58)		(0.52)	(0.45)

Net asset value, end of period	$9.59		$8.86		$9.84		$10.30	$10.36

Total returnB	13.27%		(4.51)%		1.40%		4.49%	6.13%

Ratios and supplemental data:
Net assets, end of period	$59,037		$113,010		$282,847		$705,984	$785,649
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.17%		1.16%		1.06%		1.04%	1.08%
Expenses, net of reimbursements and/or recoupments	1.12	%C	1.16%		1.15%		1.15%	1.12%
Net investment income, before expense reimbursements and/or recoupments	3.73%		6.08%		5.83%		4.86%	4.25%
Net investment income, net of reimbursements and/or recoupments	3.78%		6.08%		5.74%		4.75%	4.21%
Portfolio turnover rate	75%		56%		58%		69%	86%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

August 31, 2021 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

SiM High Yield Opportunities	0.08%
Sound Point Floating Rate Income	N/A

Qualified Dividend Income:

SiM High Yield Opportunities	0.14%
Sound Point Floating Rate Income	N/A

Long-Term Capital Gain Distributions:

SiM High Yield Opportunities	$-
Sound Point Floating Rate Income	-

Short-Term Capital Gain Distributions:

SiM High Yield Opportunities	$-
Sound Point Floating Rate Income	-

Return of Capital:

SiM High Yield Opportunities	$745,909
Sound Point Floating Rate Income	-

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2021 (Unaudited)

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Sound Point Floating Rate Income Fund (“Sound Point Fund”) and American Beacon SiM High Yield Opportunities Fund (“SiM Fund”) (each, a “Fund” and collectively, the “Funds”); (2) the Investment Advisory Agreement among the Manager, Sound Point Capital Management, LP (“Sound Point”), and the Trust, on behalf of the Sound Point Fund; and (3) the Investment Advisory Agreement among the Manager, Strategic Income Management, LLC (“SiM”), and the Trust, on behalf of the SiM Fund. Sound Point and SiM are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisors. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered,

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2021 (Unaudited)

among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisors for the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from its relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Funds by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of a Fund relative to the performance of other comparable investment accounts managed by the subadvisor, and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager with respect to each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for each Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses, and, as applicable, the subadvisors agreed to waive a portion of their subadvisory fees or contribute to the Manager’s fee waiver and/or expense reimbursement.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2021 (Unaudited)

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by each subadvisor that each Fund’s subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee schedule for the SiM Fund, and with respect to the Sound Point Fund, Sound Point has represented that the Sound Point Fund’s subadvisory fee rate reflects economies of scale for the benefit of the Sound Point Fund’s shareholders.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Funds’ cash balances in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2021 (Unaudited)

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds than in prior years.

Additional Considerations and Conclusions with Respect to the American Beacon Sound Point Floating Rate Income Fund

In considering the renewal of the Agreements for the Sound Point Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	5th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

The Board also considered: (1) the recent period of underperformance due, in part, to the need to increase the Sound Point Fund’s liquidity to satisfy redemption requests during the market decline associated with the COVID-19 pandemic in 2020; (2) Sound Point’s agreement to waive a portion of its subadvisory fee equal to 0.04% of the Sound Point Fund’s average daily net assets through December 31, 2021, in order to offset the amounts being waived by the Manager pursuant to a contractual fee waiver and expense reimbursement agreement; (3) the Sound Point Fund employs a limited-capacity strategy as Sound Point invests primarily in mid-sized issues of small-capitalization issuers; (4) the higher expenses associated with Sound Point’s analysis of the small- and mid-capitalization issuers in which the Sound Point Fund invests, which may have less information publicly available; (5) information provided by Sound Point regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Sound Point Fund; and (6) the Manager’s recommendation to continue to retain Sound Point.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2021 (Unaudited)

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and Sound Point under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Sound Point Fund and its shareholders would benefit from the Manager’s and Sound Point’s continued management of the Sound Point Fund.

Additional Considerations and Conclusions with Respect to the American Beacon SiM High Yield Opportunities Fund

In considering the renewal of the Agreements for the SiM Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered: (1) that the SiM Fund’s expenses are higher than the median of its Broadridge Expense Group and Expense Universe, but that the SiM Fund, on a net-of-fee basis, ranked in the first quintile of its Broadridge Performance Universe and Morningstar Category for the 5-year period ended December 31, 2020; (2) that SiM is voluntarily waiving a portion of its subadvisory fee equal to 0.03% of the Fund’s average daily net assets through June 30, 2021, in order to offset the amounts being waived by the Manager pursuant to a contractual fee waiver and expense reimbursement agreement; (3) that, as SiM, under normal circumstances, invests in below investment grade debt securities of small-capitalization issuers, the Fund employs a limited-capacity strategy; (4) information provided by SiM regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the SiM Fund; and (5) the Manager’s recommendation to continue to retain SiM.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and SiM under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SiM Fund and its shareholders would benefit from the Manager’s and SiM’s continued management of the SiM Fund.

Disclosure Regarding Liquidity Risk Management Program

August 31, 2021 (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

○

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

○	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2021 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2020 through December 31, 2020 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Sound Point Floating Rate Income Fund had a highly liquid investment minimum during the review period. The Liquidity Committee determined to maintain the highly liquid investment minimum.

•	The SiM High Yield Opportunities Fund was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President(2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President(2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President(2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (50)	VP since 2011

Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-Present); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (64)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (51)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (36)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

August 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com, approximately sixty days after the end of each quarter for the Sound Point Floating Rate Income Fund and twenty days after the end of each month for the SiM High Yield Opportunities Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund are service marks of American Beacon Advisors, Inc.

AR 8/21

American Beacon®
FUNDS

# 2021 ANNUAL REPORT

## August 31, 2021

**As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.**

**If you already elected to receive annual/semi-annual shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''**

**You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual shareholder reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.**

TLC_Zeb 0821

About American Beacon Advisors, Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

THE LONDON COMPANY INCOME EQUITY FUND

Investing in small- and medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in dividend-paying stocks may result in less earnings growth or capital appreciation than investing in non-dividend paying stocks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program.

ZEBRA SMALL CAP EQUITY FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. At times, certain securities may have limited marketability and may be difficult to sell. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

The 24-hour news cycle has closely followed the COVID-19 pandemic and related events – including the spread of the delta variant and ongoing global vaccination efforts; U.S. stimulus and infrastructure spending; and the reopening of our nation’s airports, businesses, and schools – for more than a year now. Given the continued uncertainty, it appears we are still navigating turbulent waters and facing waves of virus variants that could dampen economic recovery.

However, during challenging times such as we’ve all experienced since March 2020, the fear of loss can be a powerful emotion. And it can cause many individuals to make short-term investment decisions that have the potential to sink their long-term financial objectives. We encourage you to remain focused on achieving your long-term investment goals by working with financial professionals to develop a personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand crises. By staying the course, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for continuing your financial journey with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

August 31, 2021 (Unaudited)

U.S. equities posted strong returns for the 12-month period ended August 31, 2021. The broader market, as measured by the Russell 3000® Index, posted a 33.0% gain. Smaller companies led the way with the Russell 2000® Index rising 47.1%. Mid- and large-capitalization companies also participated in the rally; the Russell Midcap Index gained 41.2% and the Russell 1000® Index added 32.3% during the period. The rally was consistent throughout most of the period, reflecting an improving economy, accommodative monetary policy and supportive fiscal stimulus. During the period, Value-style equity investments outperformed Growth across the market-cap spectrum, but the difference was more pronounced in the smaller-cap space.

Economic news throughout the 12-month period was mostly positive despite disruptions triggered by the ongoing COVID-19 pandemic. After a brief recession that lasted from February 2020 to April 2020, the economy started rebounding in the summer of 2020. Then, in late 2020, the earlier-than-expected arrival of the COVID-19 vaccines led to businesses reopening and expectations for stronger economic growth. By period end, consumer spending was solid, driven by increased sales in housing and retail. The labor market steadily added new jobs, while generous unemployment benefits aided those temporarily out of work.

Inflation picked up steam during 2021, reflecting supply-chain disruptions and pent-up demand brought about by the pandemic. While inflationary issues remain, the Federal Reserve maintains the recent increase in inflation will prove to be transitory. Arguments against a significant increase in inflation include the slack in the labor market, lower manufacturing capacity utilization rates and an economy that is still running below potential. Separately, the 10-year U.S. Treasury yield was 1.3% as of August 31, 2021, suggesting investors did not have long-term concerns about inflation.

With regard to monetary policy, the Federal Reserve maintained the federal funds rate at 0% to 0.25% over the 12-month period and continued purchasing at least $80 billion in Treasuries and $40 billion in mortgage-backed securities each month. Federal Open Market Committee members appeared to be feeling better about the economy, and there has been talk of tapering quantitative easing as early as the fourth quarter of 2021. Any potential federal funds rate increases would be further down the road; there is little chance of any hikes occurring before late 2022 or early 2023.

2

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2021 (Unaudited)

The Investor Class of the American Beacon The London Company Income Equity Fund (the “Fund”) returned 24.07% for the twelve-month period ended August 31, 2021, compared to the Russell 1000® Value Index (the “Index”) return of 36.44% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 5/29/2012 through 8/31/2021

Total Returns for the Period ended August 31, 2021

	Ticker	1 Year	3 Years	5 Years	Since Inception 5/29/2012	Value of $10,000 5/29/2012- 8/31/2021
R5 Class (1,2,5)	ABCIX	24.40%	14.05%	13.09%	13.21%	$31,530
Y Class (1,2,5)	ABCYX	24.43%	13.98%	13.03%	13.13%	$31,342
Investor Class (1,2,5)	ABCVX	24.07%	13.69%	12.73%	12.84%	$30,591
A Class with sales Charge (1,2,5)	ABCAX	16.94%	11.46%	11.40%	12.06%	$28,699
A Class without sales charge (1,2,5)	ABCAX	24.04%	13.69%	12.72%	12.78%	$30,450
C Class with sales charge (1,2,5)	ABECX	22.14%	12.84%	11.87%	11.94%	$28,410
C Class without sales charge (1,2,5)	ABECX	23.14%	12.84%	11.87%	11.94%	$28,410
R6 Class (1,4,5)	ABCRX	24.62%	14.10%	13.11%	13.22%	$31,570

Russell 1000® Value Index (3)		36.44%	11.45%	11.68%	12.98%	$30,952

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800- 967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

3

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2021 (Unaudited)

2.

A portion of the fees charged to the R5 Class of the Fund was waived from 2012 through 2014, partially recovered in 2015 and fully recovered in 2016. Performance prior to waiving fees was lower than actual returns shown for 2012 through 2014. A portion of the fees charged to the Investor Class of the Fund was waived in 2012 and 2013 and fully recovered in 2014 and 2015. Performance prior to waiving fees was lower than actual returns shown in 2012 and 2013. A portion of the fees charged to the Y, A, and C Classes of the Fund was waived from 2012 through 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012 through 2014.

3.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index and the Russell 1000 Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon The London Company Income Equity Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

4.

Fund performance for the periods shown represents the returns achieved by the R5 Class from 5/29/12 up to 8/25/20, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown for periods prior to 8/25/20 may be lower than they would have been had the R6 Class been in existence since 5/29/12. A portion of the fees charged to the R6 Class of the Fund has been waived since Class inception on 8/25/20. Performance prior to waiving fees was lower than actual returns shown since 8/25/20.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.76%, 0.82%, 1.08%, 1.05%, 1.82%, and 0.86%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to stock selection and sector allocation during the period.

From a security selection standpoint, the Fund’s holdings in the Industrials, Communication Services and Materials sectors were the largest detractors from the Fund’s performance relative to the Index. In the Industrials sector, an absence from index-position General Electric Co. (up 105.1%) detracted from relative returns. Detractors in the Communication Services sector included absences from index-positions The Walt Disney Co. (up 37.5%) and Alphabet, Inc., Class A (up 77.6%) and Class C (up 78.0%). Air Products and Chemicals, Inc. (down 6.1%) and an absence from index-position Freeport McMoran, Inc. (up 134.1%) were detractors in the Materials sector. The aforementioned performance was somewhat offset by security selection in the Consumer Staples sector; contributors included Diageo PLC (up 45.8%), Altria Group, Inc. (up 23.9%) and Philip Morris International, Inc. (up 36.3%).

From a sector allocation perspective, the Fund’s underweight position in the Financials sector (up 59.7%) and overweight positions in the Consumer Staples sector (up 13.5%) and the Information Technology sector (up 30.5%) detracted from performance relative to the Index. This performance was somewhat offset by an underweight position in the Utilities sector (up 19.3%).

4

American Beacon The London Company Income Equity FundsSM

Performance Overview

August 31, 2021

The sub-advisor’s investment process focuses on downside protection, current income and total return appreciation.

Top Ten Holdings (% Net Assets)
Apple, Inc.		5.1
BlackRock, Inc.		5.1
Microsoft Corp.		5.0
Texas Instruments, Inc.		4.6
Lowe’s Cos., Inc.		4.6
Johnson & Johnson		4.1
Target Corp.		4.1
Berkshire Hathaway, Inc., Class B		3.8
United Parcel Service, Inc., Class B		3.8
Norfolk Southern Corp.		3.7

Total Fund Holdings	30

Sector Allocation (% Equities)
Information Technology		24.0
Financials		16.0
Consumer Staples		10.9
Industrials		10.4
Health Care		10.0
Consumer Discretionary		9.0
Communication Services		7.7
Utilities		3.5
Real Estate		3.5
Materials		2.7
Energy		2.3

5

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2021 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned 52.72% for the twelve months ended August 31, 2021, outperforming its primary benchmark, the Russell 2000® Index (the “Index”), which returned 47.08% for the period. The Fund underperformed its secondary benchmark, the Russell 2000® Value Index which returned 59.49% for the same period. Stock selection was the primary driver of outperformance versus the Index. It was offset somewhat by sector allocation which slightly detracted from returns relative to the Index.

Comparison of Change in Value of a $10,000 Investment for the Period from 8/31/2011 through 8/31/2021

Total Returns for the Period ended August 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 8/31/2011- 8/31/2021
R5 Class (1,2,4)	AZSIX	53.31%	9.10%	12.98%	13.33%	$34,965
Y Class (1,2,4)	AZSYX	53.11%	9.00%	12.85%	13.23%	$34,647
Investor Class (1,2,4)	AZSPX	52.72%	8.70%	12.54%	12.91%	$33,689
A Class with sales Charge (1,2,4)	AZSAX	43.99%	6.57%	11.20%	12.19%	$31,601
A Class without sales charge (1,2,4)	AZSAX	52.80%	8.70%	12.53%	12.86%	$33,527
C Class with sales charge (1,2,4)	AZSCX	50.59%	7.86%	11.69%	12.01%	$31,083
C Class without sales charge (1,2,4)	AZSCX	51.59%	7.86%	11.69%	12.01%	$31,083

Russell 2000® Index (3)		47.08%	10.75%	14.38%	13.62%	$35,840
Russell 2000® Value Index (3) . . .		59.49%	8.41%	11.66%	12.14%	$31,458

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge is 1.00% for C Class shares redeemed within one year of the date of purchase. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.	A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

6

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2021 (Unaudited)

3.

The Russell 2000® Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index and the Russell 2000 Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Zebra Small Cap Equity Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.17%, 1.26%, 1.60%, 1.47%, and 2.28%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Stock selection in the Health Care, Communication Services and Financials sectors contributed the most to relative performance. In the Health Care sector, Cross Country Healthcare, Inc. (up 230.7%) positively impacted performance, while positions in IDT Corp., Class B (up 615.7%) and Capital Bancorp, Inc. (up 123.2%) in the Communication Services and Financials sectors, respectively, contributed to relative returns. This was offset somewhat by negative stock selection in the Energy sector, where the Fund was absent from Index-positions Ovintiv, Inc. (up 151.8%) and Antero Resources (up 326.1%).

Sector allocation had a very slight detraction from relative performance for the period. An overweight allocation to the Real Estate sector (up 42.7%), the fourth-worst performing sector in the Index, and an underweight allocation to the Energy sector (up 83.9%), the best-performing sector in the Index, detracted from relative returns. However, an underweight allocation to the Utilities sector (up 25.4%), the worst-performing sector in the Index, contributed to relative performance.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style has tended to result in a portfolio with very good risk-adjusted returns over time.

Top Ten Holdings (% Net Assets)
Cross Country Healthcare, Inc.		2.4
Insight Enterprises, Inc.		2.4
Enstar Group Ltd.		2.0
Coca-Cola Consolidated, Inc.		1.8
Atlanticus Holdings Corp.		1.8
Rush Enterprises, Inc., Class A		1.8
Kelly Services, Inc., Class A		1.7
Otter Tail Corp.		1.7
Rent-A-Center, Inc.		1.7
LCI Industries		1.6

Total Fund Holdings	190

Sector Allocation (% Equities)
Health Care		21.2
Financials		15.3
Industrials		15.2
Consumer Discretionary		13.6
Information Technology		12.6
Real Estate		5.8
Materials		4.1
Consumer Staples		3.7
Communication Services		3.5
Utilities		2.9
Energy		2.1

7

American Beacon FundsSM

Expense Examples

August 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2021 through August 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

8

American Beacon FundsSM

Expense Examples

August 31, 2021 (Unaudited)

American Beacon The London Company Income Equity Fund

	Beginning Account Value 3/1/2021	Ending Account Value 8/31/2021	Expenses Paid During Period 3/1/2021-8/31/2021*
R5 Class
Actual	$1,000.00	$1,179.60	$4.07
Hypothetical**	$1,000.00	$1,021.48	$3.77
Y Class
Actual	$1,000.00	$1,179.80	$4.40
Hypothetical**	$1,000.00	$1,021.17	$4.08
Investor Class
Actual	$1,000.00	$1,178.00	$5.87
Hypothetical**	$1,000.00	$1,019.81	$5.45
A Class
Actual	$1,000.00	$1,177.90	$5.76
Hypothetical**	$1,000.00	$1,019.91	$5.35
C Class
Actual	$1,000.00	$1,173.90	$9.75
Hypothetical**	$1,000.00	$1,016.23	$9.05
R6 Class
Actual	$1,000.00	$1,180.90	$3.90
Hypothetical	$1,000.00	$1,021.63	$3.62

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.74%, 0.80%, 1.07%, 1.05%, 1.78%, and 0.71% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Zebra Small Cap Equity Fund

	Beginning Account Value 3/1/2021	Ending Account Value 8/31/2021	Expenses Paid During Period 3/1/2021-8/31/2021*
R5 Class
Actual	$1,000.00	$1,079.40	$4.66
Hypothetical**	$1,000.00	$1,020.72	$4.53
Y Class
Actual	$1,000.00	$1,079.00	$5.19
Hypothetical**	$1,000.00	$1,020.22	$5.04
Investor Class
Actual	$1,000.00	$1,077.10	$6.65
Hypothetical**	$1,000.00	$1,018.80	$6.46
A Class
Actual	$1,000.00	$1,077.50	$6.34
Hypothetical**	$1,000.00	$1,019.11	$6.16
C Class
Actual	$1,000.00	$1,073.50	$10.56
Hypothetical**	$1,000.00	$1,015.02	$10.26

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.99%, 1.27%, 1.21%, and 2.02% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

9

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of August 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at August 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

October 29, 2021

10

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.26%

Communication Services - 7.45%

Diversified Telecommunication Services - 2.39%
Verizon Communications, Inc.	758,719	$41,729,545

Entertainment - 2.10%
Nintendo Co. Ltd., ADR	612,153	36,778,152

Media - 2.96%
Comcast Corp., Class A	853,116	51,767,079

Total Communication Services		130,274,776

Consumer Discretionary - 8.73%

Multiline Retail - 4.13%
Target Corp.	292,372	72,210,037

Specialty Retail - 4.60%
Lowe’s Cos., Inc.	393,646	80,260,483

Total Consumer Discretionary		152,470,520

Consumer Staples - 10.58%

Beverages - 3.47%
Diageo PLC, ADR	315,273	60,567,096

Food Products - 2.34%
Nestle SA, ADR	324,551	40,987,546

Tobacco - 4.77%
Altria Group, Inc.	864,689	43,433,328
Philip Morris International, Inc.	388,055	39,969,665

		83,402,993

Total Consumer Staples		184,957,635

Energy - 2.25%

Oil, Gas & Consumable Fuels - 2.25%
Chevron Corp.	405,917	39,280,588

Financials - 15.54%

Capital Markets - 6.38%
BlackRock, Inc.	93,605	88,296,661
Franklin Resources, Inc.	713,644	23,150,611

		111,447,272

Diversified Financial Services - 3.85%
Berkshire Hathaway, Inc., Class BA	235,249	67,227,107

Insurance - 5.31%
Cincinnati Financial Corp.	332,893	41,078,996
Progressive Corp.	537,207	51,754,522

		92,833,518

Total Financials		271,507,897

Health Care - 9.70%

Pharmaceuticals - 9.70%
Johnson & Johnson	417,668	72,310,861
Merck & Co., Inc.	577,326	44,044,200

See accompanying notes

11

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.26% (continued)

Health Care - 9.70% (continued)

Pharmaceuticals - 9.70% (continued)
Pfizer, Inc.	1,152,098	$53,077,155

		169,432,216

Total Health Care		169,432,216

Industrials - 10.15%

Air Freight & Logistics - 3.77%
United Parcel Service, Inc., Class B	337,216	65,969,566

Road & Rail - 3.66%
Norfolk Southern Corp.	251,978	63,886,502

Trading Companies & Distributors - 2.72%
Fastenal Co.	851,527	47,557,783

Total Industrials		177,413,851

Information Technology - 23.31%

Communications Equipment - 3.30%
Cisco Systems, Inc.	975,357	57,565,570

IT Services - 2.83%
Paychex, Inc.	431,343	49,375,833

Semiconductors & Semiconductor Equipment - 7.13%
Intel Corp.	817,226	44,179,238
Texas Instruments, Inc.	421,500	80,468,565

		124,647,803

Software - 4.95%
Microsoft Corp.	286,682	86,543,562

Technology Hardware, Storage & Peripherals - 5.10%
Apple, Inc.	587,116	89,141,822

Total Information Technology		407,274,590

Materials - 2.69%

Chemicals - 2.69%
Air Products and Chemicals, Inc.	174,175	46,941,904

Real Estate - 3.43%

Equity Real Estate Investment Trusts (REITs) - 3.43%
Crown Castle International Corp.	307,739	59,913,706

Utilities - 3.43%

Multi-Utilities - 3.43%
Dominion Energy, Inc.	770,903	60,007,090

Total Common Stocks (Cost $1,036,183,987)		1,699,474,773

SHORT-TERM INVESTMENTS - 2.39% (Cost $41,839,633)

Investment Companies - 2.39%
American Beacon U.S. Government Money Market Select Fund, 0.01%B C	41,839,633	41,839,633

TOTAL INVESTMENTS - 99.65% (Cost $1,078,023,620)		$1,741,314,406
OTHER ASSETS, NET OF LIABILITIES - 0.35%		6,122,645

TOTAL NET ASSETS - 100.00%		$1,747,437,051

Percentages are stated as a percent of net assets.

See accompanying notes

12

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2021

A Non-income producing security.

B 7-day yield.

C The Fund is affiliated by having the same investment advisor.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Long Futures Contracts Open on August 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	191	September 2021	$41,355,988	$43,170,775	$1,814,787

			$41,355,988	$43,170,775	$1,814,787

Index Abbreviations:
S&P 500	S&P 500 Index – U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2021, the investments were classified as described below:

The London Company Income Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,699,474,773	$-	$-	$1,699,474,773
Short-Term Investments	41,839,633	-	-	41,839,633

Total Investments in Securities - Assets	$1,741,314,406	$-	$-	$1,741,314,406

Financial Derivative Instruments - Assets
Futures Contracts	$1,814,787	$-	$-	$1,814,787

Total Financial Derivative Instruments - Assets	$1,814,787	$-	$-	$1,814,787

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

13

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.21%

Communication Services - 3.45%

Diversified Telecommunication Services - 2.53%
Consolidated Communications Holdings, Inc.A	92,271	$855,352
IDT Corp., Class BA	30,625	1,331,575

		2,186,927

Interactive Media & Services - 0.13%
TrueCar, Inc.A	27,016	113,467

Media - 0.79%
Scholastic Corp.	20,551	683,116

Total Communication Services		2,983,510

Consumer Discretionary - 13.36%

Auto Components - 5.10%
Dorman Products, Inc.A	5,371	504,122
Gentherm, Inc.A	6,067	520,670
LCI Industries	10,042	1,422,550
Motorcar Parts of America, Inc.A	10,947	216,969
Patrick Industries, Inc.	14,421	1,176,898
Standard Motor Products, Inc.	13,257	568,593

		4,409,802

Distributors - 0.13%
Weyco Group, Inc.	4,720	108,418

Diversified Consumer Services - 0.51%
American Public Education, Inc.A	4,927	129,580
Perdoceo Education Corp.A	28,158	309,175

		438,755

Household Durables - 2.30%
Hamilton Beach Brands Holding Co., Class A	16,246	276,182
Helen of Troy Ltd.A	4,647	1,111,516
Hooker Furniture Corp.	7,573	235,975
Legacy Housing Corp.A	5,470	107,212
Universal Electronics, Inc.A	5,095	257,399

		1,988,284

Internet & Direct Marketing Retail - 0.82%
Lands’ End, Inc.A	20,821	704,791

Leisure Products - 1.90%
Acushnet Holdings Corp.	19,658	982,114
Clarus Corp.	6,083	164,788
Escalade, Inc.	6,107	141,072
Johnson Outdoors, Inc., Class A	2,240	257,129
Marine Products Corp.	6,932	98,296

		1,643,399

Specialty Retail - 2.02%
America’s Car-Mart, Inc.A	2,340	302,632
Rent-A-Center, Inc.	22,906	1,444,911

		1,747,543

Textiles, Apparel & Luxury Goods - 0.58%
Superior Group of Cos., Inc.	10,342	246,553

See accompanying notes

14

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)

Consumer Discretionary - 13.36% (continued)

Textiles, Apparel & Luxury Goods - 0.58% (continued)
Vera Bradley, Inc.A	21,955	$251,605

		498,158

Total Consumer Discretionary		11,539,150

Consumer Staples - 3.64%

Beverages - 1.81%
Coca-Cola Consolidated, Inc.	3,860	1,567,778

Food & Staples Retailing - 1.51%
Village Super Market, Inc., Class A	17,668	395,586
Weis Markets, Inc.	15,984	910,289

		1,305,875

Food Products - 0.32%
Seneca Foods Corp., Class AA	5,618	275,113

Total Consumer Staples		3,148,766

Energy - 2.11%

Energy Equipment & Services - 0.32%
DMC Global, Inc.A	5,040	202,457
RPC, Inc.A	19,758	75,673

		278,130

Oil, Gas & Consumable Fuels - 1.79%
Adams Resources & Energy, Inc.	13,167	397,775
Bonanza Creek Energy, Inc.	3,065	119,167
Dorian LPG Ltd.	31,509	416,549
International Seaways, Inc.	35,670	613,524

		1,547,015

Total Energy		1,825,145

Financials - 15.00%

Banks - 6.09%
American National Bankshares, Inc.	4,440	151,759
Capital Bancorp, Inc.	10,366	245,882
CNB Financial Corp.	10,678	262,465
Colony Bankcorp, Inc.	7,836	145,671
Community Financial Corp.	3,356	120,011
Eagle Bancorp Montana, Inc.	323	7,151
Enterprise Bancorp, Inc.	6,854	231,322
Farmers & Merchants Bancorp, Inc.	3,984	90,676
Farmers National Banc Corp.	12,935	201,786
First Bancorp, Inc.	4,522	134,258
First Business Financial Services, Inc.	6,363	180,327
First Guaranty Bancshares, Inc.	8,045	152,694
First Savings Financial Group, Inc.	3,076	267,673
First United Corp.	5,473	100,813
First Western Financial, Inc.A	6,047	163,632
Hawthorn Bancshares, Inc.	4,599	105,133
HBT Financial, Inc.	11,643	190,363
LCNB Corp.	5,849	102,241
Level One Bancorp, Inc.	6,575	176,473
Macatawa Bank Corp.	12,447	102,190
Meridian Corp.	6,614	193,724

See accompanying notes

15

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)

Financials - 15.00% (continued)

Banks - 6.09% (continued)
Metrocity Bankshares, Inc.	9,358	$193,804
Mid Penn Bancorp, Inc.B	5,414	143,958
Parke Bancorp, Inc.	7,534	154,598
Penns Woods Bancorp, Inc.	468	11,106
Peoples Financial Services Corp.	3,385	156,015
Republic Bancorp, Inc., Class A	10,366	519,648
SmartFinancial, Inc.	7,760	193,845
South Plains Financial, Inc.	13,490	312,968
Summit Financial Group, Inc.	7,364	176,294
United Security Bancshares	6,179	50,668
Unity Bancorp, Inc.	812	18,554

		5,257,702

Consumer Finance - 1.78%
Atlanticus Holdings Corp.A	23,957	1,538,039

Diversified Financial Services - 0.37%
Alerus Financial Corp.	10,554	315,142

Insurance - 4.72%
Donegal Group, Inc., Class A	84,295	1,269,483
Enstar Group Ltd.A	7,438	1,715,723
National Western Life Group, Inc., Class A	4,933	1,093,449

		4,078,655

Thrifts & Mortgage Finance - 2.04%
ESSA Bancorp, Inc.	6,420	107,342
FS Bancorp, Inc.	5,236	178,914
Home Bancorp, Inc.	4,423	165,509
Luther Burbank Corp.	19,315	250,516
Merchants Bancorp	13,753	504,323
Riverview Bancorp, Inc.	15,604	114,533
Security National Financial Corp., Class AA	26,707	245,704
Southern Missouri Bancorp, Inc.	4,406	198,799

		1,765,640

Total Financials		12,955,178

Health Care - 20.87%

Biotechnology - 9.82%
Anika Therapeutics, Inc.A	5,455	235,274
Avid Bioservices, Inc.A	7,125	172,710
Blueprint Medicines Corp.A	11,460	1,068,874
Catalyst Pharmaceuticals, Inc.A	47,094	259,488
Denali Therapeutics, Inc.A	8,043	427,887
Eagle Pharmaceuticals, Inc.A	6,472	345,411
Emergent BioSolutions, Inc.A	18,915	1,193,158
Halozyme Therapeutics, Inc.A	9,350	392,606
Ironwood Pharmaceuticals, Inc.A	53,359	699,003
Myriad Genetics, Inc.A	29,837	1,067,568
Natera, Inc.A	5,697	674,696
Organogenesis Holdings, Inc.A	26,780	456,867
Precigen, Inc.A	17,448	105,560
Puma Biotechnology, Inc.A	30,905	233,951
Travere Therapeutics, Inc.A	10,545	230,197
Vanda Pharmaceuticals, Inc.A	21,640	362,254
Veracyte, Inc.A	3,395	163,333

See accompanying notes

16

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)

Health Care - 20.87% (continued)

Biotechnology - 9.82% (continued)
Vericel Corp.A	4,105	$222,368
Voyager Therapeutics, Inc.A	53,360	173,954

		8,485,159

Health Care Equipment & Supplies - 2.74%
Atrion Corp.	334	231,816
Cardiovascular Systems, Inc.A	8,458	302,712
Electromed, Inc.A	6,147	76,407
Natus Medical, Inc.A	24,473	649,024
Orthofix Medical, Inc.A	13,413	568,711
SeaSpine Holdings Corp.A	12,206	204,817
Surgalign Holdings, Inc.A B	111,174	168,985
Surmodics, Inc.A	2,676	160,747

		2,363,219

Health Care Providers & Services - 5.04%
CorVel Corp.A	7,817	1,288,320
Cross Country Healthcare, Inc.A	96,753	2,104,378
Five Star Senior Living, Inc.A	89,274	415,124
Joint Corp.A	1,996	203,931
National Research Corp.	4,015	216,810
Viemed Healthcare, Inc.A	20,048	128,508

		4,357,071

Health Care Technology - 1.82%
Computer Programs & Systems, Inc.	12,409	441,388
HealthStream, Inc.A	15,919	483,779
NextGen Healthcare, Inc.A	42,339	646,093

		1,571,260

Life Sciences Tools & Services - 0.04%
Champions Oncology, Inc.A	4,057	39,312

Pharmaceuticals - 1.41%
Phibro Animal Health Corp., Class A	50,039	1,215,447

Total Health Care		18,031,468

Industrials - 14.92%

Air Freight & Logistics - 0.40%
Radiant Logistics, Inc.A	50,112	343,267

Building Products - 0.46%
AAON, Inc.	2,879	196,089
Insteel Industries, Inc.	5,399	199,763

		395,852

Commercial Services & Supplies - 0.42%
Ennis, Inc.	7,241	140,548
Kimball International, Inc., Class B	17,924	223,512

		364,060

Construction & Engineering - 2.47%
Great Lakes Dredge & Dock Corp.A	19,630	296,609
IES Holdings, Inc.A	10,466	511,787
MYR Group, Inc.A	12,740	1,325,088

		2,133,484

See accompanying notes

17

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)

Industrials - 14.92% (continued)

Electrical Equipment - 0.84%
Encore Wire Corp.	7,401	$629,159
LSI Industries, Inc.	11,562	95,965

		725,124

Machinery - 3.00%
Blue Bird Corp.A	14,570	315,440
Franklin Electric Co., Inc.	6,604	561,208
L B Foster Co., Class AA	10,682	182,128
Luxfer Holdings PLC	6,203	132,434
Mueller Industries, Inc.	22,836	1,018,714
Tennant Co.	5,105	377,668

		2,587,592

Professional Services - 3.77%
Forrester Research, Inc.A	4,180	198,759
ICF International, Inc.	6,712	628,646
Kelly Services, Inc., Class A	77,359	1,503,859
Kforce, Inc.	10,776	629,534
Resources Connection, Inc.	18,737	296,044

		3,256,842

Road & Rail - 1.18%
Marten Transport Ltd.	21,052	328,201
PAM Transportation Services, Inc.A	6,352	222,129
Universal Logistics Holdings, Inc.	21,523	470,708

		1,021,038

Trading Companies & Distributors - 2.38%
DXP Enterprises, Inc.A	13,341	399,963
Lawson Products, Inc.A	2,451	129,291
Rush Enterprises, Inc., Class A	34,641	1,527,668

		2,056,922

Total Industrials		12,884,181

Information Technology - 12.34%

Communications Equipment - 0.99%
Cambium Networks Corp.A	3,072	115,108
Casa Systems, Inc.A	27,121	190,932
DZS, Inc.A	11,038	152,435
Ribbon Communications, Inc.A	60,757	396,743

		855,218

Electronic Equipment, Instruments & Components - 7.54%
Daktronics, Inc.A	43,433	264,507
ePlus, Inc.A	9,421	1,019,541
Insight Enterprises, Inc.A	20,288	2,087,432
Kimball Electronics, Inc.A	28,708	693,872
Novanta, Inc.A	2,860	438,209
OSI Systems, Inc.A	7,108	703,266
PC Connection, Inc.	27,033	1,308,668

		6,515,495

IT Services - 0.97%
CSG Systems International, Inc.	12,665	610,579
Information Services Group, Inc.	31,247	225,916

		836,495

See accompanying notes

18

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)

Information Technology - 12.34% (continued)

Semiconductors & Semiconductor Equipment - 1.03%
Diodes, Inc.A	9,193	$890,158

Software - 1.81%
Altair Engineering, Inc., Class AA B	4,862	359,739
Bottomline Technologies de, Inc.A	5,974	252,521
CommVault Systems, Inc.A	6,432	520,799
QAD, Inc., Class A	2,416	210,216
SPS Commerce, Inc.A	1,601	216,984

		1,560,259

Total Information Technology		10,657,625

Materials - 4.02%

Chemicals - 2.58%
American Vanguard Corp.	11,628	178,257
Chase Corp.	1,237	141,637
Hawkins, Inc.	8,573	324,745
Innospec, Inc.	6,614	619,070
Stepan Co.	8,203	964,345

		2,228,054

Construction Materials - 0.10%
United States Lime & Minerals, Inc.	615	89,845

Containers & Packaging - 0.57%
Myers Industries, Inc.	15,068	343,551
UFP Technologies, Inc.A	2,075	145,229

		488,780

Metals & Mining - 0.77%
Olympic Steel, Inc.	24,387	664,790

Total Materials		3,471,469

Real Estate - 5.69%

Equity Real Estate Investment Trusts (REITs) - 2.61%
Alexander’s, Inc.	638	169,900
Franklin Street Properties Corp.	35,623	170,991
Industrial Logistics Properties Trust	10,163	278,771
Piedmont Office Realty Trust, Inc., Class A	26,789	477,380
PotlatchDeltic Corp.	17,955	932,762
Saul Centers, Inc.	4,916	226,529

		2,256,333

Real Estate Management & Development - 3.08%
Forestar Group, Inc.A	40,010	831,808
Kennedy-Wilson Holdings, Inc.	20,171	443,560
Marcus & Millichap, Inc.A	18,937	742,709
Maui Land & Pineapple Co., Inc.A	3,366	36,959
RMR Group, Inc., Class A	13,024	603,532

		2,658,568

Total Real Estate		4,914,901

Utilities - 2.81%

Electric Utilities - 2.68%
MGE Energy, Inc.	10,220	823,119
Otter Tail Corp.	27,110	1,487,525

		2,310,644

See accompanying notes

19

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.21% (continued)

Utilities - 2.81% (continued)

Water Utilities - 0.13%
Artesian Resources Corp., Class A	2,873	$113,225

Total Utilities		2,423,869

Total Common Stocks (Cost $76,288,889)		84,835,262

SHORT-TERM INVESTMENTS - 1.71% (Cost $1,474,315)

Investment Companies - 1.71%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	1,474,315	1,474,315

TOTAL INVESTMENTS - 99.92% (Cost $77,763,204)		86,309,577
OTHER ASSETS, NET OF LIABILITIES - 0.08%		73,114

TOTAL NET ASSETS - 100.00%		$86,382,691

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at August 31, 2021 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Long Futures Contracts Open on August 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	13	September 2021	$1,479,013	$1,476,280	$(2,733)

			$1,479,013	$1,476,280	$(2,733)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2021, the investments were classified as described below:

Zebra Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$84,835,262	$-	$-	$84,835,262
Short-Term Investments	1,474,315	-	-	1,474,315

Total Investments in Securities - Assets	$86,309,577	$-	$-	$86,309,577

Financial Derivative Instruments - Liabilities
Futures Contracts	$(2,733)	$-	$-	$(2,733)

Total Financial Derivative Instruments - Liabilities	$(2,733)	$-	$-	$(2,733)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2021

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Assets:
Investments in unaffiliated securities, at fair value† §	$1,699,474,773	$84,835,262
Investments in affiliated securities, at fair value‡	41,839,633	1,474,315
Cash collateral held at broker for futures contracts	2,511,000	91,000
Dividends and interest receivable	3,284,186	96,379
Deposits with broker for futures contracts	–	5,546
Receivable for fund shares sold	3,420,330	335,965
Receivable for tax reclaims	463,035	–
Receivable for expense reimbursement (Note 2)	–	33,737
Receivable for variation margin on open futures contracts (Note 5)	1,815,201	–
Prepaid expenses	66,032	39,730

Total assets	1,752,874,190	86,911,934

Liabilities:
Payable for fund shares redeemed	2,141,766	367,109
Payable for expense recoupment (Note 2)	1,107	–
Cash due to broker for futures contracts	1,860,075	–
Management and sub-advisory fees payable (Note 2)	972,173	63,977
Service fees payable (Note 2)	128,822	7,068
Transfer agent fees payable (Note 2)	102,336	4,836
Custody and fund accounting fees payable	107,677	21,102
Professional fees payable	70,465	56,783
Payable for prospectus and shareholder reports	33,013	4,988
Payable for variation margin from open futures contracts (Note 5)	–	2,700
Other liabilities	19,705	680

Total liabilities	5,437,139	529,243

Net assets	$1,747,437,051	$86,382,691

Analysis of net assets:
Paid-in-capital	$1,077,774,934	$59,014,160
Total distributable earnings (deficits)A	669,662,117	27,368,531

Net assets	$1,747,437,051	$86,382,691

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	17,954,013	1,156,604

Y Class	45,427,110	2,016,936

Investor Class	2,448,805	798,373

A Class	6,281,836	78,756

C Class	3,745,392	88,971

R6 Class	7,291	N/A

Net assets:
R5 Class	$415,873,245	$24,213,159

Y Class	$1,045,963,233	$42,440,351

Investor Class	$56,472,628	$16,391,734

A Class	$143,875,366	$1,621,044

C Class	$85,083,300	$1,716,403

R6 Class	$169,279	N/A

Net asset value, offering and redemption price per share:
R5 Class	$23.16	$20.93

Y Class	$23.03	$21.04

Investor Class	$23.06	$20.53

A Class	$22.90	$20.58

A Class (offering price)	$24.30	$21.84

C Class	$22.72	$19.29

R6 Class	$23.22	N/A

† Cost of investments in unaffiliated securities	$1,036,183,987	$76,288,889
‡ Cost of investments in affiliated securities	$41,839,633	$1,474,315
§ Fair value of securities on loan	$–	$464,442

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

21

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2021

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$37,203,502	$1,246,124	A
Dividend income from affiliated securities (Note 2)	3,409	80
Interest income	179	–
Income derived from securities lending (Note 9)	13,362	7,133

Total investment income	37,220,452	1,253,337

Expenses:
Management and sub-advisory fees (Note 2)	10,119,670	744,047
Transfer agent fees:
R5 Class (Note 2)	125,404	1,413
Y Class (Note 2)	900,959	41,635
Investor Class	3,379	2,051
A Class	4,854	219
C Class	4,729	388
R6 Class	1,704	–
Custody and fund accounting fees	167,025	37,704
Professional fees	185,795	92,528
Registration fees and expenses	144,987	66,521
Service fees (Note 2):
Investor Class	186,004	56,344
A Class	96,748	1,396
C Class	71,543	1,714
Distribution fees (Note 2):
A Class	289,482	3,592
C Class	894,359	17,464
Prospectus and shareholder report expenses	90,602	14,549
Trustee fees (Note 2)	101,679	5,511
Loan expense (Note 10)	7,497	722
Other expenses	140,837	17,415

Total expenses	13,537,257	1,105,213

Net fees waived and expenses (reimbursed) (Note 2)	(1,775)	(240,623)

Net expenses	13,535,482	864,590

Net investment income	23,684,970	388,747

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(880,141)	22,334,137
Commission recapture (Note 1)	28,152	–
Futures contracts	17,457,422	281,978
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	307,476,768	11,660,110
Futures contracts	(3,577,883)	(6,036)

Net gain from investments	320,504,318	34,270,189

Net increase in net assets resulting from operations	$344,189,288	34,658,936

† Foreign taxes	$4,369	$–

A Includes significant dividends of $187,476.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

22

American Beacon FundsSM

Statements of Changes in Net Assets

	The London Company Income Equity Fund		Zebra Small Cap Equity Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$23,684,970	$20,691,484	$388,747	$516,210
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, and futures contracts	16,605,433	15,569,775	22,616,115	(2,596,977)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, and futures contracts	303,898,885	123,936,950	11,654,074	(252,660)

Net increase (decrease) in net assets resulting from operations	344,189,288	160,198,209	34,658,936	(2,333,427)

Distributions to shareholders:
Total retained earnings:
R5 Class	(9,588,649)	(18,717,129)	(206,993)	(117,316)
Y Class	(24,276,436)	(58,089,151)	(342,285)	(222,655)
Investor Class	(1,244,574)	(2,076,499)	(119,653)	(55,339)
A Class	(2,734,059)	(5,017,368)	(10,167)	(8,941)
C Class	(1,610,235)	(9,593,710)	(621)	–
R6 Class	(60,238)	–	–	–

Net distributions to shareholders	(39,514,191)	(93,493,857)	(679,719)	(404,251)

Capital share transactions (Note 11):
Proceeds from sales of shares	465,944,842	450,264,962	18,805,585	28,960,578
Reinvestment of dividends and distributions	28,262,886	58,392,218	512,230	325,552
Cost of shares redeemed	(372,013,780)	(369,772,519)	(35,514,731)	(41,063,368)

Net increase (decrease) in net assets from capital share transactions	122,193,948	138,884,661	(16,196,916)	(11,777,238)

Net increase (decrease) in net assets	426,869,045	205,589,013	17,782,301	(14,514,916)

Net assets:
Beginning of year	1,320,568,006	1,114,978,993	68,600,390	83,115,306

End of year	$1,747,437,051	$1,320,568,006	$86,382,691	$68,600,390

See accompanying notes

23

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of August 31, 2021, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors—sold through retirement plan sponsors.	None

24

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The London Company Income Equity Fund distributes most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Zebra Small Cap Equity Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular year. Dividends to shareholders are determined in accordance with federal income tax regulation, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earning and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the

25

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

The London Company of Virginia, LLC

First $25 million	0.40%
Next $225 million	0.35%
Over $250 million	0.30%

Zebra Capital Management, LLC

First $350 million	0.55%
Next $400 million	0.50%
Over $750 million	0.45%

26

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

The Management and Sub-Advisory Fees paid by the Funds for the year ended August 31, 2021 were as follows:

The London Company Income Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$5,420,513
Sub-Advisor Fees	0.31%	4,699,157

Total	0.66%	$10,119,670

Zebra Small Cap Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$292,097
Sub-Advisor Fees	0.55%	451,950

Total	0.90%	$744,047

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended August 31, 2021, the Manager received securities lending fees of $1,262 and $736 for the securities lending activities of The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Investor, A and C Classes have each adopted a Service Plan (collectively, the “Plans”). The Plans authorize the payment to the Manager of an annual fee up to 0.375% of the average daily net assets of the Investor Class, up to 0.25% of the average daily net assets of the A Class and up to 0.25% of the average daily net assets of the C Class. In addition, the Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, R5 Class and Investor Class including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees will be payable monthly in arrears. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

27

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended August 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
The London Company Income Equity	$974,974
Zebra Small Cap Equity	39,236

As of August 31, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
The London Company Income Equity	$91,447
Zebra Small Cap Equity	3,797

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds listed below held the following shares with an August 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	August 31, 2021 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	August 31, 2021 Fair Value
U.S. Government Money Market Select	Direct	The London Company Income Equity	$41,839,633	$-	$-	$3,409	$41,839,633
U.S. Government Money Market Select	Direct	Zebra Small Cap Equity	1,474,315	-	-	80	1,474,315

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2021, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
The London Company Income Equity	$49,616	$1,392	$51,008
Zebra Small Cap Equity	1,133	527	1,660

28

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2021, the Zebra Small Cap Equity Fund borrowed on average $1,002,890 for 9 days at an average interest rate of 0.82% with interest charges of $202. These amounts are recorded as “Other expenses” in the Statements of Operations. For the period ended August 31, 2021, The London Company Income Equity Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended August 31, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	9/1/2020 - 12/31/2020	1/1/2020 - 8/31/2021	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
The London Company Income Equity	R6	0.71%	0.71%	$3,485	$1,712	*	2023-2024
Zebra Small Cap Equity	R5	0.89%	0.89%	72,359	-		2023-2024
Zebra Small Cap Equity	Y	0.99%	0.99%	115,310	-		2023-2024
Zebra Small Cap Equity	Investor	1.27%	1.27%	43,845	-		2023-2024
Zebra Small Cap Equity	A	1.29%	1.21%	4,401	-		2023-2024
Zebra Small Cap Equity	C	2.04%	2.02%	4,708	-		2023-2024

*Of this amount, $2 represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

Of the above amounts, $1,107 was disclosed as a Payable for expense recoupment on the Statements of Assets and Liabilities at August 31, 2021 for the London Company Income Equity Fund and $33,737 as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at August 31, 2021 for the Zebra Small Cap Equity Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The Funds did not record a liability for potential reimbursements due to the current assessment that

29

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
The London Company Income Equity Fund	$2	$-	$-	2022-2023
Zebra Small Cap Equity Fund	-	-	166,144	2020-2021
Zebra Small Cap Equity Fund	-	190,897	-	2021-2022
Zebra Small Cap Equity Fund	-	216,267	-	2022-2023

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended August 31, 2021, RID collected $32,577 and $27 for The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2021, there were no CDSC fees collected for the Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2021, CDSC fees of $5,658 and $73 were collected for the Class C Shares of The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

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The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/

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or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

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Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including money market funds and ETFs. The Fund may invest in investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Real Estate Investment Trusts (“REITs”)

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

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Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended August 31, 2021, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2021
The London Company Income Equity	263
Zebra Small Cap Equity	10

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

The London Company Income Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$1,814,787	$1,814,787

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Future Contracts	$-	$-	$-	$-	$17,457,422	$17,457,422

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(3,577,883)	$(3,577,883)

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Zebra Small Cap Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2021:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(2,733)	$(2,733)

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures Contracts	$-	$-	$-	$-	$281,978	$281,978

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(6,036)	$(6,036)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2021.

The London Company Income Equity Fund

Offsetting of Financial and Derivative Assets as of August 31, 2021:
	Assets	Liabilities
Long Futures Contracts	$1,814,787	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,814,787	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,814,787)	$-

Zebra Small Cap Equity Fund

Offsetting of Financial and Derivative Assets as of August 31, 2021:
	Assets	Liabilities
Long Futures Contracts	$-	$(2,733)

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$(2,733)

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$2,733

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6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by a subadvisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. A Fund maybe subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Dividend Risk

A Fund’s focus on dividend-paying stocks could cause a Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, a Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by a Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security,

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economic and other risks associated with that country. Global economic and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Funds’ performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional

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market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase a Funds’ portfolio turnover, which will increase the costs that a Fund incurs and lower a Funds’ performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the

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U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

39

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	The London Company Income Equity Fund		Zebra Small Cap Equity Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020
Distributions paid from:
Ordinary income*
R5 Class	$6,953,504	$5,368,368	$206,993	$117,316
Y Class	17,410,483	15,315,987	342,285	222,655
Investor Class	853,906	540,869	119,653	55,339
A Class	1,907,406	1,241,233	10,167	8,941
C Class	862,187	1,563,441	621	-
R6 Class	59,408	-
Long-term capital gains
R5 Class	2,635,145	13,348,761	-	-
Y Class	6,865,953	42,773,164	-	-
Investor Class	390,668	1,535,630	-	-
A Class	826,653	3,776,135	-	-
C Class	748,048	8,030,269	-	-
R6 Class	830	-

Total distributions paid	$39,514,191	$93,493,857	$679,719	$404,251

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The London Company Income Equity	$1,082,161,610	$663,609,845	$(4,457,049)	$659,152,796
Zebra Small Cap Equity	77,926,489	12,720,970	(4,337,882)	8,383,088

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
The London Company Income Equity	$659,152,796	$5,049,469	$5,459,852	$-	$-	$669,662,117
Zebra Small Cap Equity	8,383,088	15,586,098	3,399,345	-	-	27,368,531

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

40

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

As of August 31, 2021, the Funds had no permanent differences.

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2021 the Funds did not have any capital loss carryforwards. The Zebra Small Cap Equity Fund utilized $3,142,204 short-term and $328,969 long-term capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended August 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
The London Company Income Equity	$262,982,962	$103,827,964
Zebra Small Cap Equity	83,444,480	100,004,278

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2021 were as follows:

Fund	Type of Transaction	August 31, 2020 Shares/Fair Value	Purchases	Sales	August 31, 2021 Shares/Fair Value
The London Company Income Equity	Direct	$75,939,009	$408,599,211	$442,698,587	$41,839,633
The London Company Income Equity	Securities Lending	-	21,824,818	21,824,818	-
Zebra Small Cap Equity	Direct	1,323,905	21,858,105	21,707,695	1,474,315
Zebra Small Cap Equity	Securities Lending	241,564	7,390,964	7,632,528	-

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

41

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of August 31, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Zebra Small Cap Equity	$464,442	$-	$474,743	$474,743

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted

42

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended August 31, 2021, the Funds did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended August 31, 2021		Year Ended August 31, 2020
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	4,226,610	$85,157,993	6,748,271	$108,960,986
Reinvestment of dividends	439,870	8,905,041	864,050	15,922,758
Shares redeemed	(2,797,419)	(56,908,287)	(4,485,388)	(78,972,840)

Net increase in shares outstanding	1,869,061	$37,154,747	3,126,933	$45,910,904

	Y Class
	Year Ended August 31, 2021		Year Ended August 31, 2020
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	14,562,115	$292,167,220	15,471,519	$264,156,843
Reinvestment of dividends	794,540	15,995,315	1,811,450	33,289,109
Shares redeemed	(11,096,506)	(227,964,321)	(12,830,260)	(214,092,117)

Net increase in shares outstanding	4,260,149	$80,198,214	4,452,709	$83,353,835

	Investor Class
	Year Ended August 31, 2021		Year Ended August 31, 2020
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,112,285	$21,939,061	1,114,699	$19,606,789
Reinvestment of dividends	60,137	1,207,720	107,887	1,983,373
Shares redeemed	(922,778)	(18,891,565)	(397,563)	(6,849,866)

Net increase in shares outstanding	249,644	$4,255,216	825,023	$14,740,296

	A Class
	Year Ended August 31, 2021		Year Ended August 31, 2020
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	2,282,299	$47,021,405	2,443,255	$43,347,039
Reinvestment of dividends	55,188	1,103,509	167,989	3,078,006
Shares redeemed	(942,027)	(19,539,900)	(1,051,750)	(17,920,731)

Net increase in shares outstanding	1,395,460	$28,585,014	1,559,494	$28,504,314

	C Class
	Year Ended August 31, 2021		Year Ended August 31, 2020
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	461,084	$9,458,611	788,277	$14,093,305
Reinvestment of dividends	50,733	993,719	225,489	4,118,972
Shares redeemed	(1,830,800)	(37,323,480)	(2,998,004)	(51,936,965)

Net (decrease) in shares outstanding	(1,318,983)	$(26,871,150)	(1,984,238)	$(33,724,688)

43

American Beacon FundsSM

Notes to Financial Statements

August 31, 2021

	R6 Class
	Year Ended August 31, 2021		Period Ended August 31, 2020
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	506,297	$10,200,552	5,266	$100,000
Reinvestment of dividends	2,686	57,582	-	-
Shares redeemed	(506,958)	(11,386,227)	-	-

Net increase (decrease) in shares outstanding	2,025	$(1,128,093)	5,266	$100,000

	R5 Class
	Year Ended August 31, 2021		Year Ended August 31, 2020
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	241,989	$4,232,051	480,148	$6,355,330
Reinvestment of dividends	2,821	48,460	2,813	45,232
Shares redeemed	(463,118)	(9,069,023)	(865,695)	(12,004,712)

Net (decrease) in shares outstanding	(218,308)	$(4,788,512)	(382,734)	$(5,604,150)

	Y Class
	Year Ended August 31, 2021		Year Ended August 31, 2020
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	608,192	$10,980,585	1,281,560	$17,753,486
Reinvestment of dividends	19,327	333,970	13,365	216,372
Shares redeemed	(1,157,899)	(20,690,831)	(1,581,234)	(22,066,453)

Net (decrease) in shares outstanding	(530,380)	$(9,376,276)	(286,309)	$(4,096,595)

	Investor Class
	Year Ended August 31, 2021		Year Ended August 31, 2020
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	187,371	$3,183,225	284,253	$3,972,917
Reinvestment of dividends	7,071	119,441	3,481	55,244
Shares redeemed	(259,155)	(4,714,580)	(314,723)	(4,196,241)

Net (decrease) in shares outstanding	(64,713)	$(1,411,914)	(26,989)	$(168,080)

	A Class
	Year Ended August 31, 2021		Year Ended August 31, 2020
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	18,272	$354,570	25,222	$381,152
Reinvestment of dividends	576	9,751	547	8,704
Shares redeemed	(27,586)	(485,602)	(129,985)	(1,638,008)

Net (decrease) in shares outstanding	(8,738)	$(121,281)	(104,216)	$(1,248,152)

	C Class
	Year Ended August 31, 2021		Year Ended August 31, 2020
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	3,149	$55,154	34,457	$497,693
Reinvestment of dividends	38	608	-	-
Shares redeemed	(32,864)	(554,695)	(94,922)	(1,157,954)

Net (decrease) in shares outstanding	(29,677)	$(498,933)	(60,465)	$(660,261)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

44

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$19.14	$18.26	$18.13	$16.13	$15.25

Income from investment operations:
Net investment income	0.35	0.36	0.37	0.35	0.33
Net gains on investments (both realized and unrealized)	4.23	2.07	0.42	2.00	0.97

Total income from investment operations	4.58	2.43	0.79	2.35	1.30

Less distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.39)	(0.35)	(0.32)
Distributions from net realized gains	(0.21)	(1.17)	(0.27)	–	(0.10)

Total distributions	(0.56)	(1.55)	(0.66)	(0.35)	(0.42)

Net asset value, end of period	$23.16	$19.14	$18.26	$18.13	$16.13

Total returnB	24.40%	13.81%	4.78%	14.75%	8.64%

Ratios and supplemental data:
Net assets, end of period	$415,873,245	$307,794,240	$236,601,692	$240,244,700	$222,730,033
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.74%	0.75%	0.73%	0.73%	0.74%
Expenses, net of reimbursements and/or recoupments	0.74%	0.75%	0.73%	0.73%	0.74%
Net investment income, before expense reimbursements and/or recoupments	1.66%	1.99%	2.09%	2.08%	2.12%
Net investment income, net of reimbursements and/or recoupments	1.66%	1.99%	2.09%	2.08%	2.12%
Portfolio turnover rate	7%	21%	23%	16%	14%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

45

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$19.02	$18.16	$18.04	$16.05	$15.17

Income from investment operations:
Net investment income	0.33	0.34	0.36	0.34	0.32
Net gains on investments (both realized and unrealized)	4.23	2.06	0.41	1.99	0.97

Total income from investment operations	4.56	2.40	0.77	2.33	1.29

Less distributions:
Dividends from net investment income	(0.34)	(0.37)	(0.38)	(0.34)	(0.31)
Distributions from net realized gains	(0.21)	(1.17)	(0.27)	–	(0.10)

Total distributions	(0.55)	(1.54)	(0.65)	(0.34)	(0.41)

Net asset value, end of period	$23.03	$19.02	$18.16	$18.04	$16.05

Total returnA	24.43%	13.70%	4.68%	14.69%	8.60%

Ratios and supplemental data:
Net assets, end of period	$1,045,963,233	$783,186,967	$666,792,661	$572,315,652	$663,588,078
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.81%	0.81%	0.80%	0.79%	0.81%
Expenses, net of reimbursements and/or recoupments	0.81%	0.81%	0.80%	0.79%	0.81%
Net investment income, before expense reimbursements and/or recoupments	1.60%	1.94%	2.03%	2.00%	2.04%
Net investment income, net of reimbursements and/or recoupments	1.60%	1.94%	2.03%	2.00%	2.04%
Portfolio turnover rate	7%	21%	23%	16%	14%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

46

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$19.05	$18.19	$18.06	$16.07	$15.19

Income from investment operations:
Net investment income	0.28	0.30	0.31	0.30	0.28
Net gains on investments (both realized and unrealized)	4.23	2.06	0.43	1.98	0.97

Total income from investment operations	4.51	2.36	0.74	2.28	1.25

Less distributions:
Dividends from net investment income	(0.29)	(0.33)	(0.34)	(0.29)	(0.27)
Distributions from net realized gains	(0.21)	(1.17)	(0.27)	–	(0.10)

Total distributions	(0.50)	(1.50)	(0.61)	(0.29)	(0.37)

Net asset value, end of period	$23.06	$19.05	$18.19	$18.06	$16.07

Total returnA	24.07%	13.38%	4.45%	14.37%	8.33%

Ratios and supplemental data:
Net assets, end of period	$56,472,628	$41,904,048	$24,993,208	$28,343,428	$31,897,528
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.07%	1.07%	1.06%	1.05%	1.05%
Expenses, net of reimbursements and/or recoupments	1.07%	1.07%	1.06%	1.05%	1.05%
Net investment income, before expense reimbursements and/or recoupments	1.33%	1.67%	1.75%	1.75%	1.79%
Net investment income, net of reimbursements and/or recoupments	1.33%	1.67%	1.75%	1.75%	1.79%
Portfolio turnover rate	7%	21%	23%	16%	14%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

47

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$18.93	$18.08	$17.96	$15.98	$15.11

Income from investment operations:
Net investment income	0.28	0.30	0.31	0.31	0.27
Net gains on investments (both realized and unrealized)	4.19	2.05	0.42	1.96	0.96

Total income from investment operations	4.47	2.35	0.73	2.27	1.23

Less distributions:
Dividends from net investment income	(0.29)	(0.33)	(0.34)	(0.29)	(0.26)
Distributions from net realized gains	(0.21)	(1.17)	(0.27)	–	(0.10)

Total distributions	(0.50)	(1.50)	(0.61)	(0.29)	(0.36)

Net asset value, end of period	$22.90	$18.93	$18.08	$17.96	$15.98

Total returnA	24.04%	13.44%	4.43%	14.41%	8.24%

Ratios and supplemental data:
Net assets, end of period	$143,875,366	$92,490,860	$60,146,845	$60,465,593	$95,206,378
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.05%	1.04%	1.05%	1.03%	1.12%
Expenses, net of reimbursements and/or recoupments	1.05%	1.04%	1.05%	1.03%	1.12%
Net investment income, before expense reimbursements and/or recoupments	1.36%	1.71%	1.77%	1.75%	1.73%
Net investment income, net of reimbursements and/or recoupments	1.36%	1.71%	1.77%	1.75%	1.73%
Portfolio turnover rate	7%	21%	23%	16%	14%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

48

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$18.78	$17.94	$17.83	$15.87	$15.01

Income from investment operations:
Net investment income	0.10	0.14	0.17	0.16	0.15
Net gains on investments (both realized and unrealized)	4.19	2.06	0.42	1.97	0.96

Total income from investment operations	4.29	2.20	0.59	2.13	1.11

Less distributions:
Dividends from net investment income	(0.14)	(0.19)	(0.21)	(0.17)	(0.15)
Distributions from net realized gains	(0.21)	(1.17)	(0.27)	–	(0.10)

Total distributions	(0.35)	(1.36)	(0.48)	(0.17)	(0.25)

Net asset value, end of period	$22.72	$18.78	$17.94	$17.83	$15.87

Total returnA	23.14%	12.59%	3.64%	13.53%	7.42%

Ratios and supplemental data:
Net assets, end of period	$85,083,300	$95,091,128	$126,444,587	$132,511,310	$149,848,432
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.79%	1.81%	1.82%	1.81%	1.86%
Expenses, net of reimbursements and/or recoupments	1.79%	1.81%	1.82%	1.81%	1.86%
Net investment income, before expense reimbursements and/or recoupments	0.62%	0.94%	1.01%	0.98%	0.97%
Net investment income, net of reimbursements and/or recoupments	0.62%	0.94%	1.01%	0.98%	0.97%
Portfolio turnover rate	7%	21%	23%	16%	14%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

49

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended August 31, 2021	August 25, 2020A to August 31, 2020

Net asset value, beginning of period	$19.13	$18.99

Income from investment operations:
Net investment income (loss)	2.03	(0.01)
Net gains on investments (both realized and unrealized)	2.59	0.15

Total income from investment operations	4.62	0.14

Less distributions:
Dividends from net investment income	(0.32)	–
Distributions from net realized gains	(0.21)	–

Total distributions	(0.53)	–

Net asset value, end of period	$23.22	$19.13

Total returnB	24.62%	0.74	%C

Ratios and supplemental data:
Net assets, end of period	$169,279	$100,763
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.75%	0.85	%D
Expenses, net of reimbursements and/or recoupments	0.71%	0.71	%D
Net investment income (loss), before expense reimbursements and/or recoupments	1.64%	(3.83	)%D
Net investment income (loss), net of reimbursements and/or recoupments	1.68%	(3.69	)%D
Portfolio turnover rate	7%	21	%C

A	Effective date of class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

50

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$13.77		$14.22	$18.32	$16.04	$14.07

Income (loss) from investment operations:
Net investment income	0.12	B	0.14	0.09	0.11	0.24
Net gains (losses) on investments (both realized and unrealized)	7.19		(0.51)	(2.62)	3.44	1.90

Total income (loss) from investment operations	7.31		(0.37)	(2.53)	3.55	2.14

Less distributions:
Dividends from net investment income	(0.15)		(0.08)	(0.09)	(0.03)	(0.17)
Distributions from net realized gains	-		-	(1.48)	(1.24)	-

Total distributions	(0.15)		(0.08)	(1.57)	(1.27)	(0.17)

Net asset value, end of period	$20.93		$13.77	$14.22	$18.32	$16.04

Total returnC	53.31%		(2.70)%	(12.94)%	22.98%	15.25%

Ratios and supplemental data:
Net assets, end of period	$24,213,159		$18,929,000	$24,989,951	$11,722,213	$4,122,461
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.18%		1.17%	1.22%	1.23%	1.36%
Expenses, net of reimbursements and/or recoupmentsD	0.89%		0.89%	0.89%	0.90%	0.89%
Net investment income, before expense reimbursements and/or recoupments	0.31	%B	0.54%	0.57%	0.30%	0.80%
Net investment income, net of reimbursements and/or recoupments	0.60	%B	0.82%	0.90%	0.64%	1.26%
Portfolio turnover rate	104%		106%	93%	74%	77%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Net investment income includes significant dividend payment from Tredegar Corp. amounting to $0.0381.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

51

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$13.85		$14.32	$18.45	$16.17	$14.20

Income (loss) from investment operations:
Net investment income	0.12	A	0.11	0.13	0.08	0.15
Net gains (losses) on investments (both realized and unrealized)	7.22		(0.50)	(2.69)	3.47	1.99

Total income (loss) from investment operations	7.34		(0.39)	(2.56)	3.55	2.14

Less distributions:
Dividends from net investment income	(0.15)		(0.08)	(0.09)	(0.03)	(0.17)
Distributions from net realized gains	-		-	(1.48)	(1.24)	-

Total distributions	(0.15)		(0.08)	(1.57)	(1.27)	(0.17)

Net asset value, end of period	$21.04		$13.85	$14.32	$18.45	$16.17

Total returnB	53.22%		(2.82)%	(13.02)%	22.79%	15.11%

Ratios and supplemental data:
Net assets, end of period	$42,440,351		$35,283,932	$40,575,598	$47,832,660	$18,631,514
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.28%		1.26%	1.24%	1.27%	1.41%
Expenses, net of reimbursements and/or recoupmentsC	0.99%		0.99%	0.99%	1.00%	0.99%
Net investment income, before expense reimbursements and/or recoupments	0.24	%A	0.45%	0.55%	0.26%	0.54%
Net investment income, net of reimbursements and/or recoupments	0.53	%A	0.72%	0.80%	0.54%	0.96%
Portfolio turnover rate	104%		106%	93%	74%	77%

A	Net investment income includes significant dividend payment from Tredegar Corp. amounting to $0.0421.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

52

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$13.54		$14.03	$18.14	$15.95	$14.05

Income (loss) from investment operations:
Net investment income	0.02	A	0.06	0.12	0.02	0.14
Net gains (losses) on investments (both realized and unrealized)	7.11		(0.49)	(2.68)	3.43	1.93

Total income (loss) from investment operations	7.13		(0.43)	(2.56)	3.45	2.07

Less distributions:
Dividends from net investment income	(0.14)		(0.06)	(0.07)	(0.02)	(0.17)
Distributions from net realized gains	-		-	(1.48)	(1.24)	-

Total distributions	(0.14)		(0.06)	(1.55)	(1.26)	(0.17)

Net asset value, end of period	$20.53		$13.54	$14.03	$18.14	$15.95

Total returnB	52.84%		(3.12)%	(13.26)%	22.47%	14.77%

Ratios and supplemental data:
Net assets, end of period	$16,391,734		$11,690,371	$12,486,352	$10,398,506	$10,766,976
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.56%		1.60%	1.50%	1.44%	1.58%
Expenses, net of reimbursements and/or recoupmentsC	1.27%		1.27%	1.27%	1.28%	1.27%
Net investment income, before expense reimbursements and/or recoupments	(0.07	)%A	0.11%	0.27%	0.08%	0.41%
Net investment income, net of reimbursements and/or recoupments	0.22	%A	0.44%	0.50%	0.24%	0.72%
Portfolio turnover rate	104%		106%	93%	74%	77%

A	Net investment income includes significant dividend payment from Tredegar Corp. amounting to $0.0411.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

53

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$13.57		$14.05		$18.15		$15.96		$14.06

Income (loss) from investment operations:
Net investment income	0.05	AB	0.06	A	0.08	A	0.03	A	0.16
Net gains (losses) on investments (both realized and unrealized)	7.09		(0.49)		(2.64)		3.42		1.91

Total income (loss) from investment operations	7.14		(0.43)		(2.56)		3.45		2.07

Less distributions:
Dividends from net investment income	(0.13)		(0.05)		(0.06)		(0.02)		(0.17)
Distributions from net realized gains	-		-		(1.48)		(1.24)		-

Total distributions	(0.13)		(0.05)		(1.54)		(1.26)		(0.17)

Net asset value, end of period	$20.58		$13.57		$14.05		$18.15		$15.96

Total returnC	52.80%		(3.10)%		(13.26)%		22.43%		14.76%

Ratios and supplemental data:
Net assets, end of period	$1,621,044		$1,187,137		$2,693,316		$5,063,046		$6,801,568
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.54%		1.47%		1.53%		1.54%		1.73%
Expenses, net of reimbursements and/or recoupmentsD	1.23	%E	1.29%		1.29%		1.29%		1.29%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.05	)%B	0.23%		0.27%		(0.04)%		0.28%
Net investment income, net of reimbursements and/or recoupments	0.26	%B	0.41%		0.51%		0.20%		0.71%
Portfolio turnover rate	104%		106%		93%		74%		77%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes significant dividend payment from Tredegar Corp. amounting to $0.0439.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

54

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2021		2020	2019	2018		2017

Net asset value, beginning of period	$12.73		$13.23	$17.26	$15.32		$13.53

Income (loss) from investment operations:
Net investment income (loss)	(0.36	)B	(0.30)	(0.06)	(0.09	)A	0.03
Net gains (losses) on investments (both realized and unrealized)	6.93		(0.20)	(2.49)	3.27		1.86

Total income (loss) from investment operations	6.57		(0.50)	(2.55)	3.18		1.89

Less distributions:
Dividends from net investment income	(0.01)		-	-	-		(0.10)
Distributions from net realized gains	-		-	(1.48)	(1.24)		-

Total distributions	(0.01)		-	(1.48)	(1.24)		(0.10)

Net asset value, end of period	$19.29		$12.73	$13.23	$17.26		$15.32

Total returnC	51.59%		(3.78)%	(13.97)%	21.55%		13.97%

Ratios and supplemental data:
Net assets, end of period	$1,716,403		$1,509,950	$2,370,089	$3,286,562		$2,207,090
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.30%		2.28%	2.29%	2.29%		2.47%
Expenses, net of reimbursements and/or recoupmentsD	2.03	%E	2.04%	2.04%	2.05%		2.04%
Net investment (loss), before expense reimbursements and/or recoupments	(0.79	)%B	(0.57)%	(0.49)%	(0.78)%		(0.42)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.52	)%B	(0.33)%	(0.24)%	(0.53)%		0.01%
Portfolio turnover rate	104%		106%	93%	74%		77%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes significant dividend payment from Tredegar Corp. amounting to $0.0358.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

55

American Beacon FundsSM

Federal Tax Information

August 31, 2021 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

The London Company Income Equity	100.00%
Zebra Small Cap Equity	100.00%

Qualified Dividend Income:

The London Company Income Equity	100.00%
Zebra Small Cap Equity	100.00%

Long-Term Capital Gain Distributions:

The London Company Income Equity	$11,467,297
Zebra Small Cap Equity	-

Short-Term Capital Gain Distributions:

The London Company Income Equity	$4,361,924
Zebra Small Cap Equity	-

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

56

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2021 (Unaudited)

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon The London Company Income Equity Fund (“TLC Fund”) and the American Beacon Zebra Small Cap Equity Fund (“Zebra Fund”) (each, a “Fund” and collectively, the “Funds”); (2) the Investment Advisory Agreement among the Manager, The London Company of Virginia, LLC (“TLC”), and the Trust, on behalf of the TLC Fund; and (3) the Investment Advisory Agreement among the Manager, Zebra Capital Management, LLC (“Zebra”), and the Trust, on behalf of the Zebra Fund. TLC and Zebra are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisors. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered,

57

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2021 (Unaudited)

among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisors for the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from its relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Funds by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index(es), as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor relative to the performance of a benchmark index and, with respect to the TLC Fund, a composite of comparable investment accounts managed by TLC. Additionally, the Board considered the performance of the Zebra Fund relative to a secondary index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the TLC Fund and sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Zebra Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for each share class of the Zebra Fund and the one share class of the TLC Fund, the Manager is waiving fees and/or reimbursing expenses.

58

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2021 (Unaudited)

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by Zebra that it does not manage any comparable accounts and representations made by TLC that it does not have any comparable client accounts receiving a lower fee rate than the TLC Fund. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for each Fund’s subadvisory fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that TLC and Zebra benefit from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

59

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2021 (Unaudited)

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers, where applicable, and the Manager’s agreement to continue the fee waivers. In addition, information regarding subadvisors’ use of soft dollars was requested from the Manager and was considered by the Board. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds than in prior years.

Additional Considerations and Conclusions with Respect to the American Beacon The London Company Income Equity Fund

In considering the renewal of the Agreements for the TLC Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered: (1) TLC’s representation that it does not have any comparable client accounts receiving a lower fee than the TLC Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and TLC under the Agreements are fair and reasonable; and (2) determined that the TLC Fund and its shareholders would benefit from the Manager’s and TLC’s continued management of the TLC Fund.

60

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2021 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Small Cap Equity Fund

In considering the renewal of the Agreements for the Zebra Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	3rd Quintile

The Board also considered: (1) Zebra’s representation that it does not manage a comparable account in the same strategy as the subadvisor manages the Fund; and (2) the Manager’s recommendation to continue to retain Zebra.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and Zebra under the Agreements are fair and reasonable; and (2) determined that the Zebra Fund and its shareholders would benefit from the Manager’s and Zebra’s continued management of the Zebra Fund.

61

Disclosure Regarding Liquidity Risk Management Program

August 31, 2021 (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

○

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

○	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2021 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2020 through December 31, 2020 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

64

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President(2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President(2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President(2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-2021).

65

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (50)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (57)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

66

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-Present); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

67

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (64)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (51)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (36)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

68

American Beacon FundsSM

Privacy Policy

August 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately 60 days after the end of each quarter for the Zebra Small Cap Equity Fund and 20 days after the end of each month for The London Company Income Equity Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund are service marks of American Beacon Advisors, Inc.

AR 8/21

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$164,171	8/31/2020
$173,091	8/31/2021

(b)
Audit Related Fees	Fiscal Year Ended
$0	8/31/2020
$0	8/31/2021
(c)
Tax Fees(1)	Fiscal Year Ended
$40,432	8/31/2020
$46,590	8/31/2021
(d)
All Other Fees	Fiscal Year Ended
$0	8/31/2020
$0	8/31/2021

(1) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    Aggregate Non-Audit Fees for Services Rendered to the:

Registrant(1)	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$40,432	$77,205	N/A	8/31/2020
$46,590	$60,169	N/A	8/31/2021

(1) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12 DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds

Date: November 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds

Date: November 5, 2021

By /s/ Sonia L. Bates

Sonia L. Bates
Treasurer
American Beacon Funds

Date: November 5, 2021